                                   PROSPECTUS

                                November 3, 2003

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
                                    issued by
                           AIG LIFE INSURANCE COMPANY
                                   through its
                               VARIABLE ACCOUNT I

This prospectus describes a single premium immediate variable annuity contract offered to individuals within groups. The minimum initial premium is $20,000. Additional premiums are not accepted. Please read this prospectus carefully before investing and keep it for future reference.

The description of the contract in this prospectus is fully applicable to your certificate and the word "contract" includes any such certificate.

The contract is available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans, and as a non-qualified contract funded with money from any source.

The contract provides several options for annuity payments beginning on the Income Start Date. You select the annuity option at the time of purchase and annuity payments must begin within 12 months of the Contract Date.

The contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the contract is not suitable as a short-term investment.

Contracts and/or certain contract features, offered by this prospectus, may not be available in all states.

The contract currently has 14 investment options to which you can allocate your money - 13 variable investment options and one fixed investment option. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you select a variable annuity payment, the periodic payments will change depending on the investment performance of the portfolios you select. You bear the investment risk. The variable investment options currently offered are portfolios of the Vanguard Variable Insurance Fund ("Vanguard VIF Portfolios").

Prior to May 1, 2003, you were permitted to invest in the portfolios of The Universal Institutional Funds, Inc. ("UIF Portfolios"). As of May 1, 2003, the UIF Portfolios will no longer be offered under the contract. No additional account value may be invested in any of the UIF Portfolios.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated November 3, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention:
Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 (telephone: 877-299-1724).

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal or reduced income. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

DEFINITIONS ...............................................................    5

SUMMARY OF THE CONTRACT ...................................................    7
     Purpose of the Annuity Contract ......................................    7
     Type of Contract .....................................................    7
     Purchase of the Contract .............................................    7
     The Investment Options ...............................................    7
     Expenses .............................................................    8
          Mortality and Expense Risk Charge ...............................    8
          Premium Tax Charge ..............................................    8
          Other Expenses ..................................................    8
     Right to Examine .....................................................    9
     Cancellation Rights ..................................................    9
     Inquiries and Contract Owner and Annuitant Information ...............    9

FEE TABLES ................................................................    9

CONDENSED FINANCIAL INFORMATION ...........................................   10

INVESTMENT OPTIONS ........................................................   10
     Variable Investment Options ..........................................   10
     Fixed Investment Option ..............................................   14

EXPENSES ..................................................................   14
     Mortality and Expense Risk Charge ....................................   14
     Premium Taxes ........................................................   15
     Income Taxes .........................................................   15
     Fund Expenses ........................................................   15
     Reduction of Certain Charges and Additional Amounts Credited .........   15

THE CONTRACT ..............................................................   16
     General Description ..................................................   16
     Who Should Purchase a Contract .......................................   16
     About the Contract ...................................................   16
     Purchasing a Contract ................................................   17
     Allocation of Premium ................................................   17
     Right to Return ......................................................   17
     Market Timing ........................................................   17
     Transfers Among Investment Options ...................................   18
     Cancellation Rights ..................................................   18
          Access To Your Money ............................................   19
          Cancellation Of The Contract ....................................   19
          Computing the Cancellation Value ................................   19
          Taxes ...........................................................   19

ANNUITY PAYMENTS ..........................................................   20

     Generally ............................................................   20
     Annuity Payment Options ..............................................   20
     Annuity Units ........................................................   22
     Determination of the Initial Annuity Payment .........................   22
     Impact of Annuitant's Age on Annuity Payments ........................   22
     Impact of Annuitant's Gender on Annuity Payments .....................   22
     Impact of Length of Payment Periods on Annuity Payments ..............   23
     Assumed Investment Return ............................................   24

ACCESS TO YOUR MONEY ......................................................   25
     Generally ............................................................   25
     Deferment of Payments ................................................   25

DEATH BENEFIT .............................................................   25
     Death Within Six Months of the Contract Date .........................   25
     Death Prior to Income Start Date .....................................   26
     Death of Owner After the Income Start Date ...........................   26
     Death of Annuitant After the Income Start Date .......................   26
     Designation of Beneficiary ...........................................   27

PERFORMANCE ...............................................................   27

TAXES .....................................................................   28
     Introduction .........................................................   28
     Annuity Contracts in General .........................................   28
     Distributions In General .............................................   29
     Tax Treatment of Distributions -- Non-Qualified Contracts ............   31
     Non-Qualified Contracts Owned by Non-Natural Persons .................   32
     Section 1035 Exchanges ...............................................   32
     Diversification and Investor Control .................................   32
     Withholding ..........................................................   33

OTHER INFORMATION .........................................................   33
     AIG Life Insurance Company ...........................................   33
     Ownership ............................................................   34
     Voting Rights ........................................................   34
     Distribution of the Contract .........................................   34
     Legal Proceedings ....................................................   35

FINANCIAL STATEMENTS ......................................................   35

APPENDIX A ................................................................   36

APPENDIX B ................................................................   37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ..............   42

                                   DEFINITIONS


We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the contract permit a Joint Annuitant.

Annuity Payment Option - The method in which you choose to receive your stream of annuity payment(s).

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

Company - AIG Life Insurance Company, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Date - The date your contract is issued and becomes effective.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your contract.

Income Start Date - The date on which annuity payments begin. You choose this date when you purchase the contract. Because the contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your contract. Because the contract is a single premium contract, you are permitted to make only one premium payment to us.

Premium Tax - A tax charged by a state or municipality on Premium Payments.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Issue Date, when you may return your contract to the Company.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the contract. You can find additional information later in this prospectus, in the SAI, and in the contract. This prospectus applies principally to the variable investment options and related aspects of the contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose of the Annuity Contract

The single premium immediate variable annuity contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

The contract is intended for people who want to provide a stream of income payments, generally for retirement but also for other long-term purposes.

Type of Contract

If you are eligible, you may purchase the contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 plans or IRAs. You may also purchase the contract as a non-qualified retirement plan for an individual.

Purchase of the Contract

The minimum amount to purchase a contract is $20,000. We reserve the right to accept a premium payment below that amount or reject a premium payment in excess of limits we establish from time to time. In general, we will not issue a contract to anyone who is over age 80, but reserve the right to increase or decrease that age.

The Investment Options

When you purchase the contract, you may allocate your premium payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 13 of which are currently offered under the contract. Each of the 13 subaccounts invests exclusively in shares of a specific portfolio of the Vanguard VIF Portfolios. The portfolios currently offered are:

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Vanguard VIF Portfolios

Vanguard VIF Balanced Portfolio
Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Diversified Value Portfolio
Vanguard VIF REIT Index Portfolio
Vanguard VIF Equity Income Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Equity Index Portfolio
Vanguard VIF Short Term Corporate Portfolio
Vanguard VIF Growth Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard VIF High Yield Bond Portfolio
Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF International Portfolio

If any portion of your account value was invested in any of the UIF Portfolios as of April 30, 2003, you may retain the investment, but you cannot use the any of the UIF Portfolios for any other purpose except to transfer to one of the Vanguard VIF Portfolios.

The UIF Portfolios are:

UIF Portfolios

UIF Equity Growth Portfolio
UIF Core Plus Fixed Income Portfolio
UIF International Magnum Portfolio
UIF Mid Cap Growth Portfolio
UIF Money Market Portfolio
UIF Technology Portfolio
UIF Value Portfolio

No additional account value may be invested in any of the UIF Portfolios.

Allocating part or all of your premium payment to a subaccount means you have elected, at least in part, a variable annuity payment. The amount of your variable annuity payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your premium payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change.

Expenses

The company does not deduct a sales load from your premium payment, but does deduct the following charges in connection with the contract. For additional information, see "EXPENSES" further on in this prospectus.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. Certain states assess a premium tax charge for premium payments made under the contract. If applicable, the premium tax will be deducted from your single premium payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Other Expenses. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

Right to Examine

You may cancel your contract within ten days after receiving it (or longer if your state requires). We will refund your premium payment, adjusted as required by your contract. See "Right to Return" further on in this prospectus.


Cancellation Rights

You may have the right to cancel your contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

Inquiries and Contract Owner and Annuitant Information

For more information about the contracts, you can contact us by writing to AIG Life Insurance Company at its Pension Administration Department, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.


                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, or transfer cash value between investment options. State premium taxes may also be deducted.


--------------------------------------------------------------------------------------------------------------------------
                                             Maximum Owner Transaction Expenses

--------------------------------------------------------------------------------------------------------------------------
                              Charge                                                        Amount
--------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage of purchase                                 None
payments)
--------------------------------------------------------------------------------------------------------------------------
Transfer Fee                                                                                 $10
                                                                        (There is no charge for the first 12 transfers
                                                                        each contract year; thereafter, we reserve the
                                                                         right to charge a fee of $10 per transfer.)
--------------------------------------------------------------------------------------------------------------------------
Premium Taxes - qualified contracts                                                    0 - 1% of premium
--------------------------------------------------------------------------------------------------------------------------
Premium Taxes - non-qualified contracts                                               0 - 3.5% of premium
--------------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

----------------------------------------------------------------------------------------------------
                                   Variable Account Annual Expenses
                              (as a percentage of average account value)
----------------------------------------------------------------------------------------------------
                        Charge                                                 Amount
----------------------------------------------------------------------------------------------------
Maximum Mortality and Expense Risk Fees                                         1.25%
----------------------------------------------------------------------------------------------------
     Total Variable Account Annual Expenses                                     1.25%
----------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the funds for the fiscal year ended December 31, 2002. Current and future expenses for the funds may be higher or lower than those shown.

----------------------------------------------------------------------------------------------------
                                    Annual Fund Fees and Expenses
                          (expenses that are deducted from the Fund assets)

----------------------------------------------------------------------------------------------------
                   Charge                          Maximum                             Minimum
----------------------------------------------------------------------------------------------------
Total Annual Fund Operating                         1.39%                               0.18%
Expenses (expenses that are deducted
from fund assets include management
fees, distribution (12b-1) fees, and
other expenses)
----------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the funds' prospectuses accompanying this contract prospectus.

                         CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in Appendix A.

                               INVESTMENT OPTIONS

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Vanguard VIF Portfolios

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' investment adviser, Vanguard may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objectives of the funds available under the contract. There is no assurance that any of these funds will achieve its stated objectives.

The Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. The portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporation. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry.


The Short-Term Corporate Portfolio seeks to provide a high level of income and to preserve contract owners' principal. The Portfolio invests in a variety of high-quality, and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar -weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.



The Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index. The Portfolio employs a "passive management" - or indexing - strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.



The High Yield Bond Portfolio seeks to provide a high level of income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds - commonly known as "junk bonds" - with medium - and lower-range credit quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's . The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.


The Balanced Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income. The portfolio invests 60% to 70% of its assets in dividend paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the adviser's opinion, are undervalued but have prospects to improve. The remaining 30% to 40% of assets are invested primarily in high quality, intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.


The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income. The Portfolio invests mainly in common stocks of established, medium-size and large U.S. companies that pay above-average levels of dividend income and have the potential for capital appreciation. The advisors select stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. In addition, the adviser looks for companies that are committed to paying dividends consistently.


The Diversified Value Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income. The Portfolio invests mainly in common stocks of large and medium-size companies whose stock are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below -average prices in relation to such financial measures as earnings and book value.


The Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to track the performance of a broad-based market index of stocks of large U.S. companies. The Portfolio employs a "passive management" - or indexing - investment approach, by holding all of the stocks in the Standard & Poor's 500 Index in about the same proportions as represented in the Index. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. For example, if a specific stock represented 3% of the S & P 500 Index, the Portfolio would invest 3% of its assets in that stock.

The MidCap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management" - or indexing - investment approach designed to track the performance of the MSCI(R) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.


The Growth Portfolio seek to provide long term growth of capital. The portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

The Small Company Growth Portfolio seeks to provide long term growth of capital. The portfolio invests mainly in the stocks of smaller companies (market value of less than $1-2 billion at the time of purchase). These companies are considered by the advisers to have above average prospects for growth but often provide little or no dividend income.

The Vanguard VIF International Portfolio seeks to provide long-term growth of capital. The Portfolio invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the investment advisers evaluate foreign markets around the world. Within markets regarded as having favorable investment climates, the advisers select companies with above-average growth potential whose stocks sell at reasonable prices.


The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital. The portfolio invests at least 98% of its assets in the stocks of real estate investment trust (REITs), which own office buildings, hotels, shopping centers, and other properties. The remaining assets are invested in cash investments. The Portfolio employs a "passive management" - or indexing - investment approach, by holding a mix of securities that seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The portfolio holds each stock found in the Index in approximately the same proportion as represented in the index itself.

The Vanguard Group serves as the investment adviser to the Vanguard VIF Equity Index Portfolio, the Vanguard VIF Mid-Cap Index Portfolio, the Vanguard VIF Money Market Portfolio, the Vanguard VIF REIT Index Portfolio, the Vanguard VIF Short Term Corporate Portfolio, and the Vanguard Total Bond Market Index Portfolio. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain of the funds employ external advisers. Alliance Capital Management L.P. serves as adviser to the Vanguard VIF Growth Portfolio. Wellington Management Company, LLP serves as adviser to the Vanguard VIF High Yield Bond Portfolio and the Vanguard VIF Balanced Portfolio. Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co. serve as advisers to the Vanguard VIF Small Company Growth Portfolio. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. serve as advisers to the Vanguard VIF International Portfolio. Barrow, Hanley, Mewhinney & Strass serves as adviser to the Vanguard

VIF Diversified Value Portfolio. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as adviser to the Vanguard VIF Equity Income Portfolio.

Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of contract owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.


                                    EXPENSES

                                A Closer Look at
                  The Costs of Investing in a Variable Annuity

     Costs are an important consideration in choosing a variable annuity. That's because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

                          Summary of Costs of Investing
                                in the Contracts

     .    No sales load or sales charge
     .    No annual contract maintenance charge
     . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee)
     .    Maximum Annual Mortality and Expense Risk Charge: 1.25%
     . Fees and expenses paid by the funds which ranged from 0.18% to 1.39% in the fiscal year ended December 31, 2002


Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

                                A Closer Look at
                      The Mortality and Expense Risk Charge

     The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

     The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the contract, but may not be enough to cover the actual costs of issuing and administering the contract.

Premium Taxes

We will deduct from your premium payment any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 1% of premium for qualified contracts and from 0% to 3.5% of premium for non-qualified contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your premium payment upon its receipt by the Company.


Income Taxes

Although we do not currently deduct any charge for income taxes attributable to your contract, we reserve the right to do so in the future.


Fund Expenses

There are deductions from and expenses paid out of the assets of the various portfolios. These charges are described in the prospectuses for the Vanguard VIF and the Vanguard Fund. The maximum portfolio expenses are described in the fee table contained in the prospectus.

Reduction of Certain Charges and Additional Amounts Credited

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     (1)  the size and nature of the group;

     (2)  the total amount of premium we expect to receive from the group;

     (3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

General Description


An annuity is a contract between you, as the owner, and a life insurance company. The contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the contract using after-tax dollars (a non-qualified contract), or you may purchase the contract by "rolling over" assets from another individual retirement annuity or from a qualified plan (a qualified contract).


The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding portfolio of a mutual fund. Depending on market conditions, the various portfolios may increase or decrease in value. If you allocate money to the portfolios, the amount of the variable annuity payments will depend on the investment performance of the portfolios you select.

The contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your contract will be for the same amount and will not vary with investment performance.

Who Should Purchase a Contract

The contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the contract as a non-qualified contract, with money generally from any source. Or, you may purchase the contract as a qualified contract such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

                     A Few Things To Keep In Mind Regarding
                         Who Should Purchase A Contract

     . Under the contract, you will have access to your investment only through annuity payments, or certain other contract provisions discussed in your contract (and any applicable endorsements thereto).

     . The contract should only be purchased by individuals who will not need full access to their premium payment on an immediate basis.

About the Contract

This prospectus describes a contract between you and the Company, the issuer of the contract. The contract may provide income payments for the life of one or two persons, or for a designated period, or both.

Purchasing a Contract

The minimum investment for both qualified and non-qualified contracts is $20,000. We reserve the right to refuse your premium payment. In general, we will not issue a contract to anyone who is over age 80, but we reserve the right to lower or increase this age for new contracts.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your premium payment among the investment options. At the time of application, we must receive your premium payment before the contract will be effective. We will issue your contract and allocate your premium payment to the Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

Right to Return


If for any reason you are not satisfied with your contract, you may return it to us and we will refund your premium payment received by us, and any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience. Because you have this right, we will direct the portion of your initial net premium payment that is to be allocated to a variable investment option, to the Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of the Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Money Market Portfolio during the right to return period.


To exercise your right to return your contract, you must mail it directly to us at AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

Market Timing


The contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges indefinitely with three business days' prior notice to prevent market timing efforts that could be harmful to other contract owners, annuitants and/or beneficiaries. Such notice will take the form of either a letter being mailed to your last known address, or a phone call from our administrative department, informing you that effective immediately, your transfer privileges have been suspended.

Transfers Among Investment Options

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a contract year. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

                                A Closer Look At
                                 Transfers Among
                           Variable Investment Options

     How transfers among variable investment options are effected:

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

     Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

     For example, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.


Cancellation Rights

You have the right to cancel your contract if your group contract owner has made the right available to all members of your group. Otherwise, the cancellation rights described in this section do not apply to you.

Contract cancellation rights are subject to the following provisions:

Access To Your Money. Depending on whether you are the Annuitant, you may access your money by receiving annuity payments or, you as contract owner may cancel your contract for its cancellation value within six (6) months after the Contract Date.

Cancellation Of The Contract. If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your contract. It is available with both the variable and the fixed payouts under all annuity options. To elect a cancellation, the contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your contract, we will pay you a lump sum amount. No residual benefit under the contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

Computing the Cancellation Value. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your contract will be no less than four (4%) and no greater than ten (10%).

Taxes. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your contract.

                                ANNUITY PAYMENTS

Generally

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date. In addition, annuity payments must begin by the Annuitant's 80th birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant unless, in the case of non-qualified contracts only, you designate another person as Annuitant to receive them.


                     A FEW THINGS TO KEEP IN MIND REGARDING
                                Annuity Payments

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your premium payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

     . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

Annuity Payment Options

The contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your contract specific materials for the annuity option available in your contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

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

..    Option 2 - Life Annuity With A Guaranteed Number of Years

     Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period.

..    Option 3 - Joint and Survivor Annuity

     Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

..    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years

     Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant, and for as long thereafter, as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

                       Something to Keep In Mind Regarding
                         Annuity Payment Options 3 and 4

Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon your death, will be:

(A) equal to the annuity payments you were receiving while both you and the Joint Annuitant were alive; or

(B) lower than the annuity payments you were receiving while both you and the Joint Annuitant were alive.

All things being equal, annuity payments to you while both you and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

Annuity Units

Upon receiving your single premium payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each portfolio will vary from one Valuation Period to the next based on the investment experience of the assets in the portfolio and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first annuity payment:

          . the portion of the premium allocated to provide variable annuity payments and the Assumed Investment Return;

          . the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

          . the age and gender of the Annuitant (and Joint Annuitant, if any);

          .    the annuity option selected;

          .    the frequency of annuity payments;

          .    the deduction of applicable premium taxes; and

          .    the time period from the Contract Date to the Income Start Date.

Impact of Annuitant's Age on Annuity Payments

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant's Gender on Annuity Payments

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

We generally do not offer contracts for sale in situations which, under current law, require gender-neutral or benefits. As a result, for either fixed or variable Annuity Payments involving life income, the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants. However, we reserve the right to offer contracts to certain groups in situations which, under current law, may require gender-neutral benefits.

Impact of Length of Payment Periods on Annuity Payments

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     . If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the annuity payments provided by the portion of the premium payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the portfolio expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

                                Plain talk about
                        Assumed Investment Return or AIR

     . If you allocated a portion of your premium to Variable Annuity Income then you invested this premium into the Annuity Investment Options available and selected an Assumed Investment Return (AIR). Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

     . We use the AIR to help us calculate your current and future Variable Annuity benefits. In order to calculate the benefit amounts we need a rate of return for the Annuity Investment Options you selected. Since we cannot know what the performance of the Investment Options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

     . For future Variable Annuity benefits, the AIR represents the total return after expenses of the Investment Options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your Annuity Investment Options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your Annuity Investment Options is less than the AIR, then your benefit payment will decrease.

     Selecting an AIR - Pros and Cons

     . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

     . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

Generally

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

Deferment of Payments

We may delay making fixed payments from your contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your contract or processing transfer requests for an undetermined period of time when:

     . the New York Stock Exchange is closed (other than weekend and holiday closings);

     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable;

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

Death Within Six Months of the Contract Date

If your group contract owner has made the cancellation right, discussed earlier on in this prospectus, available to all members of your group, the following six month death benefit provision will apply to you.

If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), we will pay a lump sum death benefit in the event that the Annuitant or Joint Annuitant dies within six (6) months of the Contract Date. The benefit shall be payable to the Owner, if living, or if not, to the Beneficiary.

The amount of the lump sum death benefit will be determined by

     . calculating the actuarial present value of future variable annuity payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

     . adding to that, the amount of premium allocated to pay fixed annuity payments, minus any fixed annuity payments already made.

No residual benefit under the contract will remain once a cancellation or a death benefit has been requested and paid during this six month period.

Death Prior to Income Start Date

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the contract will be canceled and we will pay you a refund equal to your premium adjusted for any investment performance and any accumulated interest.

If your contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

Death of Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

                                  A word about
                                Joint Annuitants

The contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

     . Annuity Payment Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years.

If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the contract will have no effect on the benefits due under the contract.

     .    Annuity Payment Option 1 - Life Annuity; or

     .    Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
          Years.

See "Annuity Payment Options" in this prospectus.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the portfolio share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying portfolio level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the portfolio level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI MidCap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a portfolio's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. Not all of the information we have included may be applicable to your contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the portfolios, please see the funds prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is qualified or non-qualified, as explained below.

                        Tax Treatment of Distributions --
                               Qualified Contracts

     If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities ("IRAs");

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

     This additional tax does not apply:

     . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

Withdrawals Where Income Start Date Is After Age 59 1/2 -- No 10% Tax Penalty Applies

Where the Income Start Date is after age 59 1/2, the 10% penalty tax will not apply because of the age 59 1/2 exception described above.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal Or Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions -- Non-Qualified Contracts

General

For annuity payments, generally a portion of each payment will be considered a return of your premium payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your premium payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders

For payments made upon complete surrender of the annuity contract, the taxable portion is the amount received in excess of the remaining investment in the contract.

Partial Withdrawal - 100% Taxable

As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the contract.

A Partial Withdrawal or Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception Applies

If a taxable distribution is made under the contract, an additional tax of 10% of the amount of the taxable distribution may apply.

     This additional tax does not apply:

     . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

It should be noted that a partial withdrawal or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the contract. You should also seek the advice of your tax adviser.

     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the portfolios are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the portfolios. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the portfolios. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to contract owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes a group single premium immediate variable annuity contract. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to a certificate.

Voting Rights

To the extent required by law, we will vote the portfolio shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the portfolio. However, if legal requirements or our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each portfolio in whose corresponding subaccount you have value. We determine the number of portfolio shares that are attributable to you by dividing the corresponding value in a particular portfolio by the net asset value of one portfolio share. After the Income Start Date, we determine the number of portfolio shares that are attributable to you by dividing the reserve maintained in a particular portfolio to meet the obligations under the contract by the net asset value of one portfolio share. The number of votes that you will have a right to cast will be determined as of the record date established by each portfolio.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a portfolio will receive proxy material, reports and other materials relating to the appropriate portfolios. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Distribution of the Contract

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life Insurance Company's other separate accounts and for the separate accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the contracts.

AIG Life Insurance Company will not pay any commission to entities that sell the contracts. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

AIG Life Insurance Company is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life Insurance Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life Insurance Company's results of operations and financial position.

The distributor of the contracts, AGESC, offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality.

                              FINANCIAL STATEMENTS

Financial statements of AIG Life Insurance Company and the variable account are included in the SAI, which may be obtained without charge by calling (877) 299-1724 or writing to AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES


UIF Funds:                                                          12/31/02       12/31/01
                                                                    --------       --------
      Equity Growth
      Accumulation Unit value at beginning of year                 $    10.49            N/A
      Accumulation Unit value at end of year                       $     7.51     $    10.49
      Number of Accumulation Units outstanding at end of year       4,232.172      4,520.264

      Core Fixed Income
      Accumulation Unit value at beginning of year                 $     9.90            N/A
      Accumulation Unit value at end of year                       $    10.54     $     9.90
      Number of Accumulation Units outstanding at end of year       4,077.181      4,354.222

      Technology
      Accumulation Unit value at beginning of year                 $    11.19            N/A
      Accumulation Unit value at end of year                       $     5.67     $    11.19
      Number of Accumulation Units outstanding at end of year       1,867.147      1,992.857

      Value
      Accumulation Unit value at beginning of year                 $    10.74            N/A
      Accumulation Unit value at end of year                       $     8.30     $    10.74
      Number of Accumulation Units outstanding at end of year         462.554        496.626

                                   APPENDIX B

Hypothetical Illustrations Of Annuity Payments

We have prepared the following tables to show how variable annuity payments under the contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 6%, 6.78%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 6%, 6.78, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the portfolios' management fees and operating expenses at an annual rate of approximately 0.53% of the average daily net assets of the portfolios. Actual fees and expenses of the portfolios associated with your contract may be more or less than 0.53%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.53% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.78%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single premium payment is allocated to a variable annuity option. The second assumes that 50% of the single premium payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single premium payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments use an assumed investment return of 5% per year. Thus, actual performance greater than 5% per year will result in increasing annuity payments and actual performance less than 5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity option are generally higher than initial payments under a variable annuity option.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $675.60

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                  Gross
                            -------------------------------------------------
Payment  Calendar  Attained  0.00%   5.82%    6.00%   8.00%   10.00%   12.00%
                             -----   -----    -----   -----   ------   ------
  Year     Year      Year                          Net
  ----     ----      ----   -------------------------------------------------
                            -2.32%   3.50%    3.68%   5.68%    7.68%    9.68%
                            ------   -----    -----   -----    -----    -----
    1      2000       65    591.52  591.52   591.52  591.52   591.52   591.52
    2      2001       66    558.26  591.52   592.55  603.98   615.41   626.84
    3      2002       67    526.87  591.52   593.58  616.70   640.26   664.27
    4      2003       68    497.24  591.52   594.61  629.69   666.12   703.93
    5      2004       69    469.28  591.52   595.65  642.95   693.02   745.96
   10      2009       74    351.36  591.52   600.84  713.58   844.74   996.90
   15      2014       79    263.08  591.52   606.09  791.96  1029.66  1332.26
   20      2019       84    196.97  591.52   611.37  878.95  1255.07  1780.43

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the portfolios selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $373.82. The monthly guaranteed payment of $373.82 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                    Gross
                             ---------------------------------------------------
Payment  Calendar  Attained   0.00%    5.82%    6.00%   8.00%    10.00%   12.00%
                              -----    -----    -----   -----    ------   ------
  Year     Year      Year                            Net
  ----     ----      ----    ---------------------------------------------------
                             -2.32%    3.50%    3.68%   5.68%     7.68%    9.68%
                             ------    -----    -----   -----     -----    -----
   1       2000       65     669.58   669.58   669.58  669.58    669.58   669.58
   2       2001       66     652.95   669.58   670.09  675.81    681.52   687.24
   3       2002       67     637.25   669.58   670.61  682.17    693.95   705.95
   4       2003       68     622.44   669.58   671.13  688.67    706.88   725.79
   5       2004       69     608.46   669.58   671.64  695.30    720.33   746.80
   10      2009       74     549.50   669.58   674.24  730.61    796.19   872.27
   15      2014       79     505.36   669.58   676.86  769.80    888.65  1039.95
   20      2019       84     472.31   669.58   679.51  813.30   1001.36  1264.03

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the portfolios selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration:  $631.50

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                   Gross
                             ---------------------------------------------------
Payment  Calendar  Attained   0.00%   5.82%    6.00%    8.00%    10.00%   12.00%
                              -----   -----    -----    -----    ------   ------
  Year     Year      Year                           Net
  ----     ----      ----    ---------------------------------------------------
                             -2.32%   3.50%    3.68%    5.68%     7.68%    9.68%
                             ------   -----    -----    -----     -----    -----
   1       2000       60     547.02  547.02   547.02   547.02    547.02   547.02
   2       2001       61     516.26  547.02   547.97   558.54    569.11   579.68
   3       2002       62     487.23  547.02   548.92   570.31    592.10   614.30
   4       2003       63     459.83  547.02   549.88   582.32    616.01   650.98
   5       2004       64     433.97  547.02   550.84   594.58    640.89   689.85
   10      2009       69     324.93  547.02   555.64   659.90    781.19   921.91
   15      2014       74     243.29  547.02   560.49   732.38    952.20  1232.03
   20      2019       79     182.16  547.02   565.38   812.83   1160.65  1646.49

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the portfolios selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $352.12. The monthly guaranteed payment of $352.12 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                    Gross
                             ---------------------------------------------------
Payment  Calendar  Attained   0.00%    5.82%    6.00%   8.00%   10.00%    12.00%
                              -----    -----    -----   -----   ------    ------
  Year     Year      Year                            Net
  ----     ----      ----    ---------------------------------------------------
                             -2.32%    3.50%    3.68%   5.68%    7.68%     9.68%
                             ------    -----    -----   -----    -----     -----
   1       2000       60     625.63   625.63   625.63  625.63   625.63    625.63
   2       2001       61     610.25   625.63   626.10  631.39   636.67    641.96
   3       2002       62     595.73   625.63   626.58  637.27   648.16    659.26
   4       2003       63     582.03   625.63   627.05  643.27   660.12    677.60
   5       2004       64     569.10   625.63   627.53  649.41   672.56    697.04
   10      2009       69     514.58   625.63   629.94  682.06   742.71    813.07
   15      2014       74     473.76   625.63   632.36  718.31   828.22    968.13
   20      2019       79     443.19   625.63   634.81  758.53   932.44   1175.36

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the portfolios selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


GENERAL INFORMATION ......................................................     3
    AIG Life Insurance Company ...........................................     3
    Distributor ..........................................................     3
    Potential Conflicts ..................................................     3

ANNUITY PROVISIONS .......................................................     4
    Variable Annuity Payments ............................................     4
    Annuity Unit Value ...................................................     4
    Net Investment Factor ................................................     4
    Misstatement of Age or Sex ...........................................     5
    Evidence of Survival .................................................     5

FINANCIAL STATEMENTS .....................................................     5

                                   PROSPECTUS

                                November 3, 2003

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This prospectus describes a single premium immediate variable annuity contract offered to individuals within groups. The minimum initial premium is $20,000. Additional premiums are not accepted. Please read this prospectus carefully before investing and keep it for future reference.

The description of the contract in this prospectus is fully applicable to your certificate and the word "contract" includes any such certificate.

The contract is available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans, and as a non-qualified contract funded with money from any source.

The contract provides several options for annuity payments beginning on the Income Start Date. You select the annuity option at the time of purchase and annuity payments must begin within 12 months of the Contract Date.

The contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the contract is not suitable as a short-term investment.

Contracts and/or certain contract features offered by this prospectus may not be available in all states.

The contract has 35 investment options to which you can allocate your money - 34 variable investment options and one fixed investment option. If your contract is a tax-deferred non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans (Vanguard public Mutual Funds), will not be available for you to allocate your money within your contract. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the funds you select. You bear the investment risk. The variable investment options are funds of the Vanguard Variable Insurance Fund ("Vanguard VIF Portfolios") and the Vanguard public

Mutual Funds ("Vanguard Funds"). The Vanguard VIF Portfolios and the Vanguard Funds are collectively referred to in this prospectus as the "funds."

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated November 3, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 (telephone: 877-299-1724).

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal or reduced income. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

DEFINITIONS ................................................................  6

SUMMARY OF THE CONTRACT ....................................................  8
     Purpose of the Annuity Contract .......................................  8
     Type of Contract ......................................................  8
     Purchase of the Contract ..............................................  8
     The Investment Options ................................................  8
     Expenses ..............................................................  9
          Mortality and Expense Risk Charge ................................  9
          Premium Tax Charge ............................................... 10
          Other Expenses ................................................... 10
     Right to Examine ...................................................... 10
     Inquiries and Contract Owner and Annuitant Information ................ 10
     Cancellation Rights ................................................... 10
     Inquiries and Contract Owner and Annuitant Information ................ 10

FEE TABLES ................................................................. 10

CONDENSED FINANCIAL INFORMATION ............................................ 11

INVESTMENT OPTIONS ......................................................... 12
     Variable Investment Options ........................................... 12
     Fixed Investment Option ............................................... 20

EXPENSES ................................................................... 20
     Mortality and Expense Risk Charge ..................................... 20
     Premium Taxes ......................................................... 21
     Income Taxes .......................................................... 21
     Fund Expenses ......................................................... 21
     Reduction of Certain Charges and Additional Amounts Credited .......... 21

THE CONTRACT ............................................................... 22
     General Description ................................................... 22
     Who Should Purchase a Contract ........................................ 22
     About the Contract .................................................... 23
     Purchasing a Contract ................................................. 23
     Allocation of Premium ................................................. 23
     Right to Return ....................................................... 23
     Market Timing ......................................................... 24
     Transfers Among Investment Options .................................... 24
     Cancellation Rights ................................................... 25
          Access To Your Money ............................................. 25
          Cancellation Of The Contract ..................................... 25

          Computing the Cancellation Value ................................. 25
          Taxes ............................................................ 26

ANNUITY PAYMENTS ........................................................... 26
     Generally ............................................................. 26
     Annuity Payment Options ............................................... 27
     Annuity Units ......................................................... 28
     Determination of the Initial Annuity Payment .......................... 28
     Impact of Annuitant's Age on Annuity Payments ......................... 29
     Impact of Annuitant's Gender on Annuity Payments ...................... 29
     Impact of Length of Payment Periods on Annuity Payments ............... 29
     Determination of Subsequent Variable Annuity Payments ................. 29
     Assumed Investment Return ............................................. 30

ACCESS TO YOUR MONEY ....................................................... 31
     Generally ............................................................. 31
     Deferment of Payments ................................................. 31

DEATH BENEFIT .............................................................. 32
     Death Within Six Months of the Contract Date .......................... 32
     Death Prior to Income Start Date ...................................... 32
     Death of Owner After the Income Start Date ............................ 33
     Death of Annuitant After the Income Start Date ........................ 33
     Designation of Beneficiary ............................................ 33

PERFORMANCE ................................................................ 34

TAXES ...................................................................... 35
     Introduction .......................................................... 35
     Annuity Contracts in General .......................................... 35
     Distributions In General .............................................. 36
     Tax Treatment of Distributions -- Non-Qualified Contracts ............. 37
     Non-Qualified Contracts Owned by Non-Natural Persons .................. 39
     Section 1035 Exchanges ................................................ 39
     Diversification and Investor Control .................................. 39
     Withholding ........................................................... 40

OTHER INFORMATION .......................................................... 40
     AIG Life Insurance Company ............................................ 40
     Ownership ............................................................. 41
     Voting Rights ......................................................... 41
     Distribution of the Contract .......................................... 41
     Legal Proceedings ..................................................... 42

FINANCIAL STATEMENTS ....................................................... 42

APPENDIX A ................................................................. 43

APPENDIX B ................................................................. 45

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ............... 51

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the contract permit a Joint Annuitant.

Annuity Payment Option - The method in which you choose to receive your stream of annuity payment(s).

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

Company - AIG Life Insurance Company, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Date - The date your contract is issued and becomes effective.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subacccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your contract.

Income Start Date - The date on which annuity payments begin. You choose this date when you purchase the contract. Because the contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your contract. Because the contract is a single premium contract, you are permitted to make only one premium payment to us.

Premium Tax - A tax charged by a state or municipality on Premium Payments.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Issue Date, when you may return your contract to the Company.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the contract. You can find additional information later in the prospectus, in the SAI, and in the contract. The prospectus applies principally to the variable investment options and related aspects of the contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose of the Annuity Contract

The single premium immediate variable annuity contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

The contract is intended for people who want to provide a stream of income payments, generally for retirement, but also for other long-term purposes.

Type of Contract

If you are eligible, you may purchase the contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, government 457 Plans, or IRAs. You may also purchase the contract as a non-qualified retirement plan for an individual.

Purchase of the Contract

The minimum amount to purchase a contract is $20,000. We reserve the right to accept a premium payment below that amount or reject a premium payment in excess of limits we establish from time to time. In general, we will not issue a contract to anyone who is over age 80, but reserve the right to increase or decrease that age.

The Investment Options

When you purchase the contract, you may allocate your premium payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 34 of which are offered under the contract. Each of the 34 subaccount invests exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio.

The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the contracts.

The Vanguard Funds are only available if your contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified contracts. You can allocate your premium payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Fund prospectuses:

The variable investment options currently offered are:

Vanguard Funds

Vanguard(R) 500 Index Fund
Vanguard(R) Dividend Growth Fund
Vanguard(R) GNMA Fund
Vanguard(R) Health Care Fund
Vanguard(R) Inflation-Protected Securities Fund
Vanguard(R) International Growth Fund
Vanguard(R) Prime Money Market Fund
Vanguard(R) PRIMECAP Fund
Vanguard(R) Small Cap Growth Index Fund
Vanguard(R) Small Cap Value Index Fund
Vanguard(R) Total International Stock Index Fund
Vanguard(R) Total Bond Market Index Fund
Vanguard(R) U.S. Growth Fund
Vanguard(R) Wellington(TM) Fund
Vanguard(R) Windsor(TM) Fund
Vanguard(R) LifeStrategy(R) Conservative Growth Fund
Vanguard(R) LifeStrategy(R) Growth Fund
Vanguard(R) LifeStrategy(R) Income Fund
Vanguard(R) LifeStrategy(R) Moderate Growth Fund

Vanguard VIF Portfolios

Vanguard VIF Balanced Portfolio
Vanguard VIF Diversified Value Portfolio
Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio
Vanguard VIF Growth Portfolio
Vanguard VIF High Yield Bond Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF REIT Index Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Short Term Corporate Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Stock Market Index Portfolio
Vanguard VIF Capital Growth Portfolio

Allocating part or all of your premium payment to a subaccount means you have elected, at least in part, a variable annuity payment. The amount of your variable annuity payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your premium payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change.

Expenses

The company does not deduct a sales load from your premium payment, but does deduct the following charges in connection with the contract. For additional information, see "EXPENSES" further on in this prospectus.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. Certain states assess a premium tax charge for premium payments made under the contract. If applicable, the premium tax will be deducted from your single premium payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Other Expenses. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

Right to Examine

You may cancel your contract within ten days after receiving it (or longer if your state requires). We will refund your premium payment, adjusted as required by your contract. See "Right to Return" further on in this prospectus.

Inquiries and Contract Owner and Annuitant Information

For more information about the contracts, you can contact us by writing to AIG Life Insurance Company at its Pension Administration Department, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.

Cancellation Rights

You may have the right to cancel your contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

Inquiries and Contract Owner and Annuitant Information

For more information about the contracts, you can contact us by writing to AIG Life Insurance Company at its Pension Administration Department, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

-------------------------------------------------------------------------------------------------------
                                  Maximum Owner Transaction Expenses
-------------------------------------------------------------------------------------------------------
                      Charge                                              Amount
-------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage of                        None
purchase payments)
-------------------------------------------------------------------------------------------------------
Transfer Fee                                                               $10
                                                      (There is no charge for the first 12 transfers
                                                      each contract year; thereafter, we reserve the
                                                       right to charge a fee of $10 per transfer.)
-------------------------------------------------------------------------------------------------------
Premium Taxes - qualified contracts                                 0 - 1% of premium
-------------------------------------------------------------------------------------------------------
Premium Taxes - non-qualified contracts                            0 - 3.5% of premium
-------------------------------------------------------------------------------------------------------


  The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

-------------------------------------------------------------------------------------------------------
                                  Variable Account Annual Expenses
                             (as a percentage of average account value)
-------------------------------------------------------------------------------------------------------
                     Charge                                              Amount
-------------------------------------------------------------------------------------------------------
Maximum Mortality and Expense Risk Fees                                   1.25%
-------------------------------------------------------------------------------------------------------
     Total Variable Account Annual Expenses                               1.25%
-------------------------------------------------------------------------------------------------------

  The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the funds for the fiscal year ended December 31, 2002. Current and future expenses for the funds may be higher or lower than those shown.

     ------------------------------------------------------------------------------------
                                    Annual Fund Fees and Expenses
                          (expenses that are deducted from the Fund assets)

     ------------------------------------------------------------------------------------
      Charge                                     Maximum                    Minimum
     ------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses         0.67%                      0.18%
     (expenses that are deducted from fund
     assets include management fees,
     distribution (12b-1) fees, and other
     expenses)
     ------------------------------------------------------------------------------------

  Details concerning each Fund's specific fees and expenses are contained in the funds' prospectuses accompanying this contract prospectus.

                         CONDENSED FINANCIAL INFORMATION

  Historical accumulation unit values are contained in Appendix A.

                               INVESTMENT OPTIONS

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Vanguard Funds

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the funds' investment adviser, Vanguard may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objectives of the funds available under the contract. There is no assurance that any of these funds will achieve its stated objectives.

     . Vanguard(R) 500 Index Fund seeks to provide long-term growth of capital and income from dividends by matching the performance of a benchmark index that measures the

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          investment return of large-capitalization stocks. The fund holds all
          500 stocks that make up the S&P 500 Index in proportion to their weighting in the index. The fund attempts to track the performance of the index and it remains fully invested in stocks at all times.

     . Vanguard(R) International Growth Fund seeks to provide long-term growth of capital. The fund invests in stocks of seasoned companies based outside the United States. In selecting stocks, the Fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.

     . Vanguard(R) Prime Money Market Fund seeks to provide the highest level of income consistent with maintaining a stable share price of $1. The fund invests in short-term, high-quality money market instruments issued by financial institutions, non-financial corporations, the U.S. Government and federal agencies. The dollar-weighted average maturity of the fund's holdings will be 90 days or less.

     . Vanguard(R) PRIMECAP Fund seeks to provide long-term growth of capital. The fund invests primarily in stocks of large and mid-size U.S. companies believed to have above average prospects for continued earnings growth, strong industry positions, and skilled management teams. The fund may not be broadly diversified and at times it may invest a large portion of assets in select industries.

     . Vanguard(R) Small-Cap Growth Index Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The fund employs a passive management strategy designed to track the performance of the Standard & Poor's Small Cap 600/BARRA Growth Index, which includes those stocks of the S & P Small Cap 600 Index with higher than average price/book ratios. The fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index.

     . Vanguard(R) Small-Cap Value Index Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund employs a passive management strategy designed to track the performance of the S & P's SmallCap 600/BARRA Value Index, which includes those stocks of the S & P SmallCap 600 Index with lower than average price/book ratios. The fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index.

     . Vanguard(R) Total Bond Market Index Fund seeks to match the performance of a broad market-weighted bond index. The fund employs a "passively managed" investment approach by holding a sample of bonds that seeks to track the performance of the Lehman Brothers Aggregate Bond Index. The fund invests at least 80% of its total assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in bonds with similar characteristics and risks. The fund maintains a dollar-weighted average maturity of between 5 and 10 years.


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     .    Vanguard(R) U.S. Growth Fund seeks to provide long-term growth of capital. The fund emphasizes large well-managed companies with above average earnings growth and reasonable valuations. These companies typically have strong positions in their market and reasonable financial strength. The fund concentrates a large portion of its assets in its ten largest holdings.

     . Vanguard(R) Wellington(TM) Fund seeks to provide income and moderate long-term growth of capital without undue risk to capital. The fund's assets are divided between common stocks (60%-70% of net assets) and bonds (30%-40% of net assets). The fund invests in dividend paying and, to a lesser extent, non-dividend paying common stocks of large and mid-capitalization well-established companies whose prospects are improving but whose values have yet to be recognized in the marketplace.

     . Vanguard(R) Windsor(TM) Fund seeks to provide long-term growth of capital and income. The fund invests in stocks believed to be misunderstood or undervalued by the market. Stocks selected for the fund typically are selling at prices that seem low in relation to such factors as their past earnings, their potential growth or the dividends they are paying. The fund concentrates a large portion of its assets in its ten largest holdings.

     . Vanguard(R) LifeStrategy(R) Income Fund seeks to provide current income and some growth of capital. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to bonds and 20% to common stocks.

     . Vanguard(R) LifeStrategy(R) Conservative Growth Fund seeks to provide current income and low to moderate growth of capital. The fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 40% of assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

     . Vanguard(R) LifeStrategy(R) Moderate Growth Fund seeks to provide growth of capital and a low to moderate level of current income. The fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to common stocks and 40% to bonds.

     . Vanguard(R) LifeStrategy(R) Growth Fund seeks to provide growth of capital and some current income. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.

     . Vanguard(R) Health Care Fund seeks to provide long-term capital appreciation. The Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the

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          health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund also considers companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund's adviser strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.

     . Vanguard(R) Dividend Growth Fund seeks to provide, primarily, an above-average level of current income and, secondarily, long-term growth of capital and income. The Fund invests primarily in stocks that tend to offer current dividends. It focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically - but not always - will be trading at a discount to the market at the time of purchase. The Fund will be diversified across industry sectors.

     . Vanguard(R)Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the indexes tracked by the Vanguard European, Pacific, and Emerging Markets Stock Index Funds. The Fund employs a "passive management" - or indexing - investment approach. The Fund seeks to track the performance of the Total International Composite Index by Investing in three other Vanguard funds - the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund. These other funds have the respective objectives of tracking the Morgan Stanley Capital International(R)("MSCI") Europe Index, the MSCI(R)Pacific Index, and the Select Emerging Markets Free Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund, based on the market capitalization of European, Pacific, and emerging markets stocks in the Total International Composite Index.

     . Vanguard(R) GNMA Fund seeks current income by investing at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (5 to 10 years).

     . Vanguard(R) Inflation-Protected Securities Fund seeks to provide investors inflation protection and income consistent with investment in inflation indexed securities, at least 80% of its assets is in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is a member of the Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $500 billion. The Vanguard Group serves as the investment adviser to the Vanguard 500 Index Fund, the Vanguard Prime Money Market Fund, the Vanguard Small-Cap Growth Index Fund, the Vanguard Small-Cap Value Index Fund, Vanguard Inflation-Protected Securities Fund and the Vanguard Total Bond Market Index Fund. Vanguard manages these funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain of the funds employ external advisers. Schroder Investment Management North America Inc. serves as adviser to Vanguard International Growth Fund. PRIMECAP Management Company serves as adviser to Vanguard PRIMECAP Fund. Alliance Capital Management L.P. serves as adviser to Vanguard U.S. Growth Fund. Wellington Management Company, LLP serves as adviser to Vanguard Wellington Fund, Vanguard Health Care Fund, Vanguard Dividend Growth Fund and Vanguard GNMA Fund. Wellington Management Company, LLP and Sanford C. Bernstein & Co. serve as advisers to Vanguard Windsor Fund. The LifeStrategy Funds do not employ an investment adviser. The LifeStrategy(R) Funds' board of trustees decides how to allocate their assets among the underlying funds. The Vanguard Group serves as the investment adviser for the underlying funds.

The Vanguard VIF Portfolios

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. They contain detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objectives of the funds available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

     . Vanguard VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. The portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporation. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry.

     . Vanguard VIF Short-Term Corporate Portfolio seeks to provide a high level of income and to preserve contract owners' principal. The Portfolio invests in a variety of high-quality, and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

     . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index. The Portfolio employs a "passive management" - or indexing- strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

     .     Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds - commonly known as "junk bonds"- with medium- and lower-range credit quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's . The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

     . Vanguard VIF Balanced Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income. The portfolio invests 60% to 70% of its assets in dividend paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the adviser's opinion, are undervalued but have prospects to improve. The remaining 30% to 40% of assets are invested primarily in high quality, intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

     . Vanguard VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income. The Portfolio invests mainly in common stocks of established, medium-size and large U.S. companies that pay above-average levels of dividend income and have the potential for capital appreciation. The advisors select stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. In addition, the adviser looks for companies that are committed to paying dividends consistently.

     . Vanguard VIF Diversified Value Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income. The Portfolio invests mainly in common stocks of large and medium-size companies whose stock are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value.

     . Vanguard VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to track the performance of a broad-based market index of stocks of large U.S. companies. The Portfolio employs a "passive management"- or indexing - investment approach, by holding all of the stocks in the Standard & Poor's 500 Index in about the same proportions as represented in the Index. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that stock. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.

     . Vanguard VIF MidCap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management" - or indexing - investment approach designed to track the performance of the MSCI(R) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

     . Vanguard VIF Growth Portfolio seeks to provide long term growth of capital. The portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

     . Vanguard VIF Small Company Growth Portfolio seeks to provide long term growth of capital. The portfolio invests mainly in the stocks of smaller companies (market value of less than $1-2 billion at the time of purchase). These companies are considered by the advisers to have above average prospects for growth but often provide little or no dividend income.

     . Vanguard VIF International Portfolio seeks to provide long-term growth of capital. The Portfolio invests mainly in the stocks of seasoned companies located outside the


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          United States. In selecting stocks, the investment advisers evaluate foreign markets around the world. Within markets regarded as having favorable investment climates, the advisers select companies with above-average growth potential whose stocks sell at reasonable prices.

     . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital. The portfolio invests at least 98% of its assets in the stocks of real estate investment trust (REITs), which own office buildings, hotels, shopping centers, and other properties. The remaining assets are invested in cash investments. The Portfolio employs a "passive management" - or indexing - investment approach, by holding a mix of securities that seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The portfolio holds each stock found in the Index in approximately the same proportion as represented in the index itself.

     . Vanguard VIF Total Stock Market Index Portfolio seek to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management" - or indexing - investment approach. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing primarily in three Vanguard funds - Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard Extended Market Index Fund. The Wilshire 5000 Total market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market.

     . Vanguard VIF Capital Growth Portfolio seeks to prove long-term growth of capital. The Portfolio invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

The Vanguard Group serves as the investment adviser to the Vanguard VIF Equity Index Portfolio, the Vanguard VIF Mid-Cap Index Portfolio, the Vanguard VIF Money Market Portfolio, the Vanguard VIF REIT Index Portfolio, the Vanguard VIF Short Term Corporate Portfolio, the Vanguard VIF Total Stock Market Index Portfolio and the Vanguard VIF Total Bond Market Index Portfolio. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain of the funds employ external advisers. PRIMECAP Management Company serves as adviser to the Vanguard VIF Capital Growth Portfolio. Alliance Capital Management L.P. serves as adviser to the Vanguard VIF Growth Portfolio. Wellington Management Company, LLP serves as adviser to the Vanguard VIF High Yield Bond Portfolio and the Vanguard VIF Balanced Portfolio. Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co. serve as advisers to the Vanguard VIF Small Company Growth Portfolio. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. serve as advisers to the Vanguard VIF International Portfolio. Barrow, Hanley, Mewhinney & Strauss serves as adviser to the Vanguard VIF Diversified Value Portfolio. Wellington Management Company, LLP and


                                       19

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Vanguard's Quantitative Equity Group serve as advisers to the Vanguard VIF
Equity Income Portfolio.

Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of contract owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

                                    EXPENSES

                                A Closer Look at
                  The Costs of Investing in a Variable Annuity

     Costs are an important consideration in choosing a variable annuity.
     That's because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.


                          Summary of Costs of Investing
                                in the Contracts

          .    No sales load or sales charge
          .    No annual contract maintenance charge
          .    No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee)
          .    Maximum Annual Mortality and Expense Risk Charge: 1.25%
          .    Fees and expenses paid by the funds which ranged from 0.18% to
               0.67% in the fiscal year ended December 31, 2002

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the contract. If

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

the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

                                A Closer Look at
                      The Mortality and Expense Risk Charge

     The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

     The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the contract, but may not be enough to cover the actual costs of issuing and administering the contract.

Premium Taxes

We will deduct from your premium payment any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 1% of premium for qualified contracts and from 0% to 3.5% of premium for non-qualified contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your premium payment upon its receipt by the Company.

Income Taxes

Although we do not currently deduct any charge for income taxes attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in the prospectus.

Reduction of Certain Charges and Additional Amounts Credited

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     (1)  the size and nature of the group;

     (2)  the total amount of premium we expect to receive from the group;

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     (3)  any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the contract using after-tax dollars (a non-qualified contract), or you may purchase the contract by "rolling over assets from another individual retirement annuity or from a qualified plan (a qualified contract).

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your contract will be for the same amount and will not vary with investment performance.

Who Should Purchase a Contract

The contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the contract as a non-qualified contract, with money generally from any source. Or, you may purchase the contract as a qualified contract such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

                     A Few Things to Keep in Mind Regarding
                         Who Should Purchase a Contract

          . Under the contract, you will have access to your investment only through annuity payments, or certain other contract provisions discussed in your contract (and any applicable endorsements thereto).

          . The contract should only be purchased by individuals who will not need full access to their premium payment on an immediate basis.

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

About the Contract

This prospectus describes a contract between you and the Company, the issuer of the contract. The contract may provide income payments for the life of one or two persons, or for a designated period, or both.

Purchasing a Contract

The minimum investment for both qualified and non-qualified contracts is $20,000. We reserve the right to refuse your premium payment. In general, we will not issue a contract to anyone who is over age 80, but we reserve the right to lower or increase this age for new contracts.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your premium payment among the investment options. At the time of application, we must receive your premium payment before the contract will be effective. We will issue your contract and allocate your premium payment to the Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

Right to Return

If for any reason you are not satisfied with your contract, you may return it to us and we will refund your premium payment received by us, and any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience. Because you have this right, we will direct the portion of your initial net premium payment that is to be allocated to a variable investment option, to the Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of the Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Money Market Portfolio during the right to return period.


To exercise your right to return your contract, you must mail it directly to us at AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

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Market Timing

The contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges indefinitely with three business days' prior notice to prevent market timing efforts that could be harmful to other contract owners, annuitants and/or beneficiaries. Such notice will take the form of either a letter being mailed to your last known address, or a phone call from our administrative department, informing you that effective immediately, your transfer privileges have been suspended.

Transfers Among Investment Options

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a contract year. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

                                A Closer Look At
                                 Transfers Among
                           Variable Investment Options

          How transfers among variable investment options are effected:

          (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

          (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

          (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

          Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Value, is the minimum number of Annuity Units that may be transferred.

          For example, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such

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

instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

Cancellation Rights

You have the right to cancel your contract if your group contract owner has made the right available to all members of your group. Otherwise, the cancellation rights described in this section do not apply to you.

Contract cancellation rights are subject to the following provisions:

Access To Your Money. Depending on whether you are the Annuitant, you may access your money by receiving annuity payments or, you as contract owner may cancel your contract for its cancellation value within six (6) months after the Contract Date.

Cancellation Of The Contract. If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your contract. It is available with both the variable and the fixed payouts under all annuity options. To elect a cancellation, the contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your contract, we will pay you a lump sum amount. No residual benefit under the contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

Computing the Cancellation Value. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the


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     benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your contract will be no less than four (4%) and no greater than ten (10%).

Taxes. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your contract.

                                ANNUITY PAYMENTS

Generally

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date. In addition, annuity payments must begin by the Annuitant's 80th birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant unless, in the case of non-qualified contracts only, you designate another person as Annuitant to receive them.

                     A few things to keep in mind regarding
                                Annuity Payments

          . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

          . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

          . You may select an Annuity Payment Option and allocate your premium payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

          . If you chose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subacount.

          . If the postal or other delivery service is unable to deliver checks to the Payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

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Annuity Payment Options

The contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your contract specific materials for the annuity options available in your contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

     .    Option 2 - Life Annuity With A Guaranteed Number of Years

          Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period.

     .    Option 3 - Joint and Survivor Annuity

          Under this option, we will make annuity payments as long as either the

          Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

     .    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of
          Years

          Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continues to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this

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

          Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

                       Something to Keep in Mind Regarding
                         Annuity Payment Options 3 and 4

    Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon your death, will be:

         . equal to the annuity payments you were receiving while both you and the Joint Annuitant were alive; or

         . lower than the annuity payments you were receiving while both you and the Joint Annuitant were alive.

    All things being equal, annuity payments to you while both you and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

Annuity Units

Upon receiving your single premium payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first annuity payment:

     . the portion of the premium allocated to provide variable annuity payments and the Assumed Investment Return;

     . the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the annuity option selected;

     .    the frequency of annuity payments;

     .    the deduction of applicable premium taxes; and

     .    the time period from the Contract Date to the Income Start Date

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Impact of Annuitant's Age on Annuity Payments

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant's Gender on Annuity Payments

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

We generally do not offer contracts for sale in situations which, under current law, require gender-neutral benefits. As a result, for either fixed or variable Annuity Payments involving life income, the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants. However, we reserve the right to offer contracts to certain groups in situations which, under current law, may require gender-neutral benefits.

Impact of Length of Payment Periods on Annuity Payments

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     . If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

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

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the annuity payments provided by the portion of the premium payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

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

                                Plain talk about
                        Assumed Investment Return or AIR

          . If you allocated a portion of your premium to Variable Annuity Income then you invested this premium into the Annuity Investment Options available and selected an Assumed Investment Return
               (AIR). Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

          . We use the AIR to help us calculate your current and future Variable Annuity benefits. In order to calculate the benefit amounts we need a rate of return for the Annuity Investment Options you selected. Since we cannot know what the performance of the Investment Options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

          . For future Variable Annuity benefits, the AIR represents the total return after expenses of the Investment Options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your Annuity Investment Options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your Annuity Investment Options is less than the AIR, then your benefit payment will decrease.

     Selecting an AIR - Pros and Cons

          . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

          . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

          . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

Generally

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

Deferment of Payments

We may delay making fixed payments from your contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your contract or processing transfer requests for an undetermined period of time when:

          . the New York Stock Exchange is closed (other than weekend and holiday closings);

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

     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

Death Within Six Months of the Contract Date

If your group contract owner has made the cancellation right, discussed earlier on in this prospectus, available to all members of your group, the following six month death benefit provision will apply to you.

If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), we will pay a lump sum death benefit in the event that the Annuitant or Joint Annuitant dies within six (6) months of the Contract Date. The benefit shall be payable to the Owner, if living, or if not, to the Beneficiary.

The amount of the lump sum death benefit will be determined by

     . calculating the actuarial present value of future variable annuity payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

     . adding to that, the amount of premium allocated to pay fixed annuity payments, minus any fixed annuity payments already made.

No residual benefit under the contract will remain once a cancellation or a death benefit has been requested and paid during this six month period.

Death Prior to Income Start Date

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the contract will be canceled and we will pay you a refund equal to your premium payment adjusted for any investment performance and any accumulated interest.

If your contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

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Death of Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

                                  A word about
                                Joint Annuitants

     The contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

          .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

          . Annuity Payment Option 4 - Joint and Survivor Annuity With a Guaranteed number of Years.

     If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the contract will have no effect on the benefits due under the contract.

          .    Annuity Payment Option 1 - Life Annuity; or

          . Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of Years.

     See "Annuity Payment Options" in this prospectus.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

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                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI MidCap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment

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

          objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. Not all of the information we have included may be applicable to your contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is qualified or non-qualified as explained below.

                        Tax Treatment of Distributions --
                               Qualified Contracts

     If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

          .    Individual Retirement Annuities ("IRAs");

          . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

          .    Keogh Plans; and

          . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

     This additional tax does not apply:

          . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

          .    where the taxpayer is age 59 1/2 or older;

          .    where payment is made on account of death;

          . where the payment is made on account of the taxpayer's disability;

          . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

          .    in some cases, upon separation from service on or after age 55;
               or

          .    certain other limited circumstances.

Withdrawals Where Income Start Date Is After Age 59 1/2 -- No 10% Tax Penalty Applies

Where the Income Start Date is after age 59 1/2, the 10% penalty tax will not apply because of the age 59 1/2 exception described above.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal Or Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions -- Non-Qualified Contracts

General

For annuity payments, generally a portion of each payment will be considered a return of your premium payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your premium payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders

For payments made upon complete surrender of the annuity contract, the taxable portion is the amount received in excess of the remaining investment in the contract.

Partial Withdrawal - 100% Taxable

As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the contract.

A Partial Withdrawal or Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception Applies

If a taxable distribution is made under the contract, an additional tax of 10% of the amount of the taxable distribution may apply.

     This additional tax does not apply where:

          . the payment is made under an immediate annuity contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

          . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

          .    the taxpayer is age 59 1/2or older;

          .    the payment is made on account of the taxpayer's disability;

          .    the payment is made on account of death;

          .    or in certain other circumstances.

It should be noted that a partial withdrawal or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the contract. You should also seek the advice of your tax adviser.

     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One ALICO Plaza, 600 King Street, Wilmington DE 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to contract owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes a group single premium immediate variable annuity contract. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to a certificate.

Voting Rights

To the extent required by law, we will vote the fund shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the fund. However, if legal requirements or our interpretation of present law changes to permit us to vote the fund shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each fund in whose corresponding subaccount you have value. We determine the number of fund shares that are attributable to you by dividing the corresponding value in a particular fund by the net asset value of one fund share. After the Income Start Date, we determine the number of fund shares that are attributable to you by dividing the reserve maintained in a particular fund to meet the obligations under the contract by the net asset value of one fund share. The number of votes that you will have a right to cast will be determined as of the record date established by each fund.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a fund will receive proxy material, reports and other materials relating to the appropriate funds. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Distribution of the Contract

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life Insurance Company's other separate accounts and for the separate accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the contracts.

AIG Life Insurance Company will not pay any commission to entities that sell the contracts. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

AIG Life Insurance Company is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life Insurance Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life Insurance Company's results of operations and financial position.

The distributor of the contracts, AGESC, offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality.

                              FINANCIAL STATEMENTS

Financial statements of AIG Life Insurance Company and the variable account are included in the SAI, which may be obtained without charge by calling (877) 299-1724 or writing to AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES

     Vanguard Funds:
                                                                       12/31/02
                                                                       --------
          500 Index Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     7.87
          Number of Accumulation Units outstanding at end of year        868.187

          International Growth Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                             N/A
          Number of Accumulation Units outstanding at end of year            N/A

          Prime Money Market Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $    10.06
          Number of Accumulation Units outstanding at end of year        568.602

          Primecap Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     7.53
          Number of Accumulation Units outstanding at end of year         296.04

          Small Cap Growth Index Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                             N/A
          Number of Accumulation Units outstanding at end of year            N/A

          LifeStrategy Income Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     9.89
          Number of Accumulation Units outstanding at end of year      2,050.321

          LifeStrategy Moderate Growth Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                             N/A
          Number of Accumulation Units outstanding at end of year            N/A

          Small Cap Value Index Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                             N/A
          Number of Accumulation Units outstanding at end of year            N/A

          Total Bond Market Index Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                             N/A
          Number of Accumulation Units outstanding at end of year            N/A

     Vanguard Funds:
                                                                       12/31/02
                                                                       --------
          U.S. Growth Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     7.14
          Number of Accumulation Units outstanding at end of year        592.829

          Wellington Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     8.96
          Number of Accumulation Units outstanding at end of year        287.186

          Windsor Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     7.68
          Number of Accumulation Units outstanding at end of year        294.025

          LifeStrategy Conservative Growth Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     9.36
          Number of Accumulation Units outstanding at end of year      3,429.173

          LifeStrategy Growth Fund
          Accumulation Unit value at beginning of year                       N/A
          Accumulation Unit value at end of year                      $     8.35
          Number of Accumulation Units outstanding at end of year       1,379.84

                                   APPENDIX B

Hypothetical Illustrations Of Annuity Payments

We have prepared the following tables to show how variable annuity payments under the contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 6%, 6.58%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 6%, 6.58%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the funds' management fees and operating expenses at an annual rate of approximately 0.33% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your contract may be more or less than 0.33%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.33% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.58%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single premium payment is allocated to a variable annuity option. The second assumes that 50% of the single premium payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single premium payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments use an assumed investment return of 5% per year. Thus, actual performance greater than 5% per year will result in increasing annuity payments and actual performance less than 5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity option are generally higher than initial payments under a variable annuity option.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $675.60

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                 Gross
                                 -----------------------------------------------------------------------
Payment   Calendar    Attained      0.00%      6.58%       6.00%       8.00%       10.00%       12.00%
                                    -----      -----       -----       -----       ------       ------
 Year       Year        Year                                     Net
 ----       ----        ----     -----------------------------------------------------------------------
                                   -1.58%      5.00%       4.42%       6.42%       8.42%        10.42%
                                   ------      -----       -----       -----       -----        ------
  1         2000         65        591.52      591.52      591.52      591.52      591.52       591.52
  2         2001         66        558.26      591.52      592.55      603.98      615.41       626.84
  3         2002         67        526.87      591.52      593.58      616.70      640.26       664.27
  4         2003         68        497.24      591.52      594.61      629.69      666.12       703.93
  5         2004         69        469.28      591.52      595.65      642.95      693.02       745.96
  10        2009         74        351.36      591.52      600.84      713.58      844.74       996.90
  15        2014         79        263.08      591.52      606.09      791.96     1029.66      1332.26
  20        2019         84        196.97      591.52      611.37      878.95     1255.07      1780.43

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $372.82. The monthly guaranteed payment of $372.82 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                 Gross
                                 -----------------------------------------------------------------------
Payment   Calendar    Attained      0.00%      6.58%       6.00%       8.00%       10.00%       12.00%
                                    -----      -----       -----       -----       ------       ------
 Year       Year        Year                                     Net
 ----       ----        ----     -----------------------------------------------------------------------
                                   -1.58%      5.00%       4.42%       6.42%       8.42%        10.42%
                                   ------      -----       -----       -----       -----        ------
  1         2000         65        669.58      669.58      669.58      669.58      669.58       669.58
  2         2001         66        652.95      669.58      670.09      675.81      681.52       687.24
  3         2002         67        637.25      669.58      670.61      682.17      693.95       705.95
  4         2003         68        622.44      669.58      671.13      688.67      706.88       725.79
  5         2004         69        608.46      669.58      671.64      695.30      720.33       746.80
  10        2009         74        549.50      669.58      674.24      730.61      796.19       872.27
  15        2014         79        505.36      669.58      676.86      769.80      888.65      1039.95
  20        2019         84        472.31      669.58      679.51      813.30     1001.36      1264.03

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $631.50

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                 Gross
                                 -----------------------------------------------------------------------
Payment   Calendar    Attained      0.00%      6.58%       6.00%       8.00%       10.00%       12.00%
                                    -----      -----       -----       -----       ------       ------
 Year       Year        Year                                     Net
 ----       ----        ----     -----------------------------------------------------------------------
                                   -1.58%      5.00%       4.42%       6.42%       8.42%        10.42%
                                   ------      -----       -----       -----       -----        ------
  1         2000         60        547.02      547.02      547.02      547.02      547.02       547.02
  2         2001         61        516.26      547.02      547.97      558.54      569.11       579.68
  3         2002         62        487.23      547.02      548.92      570.31      592.10       614.30
  4         2003         63        459.83      547.02      549.88      582.32      616.01       650.98
  5         2004         64        433.97      547.02      550.84      594.58      640.89       689.85
  10        2009         69        324.93      547.02      555.64      659.90      781.19       921.91
  15        2014         74        243.29      547.02      560.49      732.38      952.20      1232.03
  20        2019         79        182.16      547.02      565.38      812.83     1160.65      1646.49

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $352.12. The monthly guaranteed payment of $352.12 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                 Gross
                                 -----------------------------------------------------------------------
Payment   Calendar    Attained      0.00%      6.58%       6.00%       8.00%       10.00%       12.00%
                                    -----      -----       -----       -----       ------       ------
 Year       Year        Year                                     Net
 ----       ----        ----     -----------------------------------------------------------------------
                                   -1.58%      5.00%       4.42%       6.42%       8.42%        10.42%
                                   ------      -----       -----       -----       -----        ------
  1         2000         60        625.63      625.63      625.63      625.63      625.63       625.63
  2         2001         61        610.25      625.63      626.10      631.39      636.67       641.96
  3         2002         62        595.73      625.63      626.58      637.27      648.16       659.26
  4         2003         63        582.03      625.63      627.05      643.27      660.12       677.60
  5         2004         64        569.10      625.63      627.53      649.41      672.56       697.04
  10        2009         69        514.58      625.63      629.94      682.06      742.71       813.07
  15        2014         74        473.76      625.63      632.36      718.31      828.22       968.13
  20        2019         79        443.19      625.63      634.81      758.53      932.44      1175.36

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ........................................................ 3

     AIG Life Insurance Company ............................................ 3

     Distributor ........................................................... 3

     Potential Conflicts ................................................... 3


ANNUITY PROVISIONS ......................................................... 4

     Variable Annuity Payments ............................................. 4

     Annuity Unit Value .................................................... 4

     Net Investment Factor ................................................. 4

     Misstatement of Age or Sex ............................................ 5

     Evidence of Survival .................................................. 5


FINANCIAL STATEMENTS ....................................................... 5

                                   PROSPECTUS

                                November 3, 2003

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
                                    issued by
                           AIG LIFE INSURANCE COMPANY
                                   through its
                               VARIABLE ACCOUNT I

This prospectus describes a single premium immediate variable annuity contract offered to individuals within groups. The minimum initial premium is $20,000. Additional premiums are not accepted. Please read this prospectus carefully before investing and keep it for future reference.

The description of the contract in this prospectus is fully applicable to your certificate and the word "contract" includes any such certificate.

The contract is only available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

The contract provides several options for annuity payments beginning on the Income Start Date. You select the annuity option at the time of purchase and annuity payments must begin within 12 months of the Contract Date.

The contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the contract is not suitable as a short-term investment.

Contracts and/or certain contract features, offered by this prospectus, may not be available in all states.

The contract has 26 investment options - 25 variable investment options and one fixed investment option. You may allocate your money to up to 9 options. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the mutual funds you select. You bear the investment risk. The variable investment options are mutual funds from Alliance, American Funds, Liberty, Franklin Templeton, MFS, Putnam and OppenheimerFunds.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated November 3, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention: Pension

Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 (telephone: 877-299-1724).

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal or reduced income. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

DEFINITIONS ...............................................................    5

SUMMARY OF THE CONTRACT ...................................................    7
    Purpose of the Annuity Contract .......................................    7
    Type of Contract ......................................................    7
    Purchase of the Contract ..............................................    7
    The Investment Options ................................................    7
    Expenses ..............................................................    8
        Mortality and Expense Risk Charge .................................    8
        Premium Tax Charge ................................................    8
        Other Expenses ....................................................    8
    Right to Examine ......................................................    8
    Cancellation Rights ...................................................    8
    Inquiries and Contract Owner and Annuitant Information ................    9

FEE TABLES ................................................................    9

CONDENSED FINANCIAL INFORMATION ...........................................   10

INVESTMENT OPTIONS ........................................................   10
    Variable Investment Options ...........................................   10
    Fixed Investment Option ...............................................   14

EXPENSES ..................................................................   15
    Mortality and Expense Risk Charge .....................................   15
    Premium Taxes .........................................................   16
    Income Taxes ..........................................................   16
    Fund Expenses .........................................................   16
    Reduction of Certain Charges and Additional Amounts Credited ..........   16

THE CONTRACT ..............................................................   16
    General Description ...................................................   16
    Who Should Purchase a Contract ........................................   17
    About the Contract ....................................................   17
    Purchasing a Contract .................................................   17
    Allocation of Premium .................................................   17
    Right to Return .......................................................   18
    Market Timing .........................................................   18
    Transfers Among Investment Options ....................................   18
    Cancellation Rights ...................................................   19
        Access To Your Money ..............................................   19
        Cancellation Of The Contract ......................................   19
        Computing the Cancellation Value ..................................   20
        Taxes .............................................................   20

ANNUITY PAYMENTS ..........................................................   21
    Generally .............................................................   21
    Annuity Payment Options ...............................................   21
    Annuity Units .........................................................   23
    Determination of the Initial Annuity Payment ..........................   23
    Impact of Annuitant's Age on Annuity Payments .........................   23
    Impact of Annuitant's Gender on Annuity Payments ......................   24
    Impact of Length of Payment Periods on Annuity Payments ...............   24
    Determination of Subsequent Variable Annuity Payments .................   24
    Assumed Investment Return .............................................   25

ACCESS TO YOUR MONEY ......................................................   26
    Generally .............................................................   26
    Deferment of Payments .................................................   26

DEATH BENEFIT .............................................................   27
    Death Within Six Months of the Contract Date ..........................   27
    Death Prior to Income Start Date ......................................   27
    Death of Owner After the Income Start Date ............................   28
    Death of Annuitant After the Income Start Date ........................   28
    Designation of Beneficiary ............................................   28

PERFORMANCE ...............................................................   29

TAXES .....................................................................   30
    Introduction ..........................................................   30
    Annuity Contracts in General ..........................................   30
    Diversification and Investor Control ..................................   32
    Withholding ...........................................................   33

OTHER INFORMATION .........................................................   33
    AIG Life Insurance Company ............................................   33
    Ownership .............................................................   34
    Voting Rights .........................................................   34
    Distribution of the Contract ..........................................   34
    Legal Proceedings .....................................................   35

FINANCIAL STATEMENTS ......................................................   35

APPENDIX A ................................................................   36

APPENDIX B ................................................................   37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ..............   43

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the contract permit a Joint Annuitant.

Annuity Payment Option - The method in which you choose to receive your stream of annuity payment(s).

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

Company - AIG Life Insurance Company, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Date - The date your contract is issued and becomes effective.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your contract.

Income Start Date - The date on which annuity payments begin. You choose this date when you purchase the contract. Because the contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

Premium Payment - Money sent to us to be invested in your contract. Because the contract is a single premium contract, you are permitted to make only one premium payment to us.

Premium Tax - A tax charged by a state or municipality on Premium Payments.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Issue Date, when you may return your contract to the Company.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the contract. You can find additional information later in this prospectus, in the SAI, and in the contract. This prospectus applies principally to the variable investment options and related aspects of the contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose of the Annuity Contract

The single premium immediate variable annuity contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

The contract is intended for people who want to provide a stream of income payments, generally for retirement but also for other long-term purposes.

Type of Contract

If you are eligible, you may purchase the contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 plans, or IRAs.

Purchase of the Contract

The minimum amount to purchase a contract is $20,000. We reserve the right to accept a premium payment below that amount or reject a premium payment in excess of limits we establish from time to time. In general, we will not issue a contract to anyone who is over age 80, but reserve the right to increase or decrease that age.

The Investment Options

When you purchase the contract, you may allocate your premium payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 25 of which are offered under the contract. Each of the 25 subaccounts invests exclusively in shares of a specific fund. For more information, refer to the Funds' prospectuses. The funds currently offered are:

AllianceBernstein Premier Growth Fund
American Funds AMCAP Fund*
American Funds The Bond Fund of America*
American Funds Capital World Growth and Income Fund*
American Funds EuroPacific Growth Fund*
American Funds The Investment Company of America*
American Funds The New Economy Fund*
American Funds SMALLCAP World Fund*
American Funds Washington Mutual Investors Fund
Templeton Foreign Fund
Franklin Gold and Precious Metals Fund
Mutual Financial Services Fund
Liberty High Yield Securities Fund
Liberty Newport Tiger Fund
MFS Emerging Growth Fund

MFS New Discovery Fund*
MFS Research Fund
Centennial Money Market Trust
Oppenheimer International Bond Fund
Oppenheimer Strategic Income Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam International Voyager Fund
Putnam Voyager Fund
Putnam Voyager Fund II

* Only available to Contract Owners who owned shares of the Fund in the A.G. Edwards qualified plan immediately prior to purchasing this contract.

Allocating part or all of your premium payment to a subaccount means you have elected, at least in part, a variable annuity. The amount of your variable annuity payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your premium payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change.

Expenses

The company does not deduct a sales load from your premium payment, but does deduct the following charges in connection with the contract. For additional information, see "EXPENSES" further on in this prospectus.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. Certain states assess a premium tax charge for premium payments made under the contract. If applicable, the premium tax will be deducted from your single premium payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Other Expenses. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

Right to Examine

You may cancel your contract within ten days after receiving it (or longer if your state requires). We will refund your premium payment, adjusted as required by your contract. See "Right to Return" further on in this prospectus.

Cancellation Rights

You may have the right to cancel your contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

Inquiries and Contract Owner and Annuitant Information

For more information about the contracts, you can contact us by writing to AIG Life Insurance Company at its Pension Administration Department, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.


                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, or transfer cash value between investment options. State premium taxes may also be deducted.


--------------------------------------------------------------------------------------------------------------------------
                                             Maximum Owner Transaction Expenses

--------------------------------------------------------------------------------------------------------------------------
                           Charge                                                         Amount
--------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage of purchase                               None
payments)
--------------------------------------------------------------------------------------------------------------------------
Transfer Fee                                                                                $10
                                                                      (There is no charge for the first 12 transfers
                                                                      each contract year; thereafter, we reserve the
                                                                       right to charge a fee of $10 per transfer.)
--------------------------------------------------------------------------------------------------------------------------
Premium Taxes - qualified contracts                                                  0 - 1% of premium
--------------------------------------------------------------------------------------------------------------------------
Premium Taxes - non-qualified contracts                                             0 - 3.5% of premium
--------------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

--------------------------------------------------------------------------------------------------------------------------
                                              Variable Account Annual Expenses
                                         (as a percentage of average account value)
--------------------------------------------------------------------------------------------------------------------------
                           Charge                                                         Amount
--------------------------------------------------------------------------------------------------------------------------
Maximum Mortality and Expense Risk Fees                                                    1.25%
--------------------------------------------------------------------------------------------------------------------------
     Total Variable Account Annual Expenses                                                1.25%
--------------------------------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the funds for the fiscal year ended December 31, 2002. Current and future expenses for the funds may be higher or lower than those shown.

  ----------------------------------------------------------------------------
                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)

  ----------------------------------------------------------------------------

  Charge                                         Maximum           Minimum
  ----------------------------------------------------------------------------
  Total Annual Fund Operating                     1.80%             0.59%
  Expenses (expenses that are deducted
  from portfolio assets include
  management fees, distribution (12b-1)
  fees, and other expenses)
  ----------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the funds' prospectuses accompanying this contract prospectus.

                         CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in Appendix A.

                               INVESTMENT OPTIONS

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Funds

Each fund is a mutual fund registered with the SEC. The funds' investment advisers may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the funds before investing. They contain detailed information regarding management of the Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Funds. Below is a summary of the investment objectives of the Funds available under the contract. There is no assurance that any of these Funds will achieve its stated objectives.

Alliance Capital

AllianceBernstein Premier Growth Fund - seeks long-term growth of capital by investing predominately in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

The American Funds Group

American Funds AMCAP Fund - seeks to make your investment grow over time by investing primarily in stocks of U.S. companies with a record of above average long-term growth. The fund is designed for investors seeking capital appreciation through investments in stocks.

American Funds The Bond Fund of America - seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest in lower rated bonds. The fund is designed for investors seeking income and more price stability than that offered by stocks and capital preservation over the long term.

American Funds Capital World Growth and Income Fund - seeks to make your investment grow over time and provide you with current income by investing primarily in stocks of well-established companies located around the world. The fund is designed for investors seeking both capital appreciation and income.

American Funds EuroPacific Growth Fund - seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Rim. The fund is designed for investors seeking capital appreciation and diversification through investments in stocks of issuers based outside the U.S.

American Funds The Investment Company of America - seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential. The fund is designed for investors seeking both capital appreciation and income.

American Funds The New Economy Fund - seeks to make your investment grow over time by investing primarily in stocks of companies in the services and information area of the global economy. The fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds SMALLCAP World Fund - seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks.

American Funds Washington Mutual Investors Fund - seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that meet the listing requirements of the New York Stock Exchange and have a strong record of earnings and dividends. The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into common stocks.

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to these funds and other funds including those in The American Funds Group.

Franklin Templeton Investments

Templeton Foreign Fund - seeks long-term capital growth. Under normal market conditions, the fund invests mainly in the in the equity securities of companies locate outside the U.S., including emerging markets. Effective July 31, 2002, the fund will invest, under normal circumstances, at least 80% of its net assets in 'foreign securities,' which may include emerging markets.

Franklin Gold and Precious Metals Fund - primarily seeks capital appreciation. Its secondary goal is to provide shareholders with current income through dividends or interest received from its investments. Under normal market conditions, the fund invests at least 80% of its net assets in investments of gold and precious metals operation companies.

Franklin Mutual Financial Services Fund - primarily seeks capital appreciation, which may occasionally be short-term. Its secondary goal is income. Under normal market conditions, the fund invests at least 80% of its total assets in securities of financial services companies believed to be at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

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The Templeton Foreign Fund is managed by Templeton Global Advisors Limited The
Franklin Gold and Precious Metals Fund is managed by Franklin Advisers, Inc. Franklin Mutual Financial Services Fund is managed by Franklin Mutual Advisers, LLC.

Liberty Funds

Liberty High Yield Securities Fund- seeks high current income and total return. The fund invests primarily in lower rated corporate debt securities. The fund may invest in equity securities to seek capital appreciation and may also invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Liberty Newport Tiger Fund - seeks capital appreciation. Under normal market conditions, the fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The fund typically purchases stocks of quality growth companies.

Newport Fund Management, Inc. is the Investment Advisor for the Liberty Newport Tiger Fund. Colonial Management Associates Inc. is the investment advisor for the Liberty High Yield Securities Fund.

MFS Funds

MFS Emerging Growth Fund - seeks long-term growth of capital. The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as long preferred stock, convertible securities and depository receipts for those securities, of emerging growth companies.

MFS New Discovery Fund - seeks capital appreciation. The fund invests, under normal market conditions, at least 65% of its total assets in equity securities of emerging growth companies. (Only available to Contract Owners who owned shares of the Fund in a qualified plan immediately prior to purchasing this contract.)

MFS Research Fund - seeks long-term growth of capital and future income. The fund invests at least 80% of its total assets in common stocks and related securities. The fund focuses on companies believed to have favorable prospects for long-term growth, attractive valuation based on current and expected earnings or cash flow, dominant or growing market share and superior management.

The funds' investment adviser is Massachusetts Financial Services Company.

OppenheimerFunds

Centennial Money Market Trust - a money market mutual fund that seeks maximum current income that is consistent with low capital risk and stability of principal. The Trust invests in short-term, high quality "money market" instruments.

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

Oppenheimer International Bond Fund - primarily seeks total return. As a secondary objective, the fund seeks income when consistent with total return. The fund invests mainly in debt securities of foreign government and corporate issuers.

Oppenheimer Strategic Income Fund - seeks high current income by investing mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower rated high yield securities of U.S. and foreign companies.

The funds are managed by Oppenheimer Funds, Inc.

Putnam Funds

The Putnam Fund for Growth and Income - seeks capital growth and current income. It invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

Putnam Health Sciences Trust - seeks capital appreciation. It invests mainly in common stocks of companies in the health sciences industries, with a focus on growth stocks.

Putnam International Voyager Fund - seeks long-term capital appreciation. It invests mainly in common stocks of companies outside the United States.

Putnam Voyager Fund - seeks capital appreciation. It invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

Putnam Voyager Fund II - seeks capital appreciation. It invests mainly in common stocks of U.S. companies with a focus on growth stocks.

The funds are managed by Putnam Investment Management, LLC.

Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of contract owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

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


                                    EXPENSES

                                A Closer Look at
                  The Costs of Investing in a Variable Annuity

     Costs are an important consideration in choosing a variable annuity. That's because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

                          Summary of Costs of Investing
                                in the Contracts

     .    No sales load or sales charge
     .    No annual contract maintenance charge
     . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee)
     .    Maximum Annual Mortality and Expense Risk Charge: 1.25%
     . Fees and expenses paid by the funds which ranged from 0.59% to 1.80% in the fiscal year ended December 31, 2002

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

                                A Closer Look at
                      The Mortality and Expense Risk Charge

     The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

     The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the contract, but may not be enough to cover the actual costs of issuing and administering the contract.

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

Premium Taxes

We will deduct from your premium payment any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 1% of premium. In addition, some local governments may also levy a premium tax. These taxes are deducted from your premium payment upon its receipt by the Company.


Income Taxes

Although we do not currently deduct any charge for income taxes attributable to your contract, we reserve the right to do so in the future.


Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the Fund prospectuses. The maximum portfolio expenses are described in the fee table contained in the prospectus.

Reduction of Certain Charges and Additional Amounts Credited

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     (1)  the size and nature of the group;

     (2)  the total amount of premium we expect to receive from the group;

     (3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

General Description


An annuity is a contract between you, as the owner, and a life insurance company. The contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the contract by "rolling over" assets from another individual retirement annuity or from a qualified plan.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your contract will be for the same amount and will not vary with investment performance.

Who Should Purchase a Contract

The contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You may purchase the contract as a qualified contract such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

                     A Few Things To Keep In Mind Regarding
                         WHO SHOULD PURCHASE A CONTRACT

          . Under the contract, you will have access to your investment only through annuity payments, or certain other contract provisions discussed in your contract (and any applicable endorsements thereto).

          . The contract should only be purchased by individuals who will not need full access to their premium payment on an immediate basis.

About the Contract

This prospectus describes a contract between you and the Company, the issuer of the contract. The contract may provide income payments for the life of one or two persons, or for a designated period, or both.

Purchasing a Contract

The minimum investment for qualified contracts is $20,000. We reserve the right to refuse your premium payment. In general, we will not issue a contract to anyone who is over age 80, but we reserve the right to lower or increase this age for new contracts.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your premium payment among the investment options. At the time of application, we must receive your premium payment before the contract will be effective. We will issue your contract and allocate your premium payment within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until we get all the necessary information obtained.

Right to Return

If for any reason you are not satisfied with your contract, you may return it to us and we will refund your premium payment received by us, and any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience. Because you have this right, we will direct the portion of your initial net premium payment that is to be allocated to a variable investment option, to the Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of the Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Money Market Portfolio during the right to return period.

To exercise your right to return your contract, you must mail it directly to us at AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

Market Timing

The contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges indefinitely with three business days' prior notice to prevent market timing efforts that could be harmful to other contract owners, annuitants and/or beneficiaries. Such notice will take the form of either a letter being mailed to your last known address, or a phone call from our administrative department, informing you that effective immediately, your transfer privileges have been suspended.

Transfers Among Investment Options

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a contract year. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

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

                                A Closer Look At
                                 Transfers Among
                           VARIABLE INVESTMENT OPTIONS

         How transfers among variable investment options are effected:

         (A) The number of Annuity Units in the subaccount from which the Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

         (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

         (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

         Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

         For example, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

Cancellation Rights

You have the right to cancel your contract if your group contract owner has made the right available to all members of your group. Otherwise, the cancellation rights described in this section do not apply to you.

Contract cancellation rights are subject to the following provisions:

Access To Your Money. Depending on whether you are the Annuitant, you may access your money by receiving annuity payments or, you as contract owner may cancel your contract for its cancellation value within six (6) months after the Contract Date.

Cancellation Of The Contract. If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your contract. It is available with both the variable and the fixed payouts under all annuity options. To elect a cancellation, the contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your contract, we will pay you a lump sum amount. No residual benefit under the contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

Computing the Cancellation Value. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your contract will be no less than four (4%) and no greater than ten (10%).

Taxes. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your contract.

                                ANNUITY PAYMENTS

Generally

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date. In addition, annuity payments must begin by the Annuitant's 80th birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant.

                     A few things to keep in mind regarding
                                Annuity Payments

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your premium payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option premium that you allocate to the fixed account may not be reallocated to another subaccount.

     . If the postal or other delivery service is unable to deliver checks to the Payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the Payee's responsibility to keep the Company informed of their current address or active bank account location.

Annuity Payment Options

The contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your contract specific materials for the annuity options available in your contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

     .    Option 2 - Life Annuity With A Guaranteed Number of Years

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

          Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period.

     .    Option 3 - Joint and Survivor Annuity

          Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

     .    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of
          Years

          Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant, and for as long thereafter, as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

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


                       Something to Keep In Mind Regarding
                         Annuity Payment Options 3 and 4

          Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon your death, will be:

          (A) equal to the annuity payments you were receiving while both you and the Joint Annuitant were alive; or

          (B) lower than the annuity payments you were receiving while both you and the Joint Annuitant were alive.

          All things being equal, annuity payments to you while both you and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

Annuity Units

Upon receiving your single premium payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first annuity payment:

     . the portion of the premium allocated to provide variable annuity payments and the Assumed Investment Return;

     . the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the annuity option selected;

     .    the frequency of annuity payments;

     .    the deduction of applicable premium taxes; and

     .    the time period from the Contract Date to the Income Start Date.

Impact of Annuitant's Age on Annuity Payments

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant's Gender on Annuity Payments

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

We generally do not offer contracts for sale in situations which, under current law, require gender-neutral benefits. As a result, for either fixed or variable Annuity Payments involving life income, the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants. However, we reserve the right to offer contracts to certain groups in situations which, under current law, may require gender-neutral benefits.

Impact of Length of Payment Periods on Annuity Payments

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     . If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the annuity payments provided by the portion of the premium payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

                                Plain talk about
                        Assumed Investment Return or AIR

If you allocated a portion of your premium to Variable Annuity Income then you invested this premium into the Annuity Investment Options available and selected an Assumed Investment Return (AIR). Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

     . We use the AIR to help us calculate your current and future Variable Annuity benefits. In order to calculate the benefit amounts we need a rate of return for the Annuity Investment Options you selected. Since we cannot know what the performance of the Investment Options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

     . For future Variable Annuity benefits, the AIR represents the total return after expenses of the Investment Options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your Annuity Investment Options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your Annuity Investment Options is less than the AIR, then your benefit payment will decrease.

     Selecting an AIR - Pros and Cons

     . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

     . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

Generally

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

Deferment of Payments

We may delay making fixed payments from your contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your contract or processing transfer requests for an undetermined period of time when:

     . the New York Stock Exchange is closed (other than weekend and holiday closings);

     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

Death Within Six Months of the Contract Date

If your group contract owner has made the cancellation right, discussed earlier on in this prospectus, available to all members of your group, the following six month death benefit provision will apply to you.

If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), we will pay a lump sum death benefit in the event that the Annuitant or Joint Annuitant dies within six (6) months of the Contract Date. The benefit shall be payable to the Owner, if living, or if not, to the Beneficiary.

The amount of the lump sum death benefit will be determined by

     . calculating the actuarial present value of future variable annuity payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

     . adding to that, the amount of premium allocated to pay fixed annuity payments, minus any fixed annuity payments already made.

No residual benefit under the contract will remain once a cancellation or a death benefit has been requested and paid during this six month period.

Death Prior to Income Start Date

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the contract will be canceled and we will pay you a refund equal to your premium payment adjusted for any investment performance and any accumulated interest.

If your contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

Death of Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

                                  A word about
                                Joint Annuitants

     The contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

     . Annuity Payment Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years.

     If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the contract will have no effect on the benefits due under the contract.

     .    Annuity Payment Option 1 - Life Annuity; or

     .    Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
          Years.

     See "Annuity Payment Options" in this prospectus.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI MidCap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. Not all of the information we have included may be applicable to your contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out.

                        Tax Treatment of Distributions --
                               Qualified Contracts

     If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities ("IRAs");

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

     This additional tax does not apply:

     . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

Withdrawals Where Income Start Date Is After Age 59 1/2 -- No 10% Tax Penalty Applies

Where the Income Start Date is after age 59 1/2, the 10% penalty tax will not apply because of the age 59 1/2 exception described above.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal Or Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One ALICO Plaza, 600 King Street, Wilmington DE 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to contract owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes a group single premium immediate variable annuity contract. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to a certificate.

Voting Rights

To the extent required by law, we will vote the fund shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the fund. However, if legal requirements or our interpretation of present law changes to permit us to vote the fund shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each fund in whose corresponding subaccount you have value. We determine the number of fund shares that are attributable to you by dividing the corresponding value in a particular fund by the net asset value of one fund share. After the Income Start Date, we determine the number of fund shares that are attributable to you by dividing the reserve maintained in a particular fund to meet the obligations under the contract by the net asset value of one fund share. The number of votes that you will have a right to cast will be determined as of the record date established by each fund.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a fund will receive proxy material, reports and other materials relating to the appropriate funds. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Distribution of the Contract

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life Insurance Company's other separate accounts and for the separate accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the

National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the contracts.

AIG Life Insurance Company will not pay any commission to entities that sell the contracts. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

AIG Life Insurance Company is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life Insurance Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life Insurance Company's results of operations and financial position.

The distributor of the contracts, AGESC, offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality.

                              FINANCIAL STATEMENTS

Financial statements of AIG Life Insurance Company and the variable account are included in the SAI, which may be obtained without charge by writing to AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 (telephone 877-299-1724).

The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES

                                                            12/31/02          12/31/01
                                                            --------          --------
AllianceBernstein Premier Growth Port.
Accumulation Unit value at beginning of year                $29.70            N/A
Accumulation Unit value at end of year                      $20.31            $29.70
Number of Accumulation Units outstanding at end of year     8,952,876,267     12,039,086,739

                                   APPENDIX B

Hypothetical Illustrations Of Annuity Payments

We have prepared the following tables to show how variable annuity payments under the contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.82%, 6%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 5.82%, 6%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the funds' management fees and operating expenses at an annual rate of approximately 1.07% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your contract may be more or less than 1.07%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 1.07% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.32%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single premium payment is allocated to a variable annuity option. The second assumes that 50% of the single premium payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single premium payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments use an assumed investment return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity option are generally higher than initial payments under a variable annuity option.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant:
3.5%

Variable monthly annuity payment on the date of the illustration: $591.52

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                            Gross
                                   -------------------------------------------------------
Payment    Calendar    Attained     0.00%     5.82%     6.00%    8.00%    10.00%    12.00%
                                    -----     -----     -----    -----    ------    ------
  Year       Year        Year                                Net
  ----       ----        ----      -------------------------------------------------------
                                   -2.32%     3.50%     3.68%    5.68%    7.68%      9.68%
                                   ------     -----     -----    -----    -----      -----
   1         2000         65       591.52    591.52    591.52   591.52    591.52    591.52
   2         2001         66       558.26    591.52    592.55   603.98    615.41    626.84
   3         2002         67       526.87    591.52    593.58   616.70    640.26    664.27
   4         2003         68       497.24    591.52    594.61   629.69    666.12    703.93
   5         2004         69       469.28    591.52    595.65   642.95    693.02    745.96
   10        2009         74       351.36    591.52    600.84   713.58    844.74    996.90
   15        2014         79       263.08    591.52    606.09   791.96   1029.66   1332.26
   20        2019         84       196.97    591.52    611.37   878.95   1255.07   1780.43

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant:
3.5%

Monthly annuity payments will vary with investment performance, but will never be less than $373.82. The monthly guaranteed payment of $373.82 is being provided by the $50,000 applied under the fixed annuity option.


                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                              Gross
                                    -----------------------------------------------------------
Payment    Calendar     Attained     0.00%     5.82%     6.00%      8.00%     10.00%     12.00%
                                     -----     -----     -----      -----     ------     ------
 Year        Year         Year                                 Net
 ----        ----         ----      -----------------------------------------------------------
                                    -2.32%     3.50%     3.68%      5.68%      7.68%      9.68%
                                    ------     -----     -----      -----      -----      -----
  1          2000          65       669.58    669.58    669.58     669.58     669.58     669.58
  2          2001          66       652.95    669.58    670.09     675.81     681.52     687.24
  3          2002          67       637.25    669.58    670.61     682.17     693.95     705.95
  4          2003          68       622.44    669.58    671.13     688.67     706.88     725.79
  5          2004          69       608.46    669.58    671.64     695.30     720.33     746.80
  10         2009          74       549.50    669.58    674.24     730.61     796.19     872.27
  15         2014          79       505.36    669.58    676.86     769.80     888.65    1039.95
  20         2019          84       472.31    669.58    679.51     813.30    1001.36    1264.03

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant:
3.5%

Variable monthly annuity payment on the date of the illustration: $547.02

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                             Gross
                                   ----------------------------------------------------------
Payment    Calendar    Attained     0.00%     5.82%     6.00%     8.00%     10.00%     12.00%
                                    -----     -----     -----     -----     ------     ------
  Year        Year       Year                                 Net
  ----        ----       ----      ----------------------------------------------------------
                                   -2.32%     3.50%     3.68%     5.68%      7.68%      9.68%
                                   ------     -----     -----     -----      -----      -----

   1          2000        60       547.02    547.02    547.02    547.02     547.02     547.02
   2          2001        61       516.26    547.02    547.97    558.54     569.11     579.68
   3          2002        62       487.23    547.02    548.92    570.31     592.10     614.30
   4          2003        63       459.83    547.02    549.88    582.32     616.01     650.98
   5          2004        64       433.97    547.02    550.84    594.58     640.89     689.85
   10         2009        69       324.93    547.02    555.64    659.90     781.19     921.91
   15         2014        74       243.29    547.02    560.49    732.38     952.20    1232.03
   20         2019        79       182.16    547.02    565.38    812.83    1160.65    1646.49

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant:
3.5%

Monthly annuity payments will vary with investment performance, but will never be less than $352.12. The monthly guaranteed payment of $352.12 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                               Gross
                                     ----------------------------------------------------------
Payment     Calendar     Attained     0.00%     5.82%     6.00%     8.00%     10.00%     12.00%
                                      -----     -----     -----     -----     ------     ------
 Year         Year         Year                                 Net
 ----         ----         ----      ----------------------------------------------------------
                                     -2.32%     3.50%     3.68%     5.68%      7.68%      9.68%
                                     ------     -----     -----     -----      -----      -----

  1           2000          60       625.63    625.63    625.63    625.63     625.63     625.63
  2           2001          61       610.25    625.63    626.10    631.39     636.67     641.96
  3           2002          62       595.73    625.63    626.58    637.27     648.16     659.26
  4           2003          63       582.03    625.63    627.05    643.27     660.12     677.60
  5           2004          64       569.10    625.63    627.53    649.41     672.56     697.04
  10          2009          69       514.58    625.63    629.94    682.06     742.71     813.07
  15          2014          74       473.76    625.63    632.36    718.31     828.22     968.13
  20          2019          79       443.19    625.63    634.81    758.53     932.44    1175.36

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION .................................................. 3

    AIG Life Insurance Company ....................................... 3

    Distributor ...................................................... 3

    Potential Conflicts .............................................. 3


ANNUITY PROVISIONS ................................................... 4

    Variable Annuity Payments ........................................ 4

    Annuity Unit Value ............................................... 4

    Net Investment Factor ............................................ 4

    Misstatement of Age or Sex ....................................... 5

    Evidence of Survival ............................................. 5


FINANCIAL STATEMENTS ................................................. 5

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 3, 2003

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for AIG Life Insurance Company ("AIG Life") Variable Account I describing the group immediate variable annuity contract. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus dated November 3, 2003, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention: Variable Products, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. Terms used in this SAI have the same meaning as are defined in the prospectus under the heading "Definitions."

                                TABLE OF CONTENTS


GENERAL INFORMATION .......................................................... 3
     AIG Life ................................................................ 3
     Distributor ............................................................. 3
     Potential Conflicts ..................................................... 3

ANNUITY PROVISIONS ........................................................... 4
     Variable Annuity Payments ............................................... 4
     Annuity Unit Value ...................................................... 4
     Net Investment Factor ................................................... 4
     Misstatement of Age or Sex .............................................. 5
     Evidence of Survival .................................................... 5

FINANCIAL STATEMENTS ......................................................... 5

                               GENERAL INFORMATION

AIG Life

A description of AIG Life and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account I.

Distributor

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life 's other separate accounts and for the separate accounts of certain AIG Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

AIG Life will not pay any commission to entities that sell the contracts. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts and qualified pension and retirement plans to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, each fund's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts or plans might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

                               ANNUITY PROVISIONS


Variable Annuity Payments

A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each annuity payment determined by our currently used annuity rate factor and the Annuity Unit values.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit value is being determined; and

     (b)  is the Assumed Investment Return for such Valuation Period.

The Assumed Investment Return adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is equal to:

          (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

     (b) is equal to:

          (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

     (c) is equal to the mortality and expense risk charge rate for the valuation period.

The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Sex

We will require proof of the age and sex of the Annuitant before making any annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                              FINANCIAL STATEMENTS

The balance sheets of AIG Life at December 31, 2002 and 2001 and the related statements of income, capital funds, comprehensive income and cash flows for each of the periods in the three years ended December 31, 2002, appearing herein, have been audited by PricewaterhouseCoopers LLP ("PWC"), independent accountants, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein. PWC is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.

The statement of net assets of the Variable Account as of December 31, 2002 and the related statement of operations for the year ended December 31, 2002 and the statements of changes in net assets for each of the periods in the two years ended December 31, 2002, appearing herein, have been audited by PWC, independent accountants, as set forth in their report appearing elsewhere herein.


Financial Statements of this                                                Page to see
                                                                            -----------
Variable Account I                                                          in this SAI
------------------                                                          -----------
Report of Independent Accountants ........................................   VA I - 1
Summary of Financial Statements ..........................................   VA I - 3
Statements of Net Assets as of December 31, 2002 .........................   VA I - 4
Statements of Operations for the year ended December 31, 2002 ............   VA I - 4
Statements of Changes in Net Assets for the year ended
     December 31, 2002 and 2001 ..........................................   VA I - 24
Notes to Financial Statements ............................................   VA I - 44



Financial Statements of                                                     Page to see
                                                                            -----------
AIG Life Insurance Company                                                  in this SAI
--------------------------                                                  -----------
Report of Independent Accountants ........................................     F - 2
Balance Sheets ...........................................................     F - 3
Statements of Income .....................................................     F - 5
Statements of Capital Funds ..............................................     F - 6
Statements of Cash Flows .................................................     F - 7
Statements of Comprehensive Income .......................................     F - 8
Notes to Financial Statements ............................................     F - 9

[PricewaterhouseCoopers LLP Letterhead]


                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000






          Report of Independent Accountants

To the Board of Directors of AIG Life Insurance Company and Contract Owners of AIG Life Insurance Company Variable Account I

In our opinion, the accompanying statements of net assets and the related statements of operations and statements of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts listed in Note A of AIG Life Insurance Company Variable Account I at December 31, 2002, the results of each of their operations and changes in net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities by correspondence with the custodian, provides a reasonable basis for our opinion.




/s/ PricewaterhouseCoopers LLP
-------------------------------


April 8, 2003

                                     VA I-1

                      (This page intentionally left blank)

                                     VA I-2

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                   All Sub-accounts
                                                                   ----------------
STATEMENT OF NET ASSETS
December 31, 2002
ASSETS:
   Investment securities - at market (cost $2,574,886,053)           1,813,501,783
   Due from AIG Life Insurance Company                                      14,219

      NET ASSETS                                                    $1,813,516,002
                                                                    ==============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                      $   22,468,549

EXPENSES:
   Mortality, expense risk and administrative fees                      29,193,235
                                                                    --------------
      NET INVESTMENT INCOME (LOSS)                                      (6,724,686)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                   (246,100,520)
   Capital gain distributions from mutual funds                         18,027,625
   Net unrealized depreciation of investments                         (281,629,377)
                                                                    --------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (509,702,272)
                                                                    --------------
      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (516,426,958)
                                                                    ==============

                                                                   For the Years Ended December 31,
                                                                   --------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                       2002            2001
                                                                    --------------  --------------
OPERATIONS:
   Net investment income (loss)                                     $   (6,724,686) $  128,018,563
   Net realized loss on investments                                   (246,100,520)    (88,858,377)
   Capital gain distributions from mutual funds                         18,027,625              --
   Net unrealized depreciation of investments                         (281,629,377)   (379,063,874)
                                                                    --------------  --------------
      Increase (decrease) in net assets resulting from operations     (516,426,958)   (339,903,688)
                                                                    --------------  --------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          159,520,646     376,606,550
   Administrative charges                                               (3,319,782)     (2,819,846)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                           103,028,590     228,989,749
   Contract withdrawals                                               (270,330,903)   (316,068,928)
   Deferred sales                                                       (5,111,015)     (6,462,505)
   Death benefits                                                      (42,286,237)    (36,907,141)
   Annuity payments                                                       (776,010)       (975,150)
                                                                    --------------  --------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  (59,274,711)    242,362,729
                                                                    --------------  --------------
   TOTAL INCREASE (DECREASE) IN ASSETS                              $ (575,701,669) $  (97,540,959)

NET ASSETS:
   Beginning of period                                               2,389,217,671   2,486,758,630
                                                                    --------------  --------------
   End of period                                                    $1,813,516,002  $2,389,217,671
                                                                    ==============  ==============

See accompanying notes.

                                     VA I-3

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                            Sub-accounts
                                                                   --------------------------------------------------------------
                                                                       AIM                          Alliance         Alliance
                                                                     Capital          AIM           Americas         Bernstein
                                                                   Appreciation  International     Government      International
                                                                       Fund       Growth Fund   Income Portfolio  Value Portfolio
                                                                   ------------  -------------  ----------------  ---------------
STATEMENTS OF NET ASSETS
December 31, 2002
ASSETS:
   Investment securities - at market                                $1,409,270     $1,182,435      $66,021,942      $13,504,634
   Due from (to) AIG Life Insurance Company                                188           (292)          (1,410)             242
                                                                    ----------     ----------      -----------      -----------

      NET ASSETS                                                    $1,409,458     $1,182,143      $66,020,532      $13,504,876
                                                                    ==========     ==========      ===========      ===========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                      $       --     $    7,778      $ 2,828,070      $    11,894

EXPENSES:
   Mortality, expense risk and administrative fees                      25,346         23,487          754,627          130,296
                                                                    ----------     ----------      -----------      -----------
      NET INVESTMENT INCOME (LOSS)                                     (25,346)       (15,709)       2,073,443         (118,402)
                                                                    ----------     ----------      -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                            (288,314)      (562,430)        (101,703)        (391,002)
   Capital gain distributions from mutual funds                             --             --          264,888               --
   Net unrealized appreciation (depreciation) of investments          (238,150)        77,490        2,612,238         (505,383)
                                                                    ----------     ----------      -----------      -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (526,464)      (484,940)       2,775,423         (896,385)
                                                                    ----------     ----------      -----------      -----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (551,810)    $ (500,649)     $ 4,848,866      $(1,014,787)
                                                                    ==========     ==========      ===========      ===========

See accompanying notes.

                                     VA I-4

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   -----------------------------------------------------------------
                                                                     Alliance       Alliance
                                                                    Bernstein      Bernstein        Alliance
                                                                    Real Estate    Small Cap        Bernstein           Alliance
                                                                    Investment       Value       Utility Income       Bernstein
                                                                    Portfolio      Portfolio        Portfolio      Value Portfolio B
                                                                   ------------  -------------  ----------------  ------------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                $30,607,090   $37,405,809     $ 36,591,050       $49,443,150
   Due from (to) AIG Life Insurance Company                                 675        (1,635)           1,620            (1,244)
                                                                    -----------   -----------     ------------       -----------

      NET ASSETS                                                    $30,607,765   $37,404,174     $ 36,592,670       $49,441,906
                                                                    ===========   ===========     ============       ===========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                      $   743,351   $    99,783     $    848,101       $    81,470

EXPENSES:
   Mortality, expense risk and administrative fees                      412,261       479,679          624,749           572,531
                                                                    -----------   -----------     ------------       -----------
      NET INVESTMENT INCOME (LOSS)                                      331,090      (379,896)         223,352          (491,061)
                                                                    -----------   -----------     ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                              505,568       (20,805)      (6,460,283)         (579,103)
   Capital gain distributions from mutual funds                              --         3,326               --                --
   Net unrealized appreciation (depreciation) of investments         (1,166,169)   (4,425,379)      (7,094,085)       (5,985,471)
                                                                    -----------   -----------     ------------       -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (660,601)   (4,442,858)     (13,554,368)       (6,564,574)
                                                                    -----------   -----------     ------------       -----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $  (329,511)  $(4,822,754)    $(13,331,016)      $(7,055,635)
                                                                    ===========   ===========     ============       ===========

See accompanying notes.

                                     VA I-5

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   ------------------------------------------------------
                                                                     Alliance                   Alliance
                                                                   Conservative   Alliance    Global Dollar    Alliance
                                                                    Investors    Global Bond    Government      Growth
                                                                    Portfolio     Portfolio     Portfolio     Portfolio
                                                                   ------------  -----------  -------------  ------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                    $--      $17,225,524   $20,040,591   $136,498,281
   Due from (to) AIG Life Insurance Company                              --          (16,236)       13,533          5,083
                                                                        ---      -----------   -----------   ------------

      NET ASSETS                                                        $--      $17,209,288   $20,054,124   $136,503,364
                                                                        ===      ===========   ===========   ============

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                          $--      $   112,262   $   970,127   $         --

EXPENSES:
   Mortality, expense risk and administrative fees                       --          171,790       197,677      2,521,631
                                                                        ---      -----------   -----------   ------------
      NET INVESTMENT INCOME (LOSS)                                       --          (59,528)      772,450     (2,521,631)
                                                                        ---      -----------   -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                               --          119,064        76,685    (46,919,987)
   Capital gain distributions from mutual funds                          --               --            --             --
   Net unrealized appreciation (depreciation) of investments             --        1,652,941     1,254,788    (16,346,350)
                                                                        ---      -----------   -----------   ------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             --        1,772,005     1,331,473    (63,266,337)
                                                                        ---      -----------   -----------   ------------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $--      $ 1,712,477   $ 2,103,923   $(65,787,968)
                                                                        ===      ===========   ===========   ============

See accompanying notes.

                                     VA I-6

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   ----------------------------------------------------
                                                                     Alliance     Alliance
                                                                     Growth &      Growth      Alliance     Alliance
                                                                      Income      Investors   High Yield  International
                                                                     Portfolio    Portfolio   Portfolio     Portfolio
                                                                   -------------  ---------  -----------  -------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                               $ 405,431,175     $--     $32,187,573   $37,230,579
   Due from (to) AIG Life Insurance Company                               35,714      --             244           738
                                                                   -------------     ---     -----------   -----------

      NET ASSETS                                                   $ 405,466,889     $--     $32,187,817   $37,231,317
                                                                   =============     ===     ===========   ===========
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                     $   3,094,208     $--     $ 1,985,513   $    21,306

EXPENSES:
   Mortality, expense risk and administrative fees                     7,037,061      --         435,760       623,654
                                                                   -------------     ---     -----------   -----------
      NET INVESTMENT INCOME (LOSS)                                    (3,942,853)     --       1,549,753      (602,348)
                                                                   -------------     ---     -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                           (29,241,768)     --      (1,394,011)   (9,336,521)
   Capital gain distributions from mutual funds                       16,859,551      --              --            --
   Net unrealized appreciation (depreciation) of investments        (123,199,326)     --      (1,591,081)    2,739,082
                                                                   -------------     ---     -----------   -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS        (135,581,543)     --      (2,985,092)   (6,597,439)
                                                                   -------------     ---     -----------   -----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $(139,524,396)    $--     $(1,435,339)  $(7,199,787)
                                                                   =============     ===     ===========   ===========

See accompanying notes.

                                     VA I-7

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   --------------------------------------------------------
                                                                                                                 Alliance
                                                                     Alliance       Alliance       Alliance     Short-Term
                                                                   Money Market  Premier Growth     Quasar     Multi-Market
                                                                    Portfolio       Portfolio      Portfolio    Portfolio
                                                                   ------------  --------------  ------------  ------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                               $112,541,072  $ 266,973,549   $ 35,681,685      $--
   Due from (to) AIG Life Insurance Company                              (2,638)           972           (779)      --
                                                                   ------------  -------------   ------------      ---

      NET ASSETS                                                   $112,538,434  $ 266,974,521   $ 35,680,906      $--
                                                                   ============  =============   ============      ===

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                     $  1,201,300  $          --   $         --      $--

EXPENSES:
   Mortality, expense risk and administrative fees                    1,680,235      4,928,657        640,061       --
                                                                   ------------  -------------   ------------      ---
      NET INVESTMENT INCOME (LOSS)                                     (478,935)    (4,928,657)      (640,061)      --
                                                                   ------------  -------------   ------------      ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                   --    (63,228,419)    (4,780,783)      --
   Capital gain distributions from mutual funds                              --             --             --       --
   Net unrealized appreciation (depreciation) of investments                 --    (74,179,470)   (13,565,680)      --
                                                                   ------------  -------------   ------------      ---
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 --   (137,407,889)   (18,346,463)      --
                                                                   ------------  -------------   ------------      ---

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (478,935) $(142,336,546)  $(18,986,524)     $--
                                                                   ============  =============   ============      ===

See accompanying notes.

                                     VA I-8

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   -----------------------------------------------------------
                                                                                                   Alliance
                                                                                                     U.S.           Alliance
                                                                     Alliance      Alliance     Government/High    Worldwide
                                                                    Technology   Total Return  Grade Securities  Privatization
                                                                     Portfolio     Portfolio       Portfolio       Portfolio
                                                                   ------------  ------------  ----------------  -------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                               $ 96,959,793  $152,395,323    $148,261,585     $23,454,862
   Due from (to) AIG Life Insurance Company                              (2,192)        1,342         (24,415)            286
                                                                   ------------  ------------    ------------     -----------

      NET ASSETS                                                   $ 96,957,601  $152,396,665    $148,237,170     $23,455,148
                                                                   ============  ============    ============     ===========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                     $         --  $  4,214,756    $  3,393,663     $   510,766

EXPENSES:
   Mortality, expense risk and administrative fees                    2,032,411     2,200,643       1,745,182         398,550
                                                                   ------------  ------------    ------------     -----------
      NET INVESTMENT INCOME (LOSS)                                   (2,032,411)    2,014,113       1,648,481         112,216
                                                                   ------------  ------------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                          (65,265,728)   (3,293,138)      1,186,769      (6,037,178)
   Capital gain distributions from mutual funds                              --       741,754              --              --
   Net unrealized appreciation (depreciation) of investments        (18,700,482)  (20,237,198)      5,256,253       4,398,110
                                                                   ------------  ------------    ------------     -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS        (83,966,210)  (22,788,582)      6,443,022      (1,639,068)
                                                                   ------------  ------------    ------------     -----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $(85,998,621) $(20,774,469)   $  8,091,503     $(1,526,852)
                                                                   ============  ============    ============     ===========

See accompanying notes.

                                     VA I-9

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   -----------------------------------------------------------
                                                                    Brinson      Brinson                           Brinson
                                                                    Balanced  Global Income       Brinson      Growth & Income
                                                                   Portfolio    Portfolio    Growth Portfolio     Portfolio
                                                                   ---------  -------------  ----------------  ---------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                  $--          $--             $--               $--
   Due from (to) AIG Life Insurance Company                            --           --              --                --
                                                                      ---          ---             ---               ---

      NET ASSETS                                                      $--          $--             $--               $--
                                                                      ===          ===             ===               ===

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                        $--          $--             $--               $--

EXPENSES:
   Mortality, expense risk and administrative fees                     --           --              --                --
                                                                      ---          ---             ---               ---
      NET INVESTMENT INCOME (LOSS)                                     --           --              --                --
                                                                      ---          ---             ---               ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                             --           --              --                --
   Capital gain distributions from mutual funds                        --           --              --                --
   Net unrealized appreciation (depreciation) of investments           --           --              --                --
                                                                      ---          ---             ---               ---
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           --           --              --                --
                                                                      ---          ---             ---               ---

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $--          $--             $--               $--
                                                                      ===          ===             ===               ===

See accompanying notes.

                                    VA I-10

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   -----------------------------------------------------
                                                                                                               Brinson
                                                                     Brinson     Brinson        Brinson        Tactical
                                                                   High Income  Small Cap  Strategic Income   Allocation
                                                                    Portfolio   Portfolio      Portfolio      Portfolio
                                                                   -----------  ---------  ----------------  -----------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                   $--         $--           $--         $19,456,875
   Due from (to) AIG Life Insurance Company                             --          --            --               2,657
                                                                       ---         ---           ---         -----------

      NET ASSETS                                                       $--         $--           $--         $19,459,532
                                                                       ===         ===           ===         ===========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                         $--         $--           $--         $   207,876

EXPENSES:
   Mortality, expense risk and administrative fees                      --          --            --             340,119
                                                                       ---         ---           ---         -----------
      NET INVESTMENT INCOME (LOSS)                                      --          --            --            (132,243)
                                                                       ---         ---           ---         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                              --          --            --          (2,564,686)
   Capital gain distributions from mutual funds                         --          --            --                  --
   Net unrealized appreciation (depreciation) of investments            --          --            --          (4,019,691)
                                                                       ---         ---           ---         -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            --          --            --          (6,584,377)
                                                                       ---         ---           ---         -----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $--         $--           $--         $(6,716,620)
                                                                       ===         ===           ===         ===========

See accompanying notes.

                                    VA I-11

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   -------------------------------------------------------------
                                                                                                                      Delaware
                                                                     Delaware       Delaware         Delaware        VIP Growth
                                                                   VIP Balanced    VIP Capital      VIP Cash       Opportunities
                                                                      Series     Reserves Series  Reserves Series      Series
                                                                   ------------  ---------------  ---------------  -------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                $1,310,836       $332,804        $1,281,407      $ 854,249
   Due from (to) AIG Life Insurance Company                             (1,402)          (100)             (309)        (3,916)
                                                                    ----------       --------        ----------      ---------

      NET ASSETS                                                    $1,309,434       $332,704        $1,281,098      $ 850,333
                                                                    ==========       ========        ==========      =========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                      $   54,239       $ 23,946        $   12,367      $ 142,494

EXPENSES:
   Mortality, expense risk and administrative fees                      21,497          6,795            12,369         13,900
                                                                    ----------       --------        ----------      ---------
      NET INVESTMENT INCOME (LOSS)                                      32,742         17,151                (2)       128,594
                                                                    ----------       --------        ----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                            (186,943)         1,679                --       (222,639)
   Capital gain distributions from mutual funds                             --             --                --             --
   Net unrealized appreciation (depreciation) of investments          (172,367)         8,121                --       (247,759)
                                                                    ----------       --------        ----------      ---------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (359,310)         9,800                --       (470,398)
                                                                    ----------       --------        ----------      ---------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (326,568)      $ 26,951        $       (2)     $(341,804)
                                                                    ==========       ========        ==========      =========

See accompanying notes.

                                    VA I-12

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                            Sub-accounts
                                                                   -----------------------------------------------------------
                                                                      Delaware       Delaware         Dreyfus        Dreyfus
                                                                   VIP High Yield  VIP Large Cap   Small Company   Stock Index
                                                                       Series      Value Series   Stock Portfolio   Portfolio
                                                                   --------------  -------------  ---------------  -----------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                  $566,539      $ 4,502,421      $1,459,450    $ 9,016,561
   Due from (to) AIG Life Insurance Company                               (336)            (955)           (314)           491
                                                                      --------      -----------      ----------    -----------

      NET ASSETS                                                      $566,203      $ 4,501,466      $1,459,136    $ 9,017,052
                                                                      ========      ===========      ==========    ===========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                        $ 62,553      $    97,034      $    4,028    $   152,655

EXPENSES:
   Mortality, expense risk and administrative fees                       7,185           73,246          24,712        164,149
                                                                      --------      -----------      ----------    -----------
      NET INVESTMENT INCOME (LOSS)                                      55,368           23,788         (20,684)       (11,494)
                                                                      --------      -----------      ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                             (47,990)        (337,547)        (20,208)      (921,046)
   Capital gain distributions from mutual funds                             --               --              --             --
   Net unrealized appreciation (depreciation) of investments            (4,488)        (953,958)       (384,326)    (2,337,560)
                                                                      --------      -----------      ----------    -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (52,478)      (1,291,505)       (404,534)    (3,258,606)
                                                                      --------      -----------      ----------    -----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $  2,890      $(1,267,717)     $ (425,218)   $(3,270,100)
                                                                      ========      ===========      ==========    ===========

See accompanying notes.

                                    VA I-13

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   --------------------------------------------------------
                                                                      Fidelity     Fidelity                      Fidelity
                                                                   Asset Manager  Contrafund      Fidelity      High Income
                                                                     Portfolio    Portfolio   Growth Portfolio   Portfolio
                                                                   -------------  ----------  ----------------  -----------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                $ 8,435,704   $3,449,756     $ 6,851,890    $1,752,454
   Due from (to) AIG Life Insurance Company                                 341          670             531            --
                                                                    -----------   ----------     -----------    ----------

      NET ASSETS                                                    $ 8,436,045   $3,450,426     $ 6,852,421    $1,752,454
                                                                    ===========   ==========     ===========    ==========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                      $   458,361   $   36,133     $    27,024    $  244,300

EXPENSES:
   Mortality, expense risk and administrative fees                      148,869       56,599         143,693        31,705
                                                                    -----------   ----------     -----------    ----------
      NET INVESTMENT INCOME (LOSS)                                      309,492      (20,466)       (116,669)      212,595
                                                                    -----------   ----------     -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                           (1,120,867)    (323,140)     (3,078,628)     (297,972)
   Capital gain distributions from mutual funds                              --           --              --            --
   Net unrealized appreciation (depreciation) of investments           (546,663)     (99,032)     (1,058,232)       54,713
                                                                    -----------   ----------     -----------    ----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS         (1,667,530)    (422,172)     (4,136,860)     (243,259)
                                                                    -----------   ----------     -----------    ----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(1,358,038)  $ (442,638)    $(4,253,529)   $  (30,664)
                                                                    ===========   ==========     ===========    ==========

See accompanying notes.

                                    VA I-14

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   ------------------------------------------------------------
                                                                       Fidelity        Fidelity    Fidelity      Mercury HW
                                                                   Investment Grade  Money Market  Overseas   International VIP
                                                                    Bond Portfolio    Portfolio    Portfolio      Portfolio
                                                                   ----------------  ------------  ---------  -----------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                  $6,836,437      $9,060,754   $ 493,984     $1,406,914
   Due from (to) AIG Life Insurance Company                                1,229              93          --         (1,304)
                                                                      ----------      ----------   ---------     ----------

      NET ASSETS                                                      $6,837,666      $9,060,847   $ 493,984     $1,405,610
                                                                      ==========      ==========   =========     ==========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                        $  271,772      $  178,268   $   4,768     $   61,994

EXPENSES:
   Mortality, expense risk and administrative fees                        84,283         147,991       8,319         23,328
                                                                      ----------      ----------   ---------     ----------
      NET INVESTMENT INCOME (LOSS)                                       187,489          30,277      (3,551)        38,666
                                                                      ----------      ----------   ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                70,580              --     (51,283)       (63,499)
   Capital gain distributions from mutual funds                               --              --          --             --
   Net unrealized appreciation (depreciation) of investments             233,943              --     (81,210)      (193,221)
                                                                      ----------      ----------   ---------     ----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             304,523              --    (132,493)      (256,720)
                                                                      ----------      ----------   ---------     ----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $  492,012      $   30,277   $(136,044)    $ (218,054)
                                                                      ==========      ==========   =========     ==========

See accompanying notes.

                                    VA I-15

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   -------------------------------------------------------------
                                                                                     Merrill Lynch
                                                                      Mercury HW        American    Merrill Lynch  Merrill Lynch
                                                                   Low Duration VIP  Balanced V.I.   Basic Value   Capital Focus
                                                                       Portfolio         Fund         V.I. Fund        Fund
                                                                   ----------------  -------------  -------------  -------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                      $--           $ 9,788      $ 6,515,867        $--
   Due from (to) AIG Life Insurance Company                                --               (86)             (13)        --
                                                                          ---           -------      -----------        ---

      NET ASSETS                                                          $--           $ 9,702      $ 6,515,854        $--
                                                                          ===           =======      ===========        ===

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                            $--           $   300      $   105,032        $--

EXPENSES:
   Mortality, expense risk and administrative fees                         --               146          108,510         --
                                                                          ---           -------      -----------        ---
      NET INVESTMENT INCOME (LOSS)                                         --               154           (3,478)        --
                                                                          ---           -------      -----------        ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                 --                (3)        (194,261)        --
   Capital gain distributions from mutual funds                            --                --           53,075         --
   Net unrealized appreciation (depreciation) of investments               --            (1,847)      (1,492,472)        --
                                                                          ---           -------      -----------        ---
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               --            (1,850)      (1,633,658)        --
                                                                          ---           -------      -----------        ---

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $--           $(1,696)     $(1,637,136)       $--
                                                                          ===           =======      ===========        ===

See accompanying notes.

                                    VA I-16

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   -------------------------------------------------------------
                                                                                    Merrill Lynch   Merrill Lynch     Merrill
                                                                   Merrill Lynch      Developing    Domestic Money  Lynch Global
                                                                   Core Bond V.I.  Capital Markets    Market V.I.   Allocation
                                                                       Fund           V.I. Fund           Fund       V.I. Fund
                                                                   --------------  ---------------  --------------  ------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                 $595,155          $128,625       $1,293,298     $ 502,199
   Due from (to) AIG Life Insurance Company                              (418)             (486)            (436)       (1,278)
                                                                     --------          --------       ----------     ---------

      NET ASSETS                                                     $594,737          $128,139       $1,292,862     $ 500,921
                                                                     ========          ========       ==========     =========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                       $ 28,176          $    569       $   21,577     $  18,270

EXPENSES:
   Mortality, expense risk and administrative fees                      8,368             2,059           20,677         9,464
                                                                     --------          --------       ----------     ---------
      NET INVESTMENT INCOME (LOSS)                                     19,808            (1,490)             900         8,806
                                                                     --------          --------       ----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                               (863)           (1,313)              --      (163,456)
   Capital gain distributions from mutual funds                            --                --               --            --
   Net unrealized appreciation (depreciation) of investments           27,006           (13,993)              --       107,602
                                                                     --------          --------       ----------     ---------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           26,143           (15,306)              --       (55,854)
                                                                     --------          --------       ----------     ---------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $ 45,951          $(16,796)      $      900     $ (47,048)
                                                                     ========          ========       ==========     =========

See accompanying notes.

                                    VA I-17

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   --------------------------------------------------------------
                                                                                                    Merrill Lynch
                                                                   Merrill Lynch   Merrill Lynch    International  Merrill Lynch
                                                                   Global Growth    High Current    Equity Focus   Large Cap Core
                                                                     V.I. Fund    Income V.I. Fund      Fund         V.I. Fund
                                                                   -------------  ----------------  -------------  --------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                 $ 585,938        $579,968           $--         $1,272,123
   Due from (to) AIG Life Insurance Company                                 --            (941)           --                 89
                                                                     ---------        --------           ---         ----------

      NET ASSETS                                                     $ 585,938        $579,027           $--         $1,272,212
                                                                     =========        ========           ===         ==========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                       $     791        $ 61,042           $--         $   11,470

EXPENSES:
   Mortality, expense risk and administrative fees                       9,733           8,273            --             20,087
                                                                     ---------        --------           ---         ----------
      NET INVESTMENT INCOME (LOSS)                                      (8,942)         52,769            --             (8,617)
                                                                     ---------        --------           ---         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                             (44,952)        (30,353)           --            (92,307)
   Capital gain distributions from mutual funds                             --              --            --                 --
   Net unrealized appreciation (depreciation) of investments          (190,824)        (40,084)           --           (185,862)
                                                                     ---------        --------           ---         ----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (235,776)        (70,437)           --           (278,169)
                                                                     ---------        --------           ---         ----------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(244,718)       $(17,668)          $--         $ (286,786)
                                                                     =========        ========           ===         ==========

See accompanying notes.

                                    VA I-18

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                         Sub-accounts
                                                              ------------------------------------------------------------------
                                                                                  Merrill Lynch                    Merrill Lynch
                                                                Merrill Lynch        Natural       Merrill Lynch   Utilities and
                                                                  Large Cap      Resources Focus  Small Cap Value  Telecom V.I.
                                                              Growth V.I. Funds       Fund           V.I. Fund         Fund
                                                              -----------------  ---------------  ---------------  -------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                              $ 633,707          $    --        $1,935,678       $ 433,280
   Due from (to) AIG Life Insurance Company                            (566)              --               (24)           (650)
                                                                  ---------          -------        ----------       ---------

      NET ASSETS                                                  $ 633,141          $    --        $1,935,654       $432,630
                                                                  =========          =======        ==========       =========

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                    $      --          $    --        $   28,868       $  22,265

EXPENSES:
   Mortality, expense risk and administrative fees                    9,303              186            31,694           9,272
                                                                  ---------          -------        ----------       ---------
      NET INVESTMENT INCOME (LOSS)                                   (9,303)            (186)           (2,826)         12,993
                                                                  ---------          -------        ----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                          (11,278)          13,268           (34,151)       (314,011)
   Capital gain distributions from mutual funds                          --               --            87,986          16,825
   Net unrealized appreciation (depreciation) of investments       (161,141)          (7,853)         (726,319)        107,427
                                                                  ---------          -------        ----------       ---------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       (172,419)           5,415          (672,484)       (189,759)
                                                                  ---------          -------        ----------       ---------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
         OPERATIONS                                               $(181,722)         $ 5,229        $ (675,310)      $(176,766)
                                                                  =========          =======        ==========       =========

See accompanying notes.

                                    VA I-19

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   ----------------------------------------------------------
                                                                   UIF Core Plus
                                                                    Fixed Income     UIF Equity     UIF Technology  UIF Value
                                                                     Portfolio    Growth Portfolio    Portfolio     Portfolio
                                                                   -------------  ----------------  --------------  ---------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                  $41,311         $ 30,874         $ 11,092      $2,452
   Due from (to) AIG Life Insurance Company                             1,666              923             (509)      1,385
                                                                      -------         --------         --------      ------

      NET ASSETS                                                      $42,977         $ 31,797         $ 10,583      $3,837
                                                                      =======         ========         ========      ======

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                        $ 1,658         $     62         $     --      $   27

EXPENSES:
   Mortality, expense risk and administrative fees                        336              139               63           9
                                                                      -------         --------         --------      ------
      NET INVESTMENT INCOME (LOSS)                                      1,322              (77)             (63)         18
                                                                      -------         --------         --------      ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                (67)            (328)              (2)         (3)
   Capital gain distributions from mutual funds                           220               --               --          --
   Net unrealized appreciation (depreciation) of investments            1,141          (12,155)         (10,721)       (723)
                                                                      -------         --------         --------      ------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            1,294          (12,483)         (10,723)       (726)
                                                                      -------         --------         --------      ------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 2,616         $(12,560)        $(10,786)     $ (708)
                                                                      =======         ========         ========      ======

See accompanying notes.

                                    VA I-20

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                          Sub-accounts
                                                                   ---------------------------------------------------------
                                                                     Van Eck                                      Vanguard
                                                                    Worldwide       Van Eck                     LifeStrategy
                                                                     Emerging   Worldwide Hard     Vanguard     Conservative
                                                                   Market Fund    Assets Fund   500 Index Fund   Growth Fund
                                                                   -----------  --------------  --------------  ------------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                 $542,584      $192,458        $ 7,670         $20,824
   Due from (to) AIG Life Insurance Company                                 4            28           (841)         11,269
                                                                     --------      --------        -------         -------

      NET ASSETS                                                     $542,588      $192,486        $ 6,829         $32,093
                                                                     ========      ========        =======         =======

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                       $    841      $  1,734        $   100         $   633

EXPENSES:
   Mortality, expense risk and administrative fees                      6,851         2,790             17              48
                                                                     --------      --------        -------         -------
      NET INVESTMENT INCOME (LOSS)                                     (6,010)       (1,056)            83             585
                                                                     --------      --------        -------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                            (45,347)       (3,684)            --            (115)
   Capital gain distributions from mutual funds                            --            --             --              --
   Net unrealized appreciation (depreciation) of investments           27,915        (3,312)        (1,780)         (1,459)
                                                                     --------      --------        -------         -------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (17,432)       (6,996)        (1,780)         (1,574)
                                                                     --------      --------        -------         -------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(23,442)     $ (8,052)       $(1,697)        $  (989)
                                                                     ========      ========        =======         =======

See accompanying notes.

                                    VA I-21

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   ------------------------------------------------------
                                                                     Vanguard      Vanguard                     Vanguard
                                                                   LifeStrategy  LifeStrategy     Vanguard    Prime Money
                                                                    Growth Fund   Income Fund  Primecap Fund  Market Fund
                                                                   ------------  ------------  -------------  -----------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                 $ 8,080       $23,966        $2,504        $6,158
   Due from (to) AIG Life Insurance Company                            3,436        (3,678)         (274)         (437)
                                                                     -------       -------        ------        ------

      NET ASSETS                                                     $11,516       $20,288        $2,230        $5,721
                                                                     =======       =======        ======        ======

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                       $   177       $   592        $   27        $   55

EXPENSES:
   Mortality, expense risk and administrative fees                        18            88             8            28
                                                                     -------       -------        ------        ------
      NET INVESTMENT INCOME (LOSS)                                       159           504            19            27
                                                                     -------       -------        ------        ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                --           (18)           --            --
   Capital gain distributions from mutual funds                           --            --            --            --
   Net unrealized appreciation (depreciation) of investments          (1,309)         (500)         (639)           --
                                                                     -------       -------        ------        ------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (1,309)         (518)         (639)           --
                                                                     -------       -------        ------        ------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(1,150)      $   (14)       $ (620)       $   27
                                                                     =======       =======        ======        ======

See accompanying notes.

                                    VA I-22

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                   Sub-accounts
                                                                   -------------------------------------------
                                                                                                      Vanguard
                                                                       Vanguard          Vanguard      Windsor
                                                                   U.S. Growth Fund  Wellington Fund    Fund
                                                                   ----------------  ---------------  --------
STATEMENTS OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                    $ 4,922           $2,781       $2,474
   Due from (to) AIG Life Insurance Company                                (692)            (208)        (216)
                                                                        -------           ------       ------

      NET ASSETS                                                        $ 4,230           $2,573       $2,258
                                                                        =======           ======       ======

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                          $    17           $   71       $   35

EXPENSES:
   Mortality, expense risk and administrative fees                            4               11            6
                                                                        -------           ------       ------
      NET INVESTMENT INCOME (LOSS)                                           13               60           29
                                                                        -------           ------       ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                   --               --           --
   Capital gain distributions from mutual funds                              --               --           --
   Net unrealized appreciation (depreciation) of investments             (1,436)            (348)        (639)
                                                                        -------           ------       ------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,436)            (348)        (639)
                                                                        -------           ------       ------

      INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(1,423)          $ (288)      $ (610)
                                                                        =======           ======       ======

See accompanying notes.

                                    VA I-23

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   ----------------------------------------------------------------
                                                                        AIM                         Alliance
                                                                      Capital         AIM           Americas      AllianceBernstein
                                                                   Appreciation  International     Government       International
                                                                       Fund       Growth Fund   Income Portfolio   Value Portfolio
                                                                   ------------  -------------  ----------------  -----------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                     $  (25,346)   $   (15,709)     $ 2,073,443       $  (118,402)
   Net realized gain (loss) on investments                            (288,314)      (562,430)        (101,703)         (391,002)
   Capital gain distributions from mutual funds                             --             --          264,888                --
   Net unrealized appreciation (depreciation) of investments          (238,150)        77,490        2,612,238          (505,383)
                                                                    ----------    -----------      -----------       -----------
      Increase (decrease) in net assets resulting from operations     (551,810)      (500,649)       4,848,866        (1,014,787)
                                                                    ----------    -----------      -----------       -----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           20,038         10,341        5,292,632         2,710,533
   Administrative charges                                               (1,479)          (779)         (98,322)          (22,518)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                          (173,629)      (975,737)      20,192,238         8,488,182
   Contract withdrawals                                               (168,544)      (107,338)      (8,663,610)         (404,503)
   Deferred sales                                                       (4,450)        (3,305)        (144,048)           (7,989)
   Death benefits                                                       (9,107)        (1,219)        (739,704)          (82,058)
   Annuity payments                                                     (1,126)            --          (13,930)               --
                                                                    ----------    -----------      -----------       -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                 (338,297)    (1,078,037)      15,825,256        10,681,647
                                                                    ----------    -----------      -----------       -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (890,107)    (1,578,686)      20,674,122         9,666,860

NET ASSETS:
   Beginning of period                                               2,299,565      2,760,829       45,346,410         3,838,016
                                                                    ----------    -----------      -----------       -----------
   End of period                                                    $1,409,458    $ 1,182,143      $66,020,532       $13,504,876
                                                                    ==========    ===========      ===========       ===========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                     $  147,760    $    48,777      $ 1,984,692       $   (13,792)
   Net realized gain (loss) on investments                            (197,933)    (1,819,005)        (195,417)         (133,561)
   Capital gain distributions from mutual funds                             --             --               --                --
   Net unrealized appreciation (depreciation) of investments          (774,366)       726,194       (1,368,988)          234,558
                                                                    ----------    -----------      -----------       -----------
      Increase (decrease) in net assets resulting from operations     (824,539)    (1,044,034)         420,287            87,205
                                                                    ----------    -----------      -----------       -----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                     45,210         51,228        9,836,597         1,908,368
   Administrative charges                                               (1,522)          (756)         (49,028)           (2,397)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                            (9,279)    (1,027,868)      17,574,692         1,870,334
   Contract Withdrawals                                               (122,972)      (154,441)      (7,166,922)          (18,674)
   Deferred Sales                                                       (2,727)        (5,202)        (100,896)             (334)
   Death Benefits                                                       (6,147)        (5,677)        (575,361)           (6,486)
   Annuity Payments                                                     (1,476)            --          (13,991)               --
                                                                    ----------    -----------      -----------       -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  (98,913)    (1,142,716)      19,505,091         3,750,811
                                                                    ----------    -----------      -----------       -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (923,452)    (2,186,750)      19,925,378         3,838,016

NET ASSETS:
   Beginning of period                                               3,223,017      4,947,579       25,421,032                --
                                                                    ----------    -----------      -----------       -----------
   End of period                                                    $2,299,565    $ 2,760,829      $45,346,410       $ 3,838,016
                                                                    ==========    ===========      ===========       ===========

See accompanying notes.

                                    VA I-24

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   ---------------------------------------------------------------
                                                                    Alliance
                                                                    Bernstein      Alliance         Alliance
                                                                   Real Estate     Bernstein       Bernstein         Alliance
                                                                    Investment  Small Cap Value  Utility Income      Bernstein
                                                                    Portfolio      Portfolio        Portfolio    Value Portfolio B
                                                                   -----------  ---------------  --------------  -----------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $   331,090    $  (379,896)    $    223,352     $   (491,061)
   Net realized gain (loss) on investments                             505,568        (20,805)      (6,460,283)        (579,103)
   Capital gain distributions from mutual funds                             --          3,326               --               --
   Net unrealized appreciation (depreciation) of investments        (1,166,169)    (4,425,379)      (7,094,085)      (5,985,471)
                                                                   -----------    -----------     ------------     ------------
      Increase (decrease) in net assets resulting from operations     (329,511)    (4,822,754)     (13,331,016)      (7,055,635)
                                                                   -----------    -----------     ------------     ------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        3,006,593      9,243,816        2,673,335       11,871,876
   Administrative charges                                              (52,455)       (79,656)         (78,784)        (102,054)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                         9,729,237     18,562,781       (3,739,181)      23,614,903
   Contract withdrawals                                             (3,901,099)    (2,359,894)      (4,058,989)      (2,499,205)
   Deferred sales                                                      (94,451)       (78,422)         (72,905)         (73,635)
   Death benefits                                                     (370,822)      (474,205)      (1,193,040)        (677,662)
   Annuity payments                                                    (15,569)        (2,069)              --               --
                                                                   -----------    -----------     ------------     ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                8,301,434     24,812,351       (6,469,564)      32,134,223
                                                                   -----------    -----------     ------------     ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                           7,971,923     19,989,597      (19,800,580)      25,078,588

NET ASSETS:
   Beginning of period                                              22,635,842     17,414,577       56,393,250       24,363,318
                                                                   -----------    -----------     ------------     ------------
   End of period                                                   $30,607,765    $37,404,174     $ 36,592,670     $ 49,441,906
                                                                   ===========    ===========     ============     ============

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $   338,432    $   (65,990)    $  1,672,961     $    (90,984)
   Net realized gain (loss) on investments                             107,434         20,906        1,473,618          (25,531)
   Capital gain distributions from mutual funds                             --             --               --               --
   Net unrealized appreciation (depreciation) of investments         1,239,036      1,150,763      (18,486,288)         712,290
                                                                   -----------    -----------     ------------     ------------
      Increase (decrease) in net assets resulting from operations    1,684,902      1,105,679      (15,339,709)         595,775
                                                                   -----------    -----------     ------------     ------------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                  3,494,511      8,505,190       13,290,273       11,621,406
   Administrative charges                                              (23,398)       (10,841)         (69,833)         (15,583)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                         4,253,410      8,023,015       12,233,023       12,415,884
   Contract Withdrawals                                             (2,578,083)      (141,362)      (5,662,376)        (210,037)
   Deferred Sales                                                      (58,569)        (2,081)        (104,367)          (2,071)
   Death Benefits                                                     (199,451)       (65,023)        (755,100)         (42,056)
   Annuity Payments                                                    (11,420)            --           (1,593)              --
                                                                   -----------    -----------     ------------     ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                4,877,000     16,308,898       18,930,027       23,767,543
                                                                   -----------    -----------     ------------     ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                           6,561,902     17,414,577        3,590,318       24,363,318

NET ASSETS:
   Beginning of period                                              16,073,940             --       52,802,932               --
                                                                   -----------    -----------     ------------     ------------
   End of period                                                   $22,635,842    $17,414,577     $ 56,393,250     $ 24,363,318
                                                                   ===========    ===========     ============     ============

See accompanying notes.

                                    VA I-25

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   -----------------------------------------------------
                                                                                               Alliance
                                                                     Alliance                   Global
                                                                   Conservative   Alliance      Dollar       Alliance
                                                                    Investors    Global Bond   Government     Growth
                                                                    Portfolio     Portfolio    Portfolio     Portfolio
                                                                   ------------  -----------  -----------  -------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $         --  $   (59,528) $   772,450  $  (2,521,631)
   Net realized gain (loss) on investments                                   --      119,064       76,685    (46,919,987)
   Capital gain distributions from mutual funds                              --           --           --             --
   Net unrealized appreciation (depreciation) of investments                 --    1,652,941    1,254,788    (16,346,350)
                                                                   ------------  -----------  -----------  -------------
      Increase (decrease) in net assets resulting from operations            --    1,712,477    2,103,923    (65,787,968)
                                                                   ------------  -----------  -----------  -------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --    1,489,128      782,203      6,964,960
   Administrative charges                                                    --      (18,172)     (19,934)      (278,040)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                                 --    7,153,624    9,917,513    (17,819,553)
   Contract withdrawals                                                      --   (2,075,143)  (1,836,234)   (20,341,078)
   Deferred sales                                                            --      (30,996)     (29,001)      (334,996)
   Death benefits                                                            --     (120,286)    (133,915)    (3,027,900)
   Annuity payments                                                          --       (5,096)      (1,570)       (59,219)
                                                                   ------------  -----------  -----------  -------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                        --    6,393,059    8,679,062    (34,895,826)
                                                                   ------------  -----------  -----------  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                   --    8,105,536   10,782,985   (100,683,794)

NET ASSETS:
      Beginning of period                                                    --    9,103,752    9,271,139    237,187,158
                                                                   ------------  -----------  -----------  -------------
      End of period                                                $         --  $17,209,288  $20,054,124  $ 136,503,364
                                                                   ============  ===========  ===========  =============

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $  3,201,167  $  (108,475) $   752,656  $  36,826,305
   Net realized gain (loss) on investments                           (4,228,498)     (13,903)    (445,311)   (12,521,407)
   Capital gain distributions from mutual funds                              --           --           --             --
   Net unrealized appreciation (depreciation) of investments            889,802      (31,455)     355,574   (106,863,755)
                                                                   ------------  -----------  -----------  -------------
      Increase (decrease) in net assets resulting from operations      (137,529)    (153,833)     662,919    (82,558,857)
                                                                   ------------  -----------  -----------  -------------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                          (1)   1,047,793      985,016     33,646,552
   Administrative charges                                                (1,103)      (7,812)      (6,567)      (308,247)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                        (17,192,276)   2,094,638    1,393,242       (238,137)
   Contract Withdrawals                                                (823,276)  (1,341,982)  (1,021,145)   (40,312,742)
   Deferred Sales                                                       (16,787)     (16,202)     (10,668)      (644,884)
   Death Benefits                                                      (233,252)     (70,180)    (200,171)    (3,581,453)
   Annuity Payments                                                        (536)      (4,131)      (1,484)       (64,951)
                                                                   ------------  -----------  -----------  -------------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (18,267,231)   1,702,124    1,138,223    (11,503,862)
                                                                   ------------  -----------  -----------  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (18,404,760)   1,548,291    1,801,142    (94,062,719)

NET ASSETS:
   Beginning of period                                               18,404,760    7,555,461    7,469,997    331,249,877
                                                                   ------------  -----------  -----------  -------------
   End of period                                                   $         --  $ 9,103,752  $ 9,271,139  $ 237,187,158
                                                                   ============  ===========  ===========  =============

See accompanying notes.

                                    VA I-26

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                   -------------------------------------------------------
                                                                     Alliance       Alliance
                                                                      Growth         Growth       Alliance      Alliance
                                                                     & Income      Investors     High Yield  International
                                                                     Portfolio     Portfolio     Portfolio     Portfolio
                                                                   -------------  ------------  -----------  -------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $  (3,942,853) $         --  $ 1,549,753   $   (602,348)
   Net realized gain (loss) on investments                           (29,241,768)           --   (1,394,011)    (9,336,521)
   Capital gain distributions from mutual funds                       16,859,551            --           --             --
   Net unrealized appreciation (depreciation) of investments        (123,199,326)           --   (1,591,081)     2,739,082
                                                                   -------------  ------------  -----------   ------------
      Increase (decrease) in net assets resulting from operations   (139,524,396)           --   (1,435,339)    (7,199,787)
                                                                   -------------  ------------  -----------   ------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         29,508,676            --    3,456,351      2,072,776
   Administrative charges                                               (789,542)           --      (52,803)       (66,149)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                          (8,640,297)           --    4,854,057     (1,828,374)
   Contract withdrawals                                              (52,740,615)           --   (3,534,973)    (5,968,153)
   Deferred sales                                                       (963,178)           --      (89,531)       (59,917)
   Death benefits                                                    (10,745,120)           --     (440,504)      (721,992)
   Annuity payments                                                     (206,081)           --      (40,312)        (9,256)
                                                                   -------------  ------------  -----------   ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                (44,576,157)           --    4,152,285     (6,581,065)
                                                                   -------------  ------------  -----------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (184,100,553)           --    2,716,946    (13,780,852)

NET ASSETS:
   Beginning of period                                               589,567,442            --   29,470,871     51,012,169
                                                                   -------------  ------------  -----------   ------------
   End of period                                                   $ 405,466,889  $         --  $32,187,817   $ 37,231,317
                                                                   =============  ============  ===========   ============

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $  18,293,522  $  3,141,902  $ 1,521,573   $  2,555,359
   Net realized gain (loss) on investments                             8,041,792    (4,669,646)  (1,552,463)   (29,229,188)
   Capital gain distributions from mutual funds                               --            --           --             --
   Net unrealized appreciation (depreciation) of investments         (33,958,369)    1,273,902      257,163     11,339,037
                                                                   -------------  ------------  -----------   ------------
      Increase (decrease) in net assets resulting from operations     (7,623,055)     (253,842)     226,273    (15,334,792)
                                                                   -------------  ------------  -----------   ------------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                   89,299,918            --    5,373,844      7,590,461
   Administrative charges                                               (628,485)         (627)     (33,108)       (65,442)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                          89,159,289   (10,747,262)   7,625,419        (40,037)
   Contract Withdrawals                                              (59,986,145)     (719,827)  (3,228,873)    (6,941,197)
   Deferred Sales                                                     (1,061,061)       (7,025)    (111,322)      (111,669)
   Death Benefits                                                     (9,519,911)      (18,310)    (461,116)      (788,355)
                                                                                                -----------   ------------
   Annuity Payments                                                     (210,883)       (1,118)     (44,697)       (16,115)
                                                                   -------------  ------------  -----------   ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                107,052,722   (11,494,169)   9,120,147       (372,354)
                                                                   -------------  ------------  -----------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            99,429,667   (11,748,011)   9,346,420    (15,707,146)

NET ASSETS:
   Beginning of period                                               490,137,775    11,748,011   20,124,451     66,719,315
                                                                   -------------  ------------  -----------   ------------
   End of period                                                   $ 589,567,442  $         --  $29,470,871   $ 51,012,169
                                                                   =============  ============  ===========   ============

See accompanying notes.

                                    VA I-27

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                            Sub-accounts
                                                                   -----------------------------------------------------------------
                                                                      Alliance      Alliance                           Alliance
                                                                   Money Market  Premier Growth       Alliance     Short-Term Multi-
                                                                     Portfolio     Portfolio     Quasar Portfolio   Market Portfolio
                                                                   ------------  --------------  ----------------  -----------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $   (478,935) $  (4,928,657)    $   (640,061)      $        --
   Net realized gain (loss) on investments                                   --    (63,228,419)      (4,780,783)               --
   Capital gain distributions from mutual funds                              --             --               --                --
   Net unrealized appreciation (depreciation) of investments                 --    (74,179,470)     (13,565,680)               --
                                                                   ------------  -------------     ------------       -----------
      Increase (decrease) in net assets resulting from operations      (478,935)  (142,336,546)     (18,986,524)               --
                                                                   ------------  -------------     ------------       -----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        28,633,258     15,353,199        2,628,813                --
   Administrative charges                                              (156,341)      (571,290)         (73,712)               --
   Net transfers from (to) other sub-accounts
      or fixed rate option                                           19,674,586    (35,246,470)        (357,436)               --
   Contract withdrawals                                             (58,417,727)   (32,610,754)      (4,018,302)               --
   Deferred sales                                                      (790,108)      (774,222)         (84,922)               --
   Death benefits                                                    (3,382,481)    (6,655,645)      (1,111,967)               --
   Annuity payments                                                     (21,602)      (167,428)         (22,487)               --
                                                                   ------------  -------------     ------------       -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (14,460,415)   (60,672,610)      (3,040,013)               --
                                                                   ------------  -------------     ------------       -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (14,939,350)  (203,009,156)     (22,026,537)               --

NET ASSETS:
   Beginning of period                                              127,477,784    469,983,677       57,707,443                --
                                                                   ------------  -------------     ------------       -----------
   End of period                                                   $112,538,434  $ 266,974,521     $ 35,680,906       $        --
                                                                   ============  =============     ============       ===========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $  2,156,616  $  20,421,906     $  1,129,084       $   393,540
   Net realized gain (loss) on investments                                   --     21,875,889       (4,837,020)         (451,313)
   Capital gain distributions from mutual funds                              --             --               --                --
   Net unrealized appreciation (depreciation) of investments                 --   (153,527,475)      (6,274,879)           63,330
                                                                   ------------  -------------     ------------       -----------
      Increase (decrease) in net assets resulting from operations     2,156,616   (111,229,680)      (9,982,815)            5,557
                                                                   ------------  -------------     ------------       -----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                  55,936,132     57,251,175        6,240,258                --
   Administrative charges                                              (128,114)      (656,312)         (68,610)             (125)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                         25,533,796     (1,841,278)       2,100,263        (1,481,811)
   Contract Withdrawals                                             (61,654,063)   (53,233,169)      (6,732,412)          (94,686)
   Deferred Sales                                                    (1,550,835)    (1,195,641)        (156,566)           (1,552)
   Death Benefits                                                    (2,796,161)    (7,550,570)      (1,056,299)               --
   Annuity Payments                                                    (111,845)      (223,413)         (22,820)               --
                                                                   ------------  -------------     ------------       -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                15,228,910     (7,449,208)         303,814        (1,578,174)
                                                                   ------------  -------------     ------------       -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                           17,385,526   (118,678,888)      (9,679,001)       (1,572,617)

NET ASSETS:
   Beginning of period                                              110,092,258    588,662,565       67,386,444         1,572,617
                                                                   ------------  -------------     ------------       -----------
   End of period                                                   $127,477,784  $ 469,983,677     $ 57,707,443       $        --
                                                                   ============  =============     ============       ===========

See accompanying notes.

                                    VA I-28

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   ------------------------------------------------------------
                                                                                                    Alliance
                                                                                                      U.S.          Alliance
                                                                     Alliance       Alliance     Government/High    Worldwide
                                                                    Technology    Total Return  Grade Securities  Privatization
                                                                     Portfolio     Portfolio       Portfolio        Portfolio
                                                                   -------------  ------------  ----------------  -------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $  (2,032,411) $  2,014,113    $  1,648,481    $    112,216
   Net realized gain (loss) on investments                           (65,265,728)   (3,293,138)      1,186,769      (6,037,178)
   Capital gain distributions from mutual funds                               --       741,754              --              --
   Net unrealized appreciation (depreciation) of investments         (18,700,482)  (20,237,198)      5,256,253       4,398,110
                                                                   -------------  ------------    ------------    ------------
      Increase (decrease) in net assets resulting from operations    (85,998,621)  (20,774,469)      8,091,503      (1,526,852)
                                                                   -------------  ------------    ------------    ------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          4,045,179    14,494,899      14,351,750         594,573
   Administrative charges                                               (242,943)     (258,403)       (196,503)        (40,144)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                         (16,992,397)   22,581,517      49,889,171      (3,498,837)
   Contract withdrawals                                              (13,755,333)  (16,650,648)    (17,107,247)     (3,071,464)
   Deferred sales                                                       (365,892)     (285,658)       (344,493)        (47,107)
   Death benefits                                                     (2,326,850)   (3,146,700)     (3,145,792)     (1,097,523)
   Annuity payments                                                      (57,169)      (38,363)        (37,843)        (35,726)
                                                                   -------------  ------------    ------------    ------------
      Increase (decrease) in net assets resulting from
         principal transactions                                      (29,695,405)   16,696,644      43,409,043      (7,196,228)
                                                                   -------------  ------------    ------------    ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (115,694,026)   (4,077,825)     51,500,546      (8,723,080)

NET ASSETS:
   Beginning of period                                               212,651,627   156,474,490      96,736,624      32,178,228
                                                                   -------------  ------------    ------------    ------------
   End of period                                                   $  96,957,601  $152,396,665    $148,237,170    $ 23,455,148
                                                                   =============  ============    ============    ============

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $  16,654,221  $  3,556,287    $  2,026,119    $  1,775,698
   Net realized gain (loss) on investments                           (46,398,503)      810,561        (156,493)     (2,679,617)
   Capital gain distributions from mutual funds                               --            --              --              --
   Net unrealized appreciation (depreciation) of investments         (52,731,788)   (3,827,579)      2,000,342      (7,559,066)
                                                                   -------------  ------------    ------------    ------------
      Increase (decrease) in net assets resulting from operations    (82,476,070)      539,269       3,869,968      (8,462,985)
                                                                   -------------  ------------    ------------    ------------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                   23,477,634    26,850,539      15,718,995       2,653,277
   Administrative charges                                               (316,246)     (138,239)        (78,411)        (41,536)
   Net transfers from (to) other sub-accounts or fixed
      rate option                                                    (14,052,391)   67,826,726      34,740,327      (2,514,047)
   Contract Withdrawals                                              (23,381,065)  (14,374,497)     (8,466,039)     (5,914,970)
   Deferred Sales                                                       (566,200)     (223,593)       (150,425)       (102,380)
   Death Benefits                                                     (3,164,171)   (1,896,414)     (1,268,968)       (559,938)
   Annuity Payments                                                      (80,772)      (39,520)        (30,122)        (40,385)
                                                                   -------------  ------------    ------------    ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                (18,083,211)   78,005,002      40,465,357      (6,519,979)
                                                                   -------------  ------------    ------------    ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (100,559,281)   78,544,271      44,335,325     (14,982,964)

NET ASSETS:
   Beginning of period                                               313,210,908    77,930,219      52,401,299      47,161,192
                                                                   -------------  ------------    ------------    ------------
   End of period                                                   $ 212,651,627  $156,474,490    $ 96,736,624    $ 32,178,228
                                                                   =============  ============    ============    ============

See accompanying notes.

                                    VA I-29

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                     Sub-accounts
                                                                   ------------------------------------------------
                                                                                 Brinson                  Brinson
                                                                     Brinson      Global     Brinson      Growth &
                                                                     Balanced     Income      Growth      Income
                                                                    Portfolio   Portfolio   Portfolio    Portfolio
                                                                   -----------  ---------  -----------  -----------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $        --  $      --  $        --  $        --
   Net realized gain (loss) on investments                                  --         --           --           --
   Capital gain distributions from mutual funds                             --         --           --           --
   Net unrealized appreciation (depreciation) of investments                --         --           --           --
                                                                   -----------  ---------  -----------  -----------
      Increase (decrease) in net assets resulting from operations           --         --           --           --
                                                                   -----------  ---------  -----------  -----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --         --           --           --
   Administrative charges                                                   --         --           --           --
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                                --         --           --           --
   Contract withdrawals                                                     --         --           --           --
   Deferred sales                                                           --         --           --           --
   Death benefits                                                           --         --           --           --
   Annuity payments                                                         --         --           --           --
                                                                   -----------  ---------  -----------  -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                       --         --           --           --
                                                                   -----------  ---------  -----------  -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                  --         --           --           --

NET ASSETS:
   Beginning of period                                                      --         --           --           --
                                                                   -----------  ---------  -----------  -----------
   End of period                                                   $        --  $      --  $        --  $        --
                                                                   ===========  =========  ===========  ===========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $   365,020  $  (5,576) $   974,746  $ 1,650,229
   Net realized gain (loss) on investments                            (455,571)    11,736   (2,144,139)  (2,086,387)
   Capital gain distributions from mutual funds                             --         --           --           --
   Net unrealized appreciation (depreciation) of investments           143,302     (2,556)     628,660      225,652
                                                                   -----------  ---------  -----------  -----------
      Increase (decrease) in net assets resulting from operations       52,751      3,604     (540,733)    (210,506)
                                                                   -----------  ---------  -----------  -----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                        649         --        6,830       73,692
   Administrative charges                                               (2,209)      (551)      (3,086)     (10,424)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                        (1,521,087)  (398,452)  (1,555,626)  (6,025,797)
   Contract Withdrawals                                                (43,955)   (23,483)     (40,331)    (142,948)
   Deferred Sales                                                         (968)      (984)        (377)      (2,698)
   Death Benefits                                                      (41,007)        --      (18,660)    (167,447)
   Annuity Payments                                                         --         --       (5,602)     (13,766)
                                                                   -----------  ---------  -----------  -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (1,608,577)  (423,470)  (1,616,852)  (6,289,388)
                                                                   -----------  ---------  -----------  -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (1,555,826)  (419,866)  (2,157,585)  (6,499,894)

NET ASSETS:
   Beginning of period                                               1,555,826    419,866    2,157,585    6,499,894
                                                                   -----------  ---------  -----------  -----------
   End of period                                                   $        --  $      --  $        --  $        --
                                                                   ===========  =========  ===========  ===========

See accompanying notes.

                                    VA I-30

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                    Sub-accounts
                                                                   ---------------------------------------------
                                                                    Brinson               Brinson     Brinson
                                                                     High      Brinson   Strategic    Tactical
                                                                    Income    Small Cap   Income     Allocation
                                                                   Portfolio  Portfolio  Portfolio    Portfolio
                                                                   ---------  ---------  ---------  ------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $      --  $      --  $      --  $   (132,243)
   Net realized gain (loss) on investments                                --         --         --    (2,564,686)
   Capital gain distributions from mutual funds                           --         --         --            --
   Net unrealized appreciation (depreciation) of investments              --         --         --    (4,019,691)
                                                                   ---------  ---------  ---------  ------------
      Increase (decrease) in net assets resulting from operations         --         --         --    (6,716,620)
                                                                   ---------  ---------  ---------  ------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                             --         --         --        44,678
   Administrative charges                                                 --         --         --       (44,257)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                              --         --         --    (3,584,198)
   Contract withdrawals                                                   --         --         --    (1,636,432)
   Deferred sales                                                         --         --         --       (72,453)
   Death benefits                                                         --         --         --      (531,359)
   Annuity payments                                                       --         --         --        (2,756)
                                                                   ---------  ---------  ---------  ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                                     --         --         --    (5,826,777)
                                                                   ---------  ---------  ---------  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                --         --         --   (12,543,397)

NET ASSETS:
   Beginning of period                                                    --         --         --    32,002,929
                                                                   ---------  ---------  ---------  ------------
   End of period                                                   $      --  $      --  $      --  $ 19,459,532
                                                                   =========  =========  =========  ============

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $  37,356  $  (7,319) $  26,373  $  2,573,154
   Net realized gain (loss) on investments                          (316,452)  (122,097)   (79,678)   (1,566,652)
   Capital gain distributions from mutual funds                           --         --         --            --
   Net unrealized appreciation (depreciation) of investments         227,449     41,607     29,294    (6,781,973)
                                                                   ---------  ---------  ---------  ------------
      Increase (decrease) in net assets resulting from operations    (51,647)   (87,809)   (24,011)   (5,775,471)
                                                                   ---------  ---------  ---------  ------------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                       --         --         --       391,204
   Administrative charges                                             (1,096)    (1,053)    (1,450)      (63,042)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                        (630,831)  (631,641)  (737,848)     (994,795)
   Contract Withdrawals                                               (5,243)   (29,074)   (46,377)   (1,475,621)
   Deferred Sales                                                         --       (566)    (1,581)      (37,530)
   Death Benefits                                                         --         --    (23,150)     (581,299)
   Annuity Payments                                                       --         --         --        (7,363)
                                                                   ---------  ---------  ---------  ------------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (637,170)  (662,334)  (810,406)   (2,768,446)
                                                                   ---------  ---------  ---------  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (688,817)  (750,143)  (834,417)   (8,543,917)

NET ASSETS:
   Beginning of period                                               688,817    750,143    834,417    40,546,846
                                                                   ---------  ---------  ---------  ------------
   End of period                                                   $      --  $      --  $      --  $ 32,002,929
                                                                   =========  =========  =========  ============

See accompanying notes.

                                    VA I-31

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                            Sub-accounts
                                                                   -------------------------------------------------------------
                                                                                                                     Delaware
                                                                     Delaware        Delaware         Delaware      VIP Growth
                                                                   VIP Balanced    VIP Capital        VIP Cash     Opportunities
                                                                      Series     Reserves Series  Reserves Series     Series
                                                                   ------------  ---------------  ---------------  -------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                     $   32,742      $  17,151       $       (2)     $  128,594
   Net realized gain (loss) on investments                            (186,943)         1,679               --        (222,639)
   Capital gain distributions from mutual funds                             --             --               --              --
   Net unrealized appreciation (depreciation) of investments          (172,367)         8,121               --        (247,759)
                                                                    ----------      ---------       ----------      ----------
      Increase (decrease) in net assets resulting from operations     (326,568)        26,951               (2)       (341,804)
                                                                    ----------      ---------       ----------      ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --             --               --              --
   Administrative charges                                               (1,027)          (285)            (368)           (378)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                          (117,932)        40,218          554,443        (144,405)
   Contract withdrawals                                               (299,473)      (287,132)        (102,579)        (42,160)
   Deferred sales                                                           --             --               --             (20)
   Death benefits                                                     (204,827)       (25,750)         (13,407)             --
   Annuity payments                                                         --             --               --          (3,043)
                                                                    ----------      ---------       ----------      ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                 (623,259)      (272,949)         438,089        (190,006)
                                                                    ----------      ---------       ----------      ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (949,827)      (245,998)         438,087        (531,810)

NET ASSETS:
   Beginning of period                                               2,259,261        578,702          843,011       1,382,143
                                                                    ----------      ---------       ----------      ----------
   End of period                                                    $1,309,434      $ 332,704       $1,281,098      $  850,333
                                                                    ==========      =========       ==========      ==========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                     $   30,299      $  23,886       $   23,219      $  331,107
   Net realized gain (loss) on investments                               6,249            (38)              --           8,669
   Capital gain distributions from mutual funds                             --             --               --              --
   Net unrealized appreciation (depreciation) of investments          (299,400)        12,359               --        (651,812)
                                                                    ----------      ---------       ----------      ----------
      Increase (decrease) in net assets resulting from operations     (262,852)        36,207           23,219        (312,036)
                                                                    ----------      ---------       ----------      ----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                         --             --               --              --
   Administrative charges                                               (1,189)          (219)            (393)           (469)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                           (96,296)        42,872           (3,429)
   Contract Withdrawals                                               (251,997)       (28,653)         (18,093)       (173,036)
   Deferred Sales                                                           --             --                               --
   Death Benefits                                                      (39,885)            --               --         (40,923)
   Annuity Payments                                                         --             --               --              --
                                                                    ----------      ---------       ----------      ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                 (389,367)        14,000          (21,915)       (214,428)
                                                                    ----------      ---------       ----------      ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (652,219)        50,207            1,304        (526,464)

NET ASSETS:
   Beginning of period                                               2,911,480        528,495          841,707       1,908,607
                                                                    ----------      ---------       ----------      ----------
   End of period                                                    $2,259,261      $ 578,702       $  843,011      $1,382,143
                                                                    ==========      =========       ==========      ==========

See accompanying notes.

                                    VA I-32

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                   -----------------------------------------------------------
                                                                      Delaware        Delaware        Dreyfus        Dreyfus
                                                                   VIP High Yield  VIP Large Cap   Small Company   Stock Index
                                                                       Series       Value Series  Stock Portfolio   Portfolio
                                                                   --------------  -------------  ---------------  -----------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                       $ 55,368      $    23,788     $  (20,684)    $   (11,494)
   Net realized gain (loss) on investments                             (47,990)        (337,547)       (20,208)       (921,046)
   Capital gain distributions from mutual funds                             --               --             --              --
   Net unrealized appreciation (depreciation) of investments            (4,488)        (953,958)      (384,326)     (2,337,560)
                                                                      --------      -----------     ----------     -----------
      Increase (decrease) in net assets resulting from operations        2,890       (1,267,717)      (425,218)     (3,270,100)
                                                                      --------      -----------     ----------     -----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --               --            867          60,547
   Administrative charges                                                 (466)          (3,645)          (930)         (9,717)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                            (5,345)        (404,164)        63,783        (972,648)
   Contract withdrawals                                                (20,633)        (992,803)      (152,277)     (1,267,160)
   Deferred sales                                                           --               --         (5,755)        (27,967)
   Death benefits                                                      (34,765)         (32,131)        (7,574)       (186,940)
   Annuity payments                                                         --           (4,994)            --          (4,852)
                                                                      --------      -----------     ----------     -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  (61,209)      (1,437,737)      (101,886)     (2,408,737)
                                                                      --------      -----------     ----------     -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                             (58,319)      (2,705,454)      (527,104)     (5,678,837)

NET ASSETS:
   Beginning of period                                                 624,522        7,206,920      1,986,240      14,695,889
                                                                      --------      -----------     ----------     -----------
   End of period                                                      $566,203      $ 4,501,466     $1,459,136     $ 9,017,052
                                                                      ========      ===========     ==========     ===========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                       $ 46,771      $   (83,793)    $  (25,344)    $    26,070
   Net realized gain (loss) on investments                             (69,159)         116,491         38,869         303,919
   Capital gain distributions from mutual funds                             --               --             --              --
   Net unrealized appreciation (depreciation) of investments            (2,013)        (543,440)       (79,525)     (2,815,221)
                                                                      --------      -----------     ----------     -----------
      Increase (decrease) in net assets resulting from operations      (24,401)        (510,742)       (66,000)     (2,485,232)
                                                                      --------      -----------     ----------     -----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                         --               --          4,558         353,853
   Administrative charges                                                 (519)          (4,166)          (829)        (10,369)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                            99,401          (42,598)       238,907          57,030
   Contract Withdrawals                                                (63,106)      (1,565,657)       (92,935)     (1,154,472)
   Deferred Sales                                                           --               --         (3,859)        (26,335)
   Death Benefits                                                      (20,726)         (78,209)        (2,929)        (48,796)
   Annuity Payments                                                         --           (5,620)            --          (6,111)
                                                                      --------      -----------     ----------     -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                   15,050       (1,696,250)       142,913        (835,200)
                                                                      --------      -----------     ----------     -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                              (9,351)      (2,206,992)        76,913      (3,320,432)

NET ASSETS:
   Beginning of period                                                 633,873        9,413,912      1,909,327      18,016,321
                                                                      --------      -----------     ----------     -----------
   End of period                                                      $624,522      $ 7,206,920     $1,986,240     $14,695,889
                                                                      ========      ===========     ==========     ===========

See accompanying notes.

                                    VA I-33

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                         Sub-accounts
                                                                   ----------------------------------------------------------
                                                                     Fidelity       Fidelity                       Fidelity
                                                                   Asset Manager   Contrafund       Fidelity      High Income
                                                                     Portfolio      Portfolio   Growth Portfolio   Portfolio
                                                                   -------------  ------------  ----------------  -----------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $   309,492    $   (20,466)    $  (116,669)    $  212,595
   Net realized gain (loss) on investments                          (1,120,867)      (323,140)     (3,078,628)      (297,972)
   Capital gain distributions from mutual funds                             --             --              --             --
   Net unrealized appreciation (depreciation) of investments          (546,663)       (99,032)     (1,058,232)        54,713
                                                                   -----------    -----------     -----------     ----------
      Increase (decrease) in net assets resulting from operations   (1,358,038)      (442,638)     (4,253,529)       (30,664)
                                                                   -----------    -----------     -----------     ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           17,536         17,646          54,469          3,254
   Administrative charges                                               (4,888)        (3,241)         (8,700)        (1,138)
   Net transfers from (to) other sub-accounts or fixed
      rate option                                                   (1,384,115)      (107,811)       (394,215)      (272,319)
   Contract withdrawals                                             (1,308,952)      (619,896)     (1,729,230)      (317,647)
   Deferred sales                                                      (38,828)       (26,543)        (45,691)        (9,421)
   Death benefits                                                     (222,442)       (66,529)        (15,243)       (84,163)
   Annuity payments                                                     (3,573)        (1,409)         (3,016)            --
                                                                   -----------    -----------     -----------     ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (2,945,262)      (807,783)     (2,141,626)      (681,434)
                                                                   -----------    -----------     -----------     ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (4,303,300)    (1,250,421)     (6,395,155)      (712,098)

NET ASSETS:
   Beginning of period                                              12,739,345      4,700,847      13,247,576      2,464,552
                                                                   -----------    -----------     -----------     ----------
   End of period                                                   $ 8,436,045    $ 3,450,426     $ 6,852,421     $1,752,454
                                                                   ===========    ===========     ===========     ==========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $   514,890    $   119,430     $ 1,056,546     $   536,607
   Net realized gain (loss) on investments                            (356,215)       (76,662)     (2,448,536)     (1,715,936)
   Capital gain distributions from mutual funds                             --             --              --              --
   Net unrealized appreciation (depreciation) of investments          (839,123)      (843,688)     (2,401,358)        677,378
                                                                   -----------    -----------     -----------     -----------
      Increase (decrease) in net assets resulting from operations     (680,448)      (800,920)     (3,793,348)       (501,951)
                                                                   -----------    -----------     -----------     -----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                    174,767         52,735         177,659          10,421
   Administrative charges                                               (4,557)        (2,985)        (10,069)         (1,188)
   Net transfers from (to) other sub-accounts or fixed
      rate option                                                    1,926,825        (95,841)     (1,110,112)        466,746
   Contract Withdrawals                                               (823,272)      (314,807)     (1,600,989)       (483,635)
   Deferred Sales                                                      (24,402)       (10,231)        (36,387)        (18,081)
   Death Benefits                                                      (73,408)       (17,131)        (26,569)         (1,653)
   Annuity Payments                                                     (2,746)        (1,440)         (4,209)             --
                                                                   -----------    -----------     -----------     -----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                1,173,207       (389,700)     (2,610,676)        (27,390)
                                                                   -----------    -----------     -----------     -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                             492,759     (1,190,620)     (6,404,024)       (529,341)

NET ASSETS:
   Beginning of period                                              12,246,586      5,891,467      19,651,600       2,993,893
                                                                   -----------    -----------     -----------     -----------
   End of period                                                   $12,739,345    $ 4,700,847     $13,247,576     $ 2,464,552
                                                                   ===========    ===========     ===========     ===========

See accompanying notes.

                                    VA I-34

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                            Sub-accounts
                                                                   ------------------------------------------------------------
                                                                       Fidelity        Fidelity     Fidelity     Mercury HW
                                                                   Investment Grade  Money Market   Overseas  International VIP
                                                                    Bond Portfolio    Portfolio    Portfolio      Portfolio
                                                                   ----------------  ------------  ---------  -----------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                       $  187,489     $    30,277   $  (3,551)    $   38,666
   Net realized gain (loss) on investments                                70,580              --     (51,283)       (63,499)
   Capital gain distributions from mutual funds                               --              --          --             --
   Net unrealized appreciation (depreciation) of investments             233,943              --     (81,210)      (193,221)
                                                                      ----------     -----------   ---------     ----------
      Increase (decrease) in net assets resulting from operations        492,012          30,277    (136,044)      (218,054)
                                                                      ----------     -----------   ---------     ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                              4,657          91,297       2,340            796
   Administrative charges                                                 (2,818)         (4,551)       (432)        (3,350)
   Net transfers from (to) other sub-accounts or fixed
      rate option                                                      2,076,788       2,239,335      12,503        (27,012)
   Contract withdrawals                                                 (834,626)     (5,420,052)    (48,880)       (52,383)
   Deferred sales                                                        (18,192)       (153,806)        (85)        (2,769)
   Death benefits                                                        (33,728)             --          --        (72,823)
   Annuity payments                                                       (5,809)             --          --             --
                                                                      ----------     -----------   ---------     ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  1,186,272      (3,247,777)    (34,554)      (157,541)
                                                                      ----------     -----------   ---------     ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,678,284      (3,217,500)   (170,598)      (375,595)

NET ASSETS:
   Beginning of period                                                 5,159,382      12,278,347     664,582      1,781,205
                                                                      ----------     -----------   ---------     ----------
   End of period                                                      $6,837,666     $ 9,060,847   $ 493,984     $1,405,610
                                                                      ==========     ===========   =========     ==========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                       $  263,389     $   333,126   $  93,907     $   60,456
   Net realized gain (loss) on investments                               251,793              --     (30,131)       (12,735)
   Capital gain distributions from mutual funds                               --              --          --             --
   Net unrealized appreciation (depreciation) of investments             (83,795)             --    (254,779)      (315,046)
                                                                      ----------     -----------   ---------     ----------
      Increase (decrease) in net assets resulting from operations        431,387         333,126    (191,003)      (267,325)
                                                                      ----------     -----------   ---------     ----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                      141,577         193,481       4,589         20,332
   Administrative charges                                                 (2,604)         (4,577)       (463)        (3,245)
   Net transfers from (to) other sub-accounts or fixed
      rate option                                                        886,099       1,394,378      11,512      1,204,719
   Contract Withdrawals                                                 (696,272)     (1,913,716)    (54,979)       (62,498)
   Deferred Sales                                                        (20,319)        (43,180)       (710)        (3,033)
   Death Benefits                                                        (78,231)       (402,279)     (1,439)       (28,127)
   Annuity Payments                                                       (5,730)             --          --             --
                                                                      ----------     -----------   ---------     ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                    224,520        (775,893)    (41,490)     1,128,148
                                                                      ----------     -----------   ---------     ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                               655,907        (442,767)   (232,493)       860,823

NET ASSETS:
   Beginning of period                                                 4,503,475      12,721,114     897,075        920,382
                                                                      ----------     -----------   ---------     ----------
   End of period                                                      $5,159,382     $12,278,347   $ 664,582     $1,781,205
                                                                      ==========     ===========   =========     ==========

See accompanying notes.

                                    VA I-35

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                  Sub-accounts
                                                                   -------------------------------------------
                                                                    Mercury    Merrill     Merrill     Merrill
                                                                     HW Low     Lynch       Lynch       Lynch
                                                                    Duration   American     Basic      Capital
                                                                      VIP      Balanced   Value V.I.    Focus
                                                                   Portfolio  V.I. Fund     Fund        Fund
                                                                   ---------  ---------  -----------  --------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $      --  $     154  $    (3,478) $     --
   Net realized gain (loss) on investments                                --         (3)    (194,261)       --
   Capital gain distributions from mutual funds                           --         --       53,075        --
   Net unrealized appreciation (depreciation) of investments              --     (1,847)  (1,492,472)       --
                                                                   ---------  ---------  -----------  --------
      Increase (decrease) in net assets resulting from operations         --     (1,696)  (1,637,136)       --
                                                                   ---------  ---------  -----------  --------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                             --         --        4,180        --
   Administrative charges                                                 --        (17)     (14,084)       --
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                              --                (330,652)       --
   Contract withdrawals                                                   --         --     (325,367)       --
   Deferred sales                                                         --         --      (11,576)       --
   Death benefits                                                         --         --     (729,340)       --
   Annuity payments                                                       --         --           --        --
                                                                   ---------  ---------  -----------  --------
      Increase (decrease) in net assets resulting from principal
         transactions                                                     --        (17)  (1,406,839)       --
                                                                   ---------  ---------  -----------  --------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                --     (1,713)  (3,043,975)       --

NET ASSETS:
   Beginning of period                                                    --     11,415    9,559,829        --
                                                                   ---------  ---------  -----------  --------
   End of period                                                   $      --  $   9,702  $ 6,515,854  $     --
                                                                   =========  =========  ===========  ========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $   4,010  $     204  $   428,576  $     38
   Net realized gain (loss) on investments                             6,103         (4)    (118,675)      414
   Capital gain distributions from mutual funds                           --         --           --        --
   Net unrealized appreciation (depreciation) of investments          (1,692)      (562)     (97,803)     (935)
                                                                   ---------  ---------  -----------  --------
      Increase (decrease) in net assets resulting from operations      8,421       (362)     212,098      (483)
                                                                   ---------  ---------  -----------  --------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                       --         --       22,808        --
   Administrative charges                                               (102)       (16)     (17,909)       (1)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                        (315,727)    11,793      533,850   (11,812)
   Contract Withdrawals                                              (65,303)               (284,655)       --
   Deferred Sales                                                         --         --       (8,228)       --
   Death Benefits                                                         --         --     (273,469)       --
   Annuity Payments                                                       --         --           --        --
                                                                   ---------  ---------  -----------  --------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (381,132)    11,777      (27,603)  (11,813)
                                                                   ---------  ---------  -----------  --------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (372,711)    11,415      184,495   (12,296)

NET ASSETS:
   Beginning of period                                               372,711         --    9,375,334    12,296
                                                                   ---------  ---------  -----------  --------
   End of period                                                   $      --  $  11,415  $ 9,559,829  $     --
                                                                   =========  =========  ===========  ========

See accompanying notes.

                                    VA I-36

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                   Sub-accounts
                                                                   --------------------------------------------
                                                                    Merrill    Merrill     Merrill
                                                                     Lynch      Lynch       Lynch      Merrill
                                                                     Core    Developing   Domestic      Lynch
                                                                     Bond      Capital      Money      Global
                                                                     V.I.      Markets     Market    Allocation
                                                                     Fund     V.I. Fund   V.I. Fund   V.I. Fund
                                                                   --------  ----------  ----------  ----------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                    $ 19,808   $ (1,490)  $      900  $    8,806
   Net realized gain (loss) on investments                             (863)    (1,313)          --    (163,456)
   Capital gain distributions from mutual funds                          --         --           --          --
   Net unrealized appreciation (depreciation) of investments         27,006    (13,993)          --     107,602
                                                                   --------   --------   ----------  ----------
      Increase (decrease) in net assets resulting from operations    45,951    (16,796)         900     (47,048)
                                                                   --------   --------   ----------  ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                            --         --           25         500
   Administrative charges                                              (628)      (197)      (2,337)     (1,043)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                        (78,775)    (4,131)     140,648    (155,694)
   Contract withdrawals                                              (8,206)      (921)    (118,299)   (167,169)
   Deferred sales                                                        --         (1)      (3,349)     (9,274)
   Death benefits                                                        --         --     (149,810)    (34,334)
   Annuity payments                                                      --         --           --          --
                                                                   --------   --------   ----------  ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (87,609)    (5,250)    (133,122)   (367,014)
                                                                   --------   --------   ----------  ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (41,658)   (22,046)    (132,222)   (414,062)

NET ASSETS:
   Beginning of period                                              636,395    150,185    1,425,084     914,983
                                                                   --------   --------   ----------  ----------
   End of period                                                   $594,737   $128,139   $1,292,862  $  500,921
                                                                   ========   ========   ==========  ==========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                    $ 27,501   $   (711)  $   33,621  $      293
   Net realized gain (loss) on investments                           (3,841)    (1,943)          --     (40,628)
   Capital gain distributions from mutual funds                          --         --           --          --
   Net unrealized appreciation (depreciation) of investments          9,557      2,307           --     (66,327)
                                                                   --------   --------   ----------  ----------
      Increase (decrease) in net assets resulting from operations    33,217       (347)      33,621    (106,662)
                                                                   --------   --------   ----------  ----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                      --      1,598       10,897         596
   Administrative charges                                              (654)      (202)      (2,290)     (1,339)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                        (26,796)    (7,722)    (147,291)    (94,888)
   Contract Withdrawals                                             (13,508)      (423)      31,261     (11,401)
   Deferred Sales                                                      (515)        --       (4,862)       (268)
   Death Benefits                                                   (24,866)    (3,630)          --          --
   Annuity Payments                                                      --         --           --          --
                                                                   --------   --------   ----------  ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                               (66,339)   (10,379)    (112,285)   (107,300)
                                                                   --------   --------   ----------  ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                          (33,122)   (10,726)     (78,664)   (213,962)

NET ASSETS:
   Beginning of period                                              669,517    160,911    1,503,748   1,128,945
                                                                   --------   --------   ----------  ----------
   End of period                                                   $636,395   $150,185   $1,425,084  $  914,983
                                                                   ========   ========   ==========  ==========

See accompanying notes.

                                    VA I-37

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                            Sub-accounts
                                                                   --------------------------------------------------------------
                                                                                                    Merrill Lynch
                                                                   Merrill Lynch    Merrill Lynch   International   Merrill Lynch
                                                                   Global Growth    High Current     Equity Focus  Large Cap Core
                                                                     V.I. Fund    Income V.I. Fund      Fund          V.I. Fund
                                                                   -------------  ----------------  -------------  --------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                     $   (8,942)       $ 52,769       $        --     $   (8,617)
   Net realized gain (loss) on investments                             (44,952)        (30,353)               --        (92,307)
   Capital gain distributions from mutual funds                             --              --                --             --
   Net unrealized appreciation (depreciation) of investments          (190,824)        (40,084)               --       (185,862)
                                                                    ----------        --------       -----------     ----------
      Increase (decrease) in net assets resulting from operations     (244,718)        (17,668)               --       (286,786)
                                                                    ----------        --------       -----------     ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                            1,861              --                --             --
   Administrative charges                                                 (478)           (800)               --         (2,736)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                             1,458         (21,167)               --         98,963
   Contract withdrawals                                                (14,970)        (26,138)               --        (69,999)
   Deferred sales                                                         (560)           (595)               --         (1,846)
   Death benefits                                                      (16,083)         (7,702)               --        (38,104)
   Annuity payments                                                         --              --                --             --
                                                                    ----------        --------       -----------     ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  (28,772)        (56,402)               --        (13,722)
                                                                    ----------        --------       -----------     ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (273,490)        (74,070)               --       (300,508)

NET ASSETS:
   Beginning of period                                                 859,428         653,097                --      1,572,720
                                                                    ----------        --------       -----------     ----------
   End of period                                                    $  585,938        $579,027       $        --     $1,272,212
                                                                    ==========        ========       ===========     ==========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                     $   (4,493)       $ 61,333       $    12,978     $  (11,102)
   Net realized gain (loss) on investments                             (60,302)        (24,193)         (199,112)      (159,291)
   Capital gain distributions from mutual funds                             --              --                --             --
   Net unrealized appreciation (depreciation) of investments          (217,752)        (17,331)           69,715         (5,070)
                                                                    ----------        --------       -----------     ----------
      Increase (decrease) in net assets resulting from operations     (282,547)         19,809          (116,419)      (175,463)
                                                                    ----------        --------       -----------     ----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                     53,998          32,702             1,800             --
   Administrative charges                                               (1,492)           (911)             (633)        (3,054)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                           (15,607)        (16,946)       (1,127,519)       115,920
   Contract Withdrawals                                                (13,947)        (10,896)           (8,412)      (218,038)
   Deferred Sales                                                         (204)           (108)             (507)       (11,836)
   Death Benefits                                                      (11,846)        (38,746)           (4,068)        (3,913)
   Annuity Payments                                                         --              --                --             --
                                                                    ----------        --------       -----------     ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                   10,902         (34,905)       (1,139,339)      (120,921)
                                                                    ----------        --------       -----------     ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (271,645)        (15,096)       (1,255,758)      (296,384)

NET ASSETS:
   Beginning of period                                               1,131,073         668,193         1,255,758      1,869,104
                                                                    ----------        --------       -----------     ----------
   End of period                                                    $  859,428        $653,097       $        --     $1,572,720
                                                                    ==========        ========       ===========     ==========

See accompanying notes.

                                    VA I-38

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                             Sub-accounts
                                                                   -----------------------------------------------------------------
                                                                                      Merrill Lynch                    Merrill Lynch
                                                                     Merrill Lynch       Natural       Merrill Lynch   Utilities and
                                                                      Large Cap      Resources Focus  Small Cap Value   Telecom V.I.
                                                                   Growth V.I. Fund        Fund          V.I. Fund          Fund
                                                                   ----------------  ---------------  ---------------  -------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                        $  (9,303)        $   (186)       $   (2,826)     $   12,993
   Net realized gain (loss) on investments                               (11,278)          13,268           (34,151)       (314,011)
   Capital gain distributions from mutual funds                               --               --            87,986          16,825
   Net unrealized appreciation (depreciation) of investments            (161,141)          (7,853)         (726,319)        107,427
                                                                       ---------         --------        ----------      ----------
      Increase (decrease) in net assets resulting from operations       (181,722)           5,229          (675,310)       (176,766)
                                                                       ---------         --------        ----------      ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                              1,861               --               800           1,501
   Administrative charges                                                 (1,082)             (36)           (4,531)         (1,042)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                             106,954          (44,010)          176,751        (129,586)
   Contract withdrawals                                                   (4,999)              --           (35,640)        (23,303)
   Deferred sales                                                            (90)              --            (1,207)           (884)
   Death benefits                                                            570               --           (41,504)       (133,757)
   Annuity payments                                                           --               --                --              --
                                                                       ---------         --------        ----------      ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                    103,214          (44,046)           94,669        (287,071)
                                                                       ---------         --------        ----------      ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                               (78,508)         (38,817)         (580,641)       (463,837)

NET ASSETS:
   Beginning of period                                                   711,649           38,817         2,516,295         896,467
                                                                       ---------         --------        ----------      ----------
   End of period                                                       $ 633,141         $     --        $1,935,654      $  432,630
                                                                       =========         ========        ==========      ==========

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                        $ (10,024)        $   (554)       $  141,899      $   56,073
   Net realized gain (loss) on investments                               (52,261)           4,265            68,124        (162,663)
   Capital gain distributions from mutual funds                               --               --                --              --
   Net unrealized appreciation (depreciation) of investments             (21,729)          (9,018)          342,585         (60,827)
                                                                       ---------         --------        ----------      ----------
      Increase (decrease) in net assets resulting from operations        (84,014)          (5,307)          552,608        (167,417)
                                                                       ---------         --------        ----------      ----------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                           --               --            43,750           1,952
   Administrative charges                                                 (1,139)            (103)           (4,743)         (1,708)
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                              51,101          (11,719)            6,338        (157,848)
   Contract Withdrawals                                                  (12,013)              --           (39,888)        (17,902)
   Deferred Sales                                                             --                             (1,084)           (568)
   Death Benefits                                                             --               --           (24,614)         (2,955)
   Annuity Payments                                                           --               --                --              --
                                                                       ---------         --------        ----------      ----------
      Increase (decrease) in net assets resulting from principal
         transactions                                                     37,949          (11,822)          (20,241)       (179,029)
                                                                       ---------         --------        ----------      ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                               (46,065)         (17,129)          532,367        (346,446)

NET ASSETS:
   Beginning of period                                                   757,714           55,946         1,983,928       1,242,913
                                                                       ---------         --------        ----------      ----------
   End of period                                                       $ 711,649         $ 38,817        $2,516,295      $  896,467
                                                                       =========         ========        ==========      ==========

See accompanying notes.

                                    VA I-39

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                           Sub-accounts
                                                                    ----------------------------------------------------------
                                                                    UIF Core Plus
                                                                     Fixed Income     UIF Equity     UIF Technology  UIF Value
                                                                      Portfolio    Growth Portfolio     Portfolio    Portfolio
                                                                    -------------  ----------------  --------------  ---------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                        $ 1,322         $    (77)        $    (63)     $    18
   Net realized gain (loss) on investments                                 (67)            (328)              (2)          (3)
   Capital gain distributions from mutual funds                            220               --               --           --
   Net unrealized appreciation (depreciation) of investments             1,141          (12,155)         (10,721)        (723)
                                                                       -------         --------         --------      -------
      Increase (decrease) in net assets resulting from operations        2,616          (12,560)         (10,786)        (708)
                                                                       -------         --------         --------      -------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --               --               --           --
   Administrative charges                                                   --               --               --           --
   Net transfers from (to) other sub-accounts or fixed rate option          24             (668)             (54)        (465)
   Contract withdrawals                                                     --               --               --           --
   Deferred sales                                                           --               --               --           --
   Death benefits                                                           --               --               --           --
   Annuity payments                                                     (2,749)          (2,410)            (878)        (322)
                                                                       -------         --------         --------      -------
      Increase (decrease) in net assets resulting from principal
         transactions                                                   (2,725)          (3,078)            (932)        (787)
                                                                       -------         --------         --------      -------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                (109)         (15,638)         (11,718)      (1,495)

NET ASSETS:
   Beginning of period                                                  43,086           47,435           22,301        5,332
                                                                       -------         --------         --------      -------
   End of period                                                       $42,977         $ 31,797         $ 10,583      $ 3,837
                                                                       =======         ========         ========      =======

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                        $ 2,327         $    (58)        $    (31)     $   121
   Net realized gain (loss) on investments                                 (82)             167              255            1
   Capital gain distributions from mutual funds                             --               --               --           --
   Net unrealized appreciation (depreciation) of investments            (2,405)           2,856            3,041          (57)
                                                                       -------         --------         --------      -------
      Increase (decrease) in net assets resulting from operations         (160)           2,965            3,265           65
                                                                       -------         --------         --------      -------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                         --               --               --           --
   Administrative charges                                                   --               --               --           --
   Net transfers from (to) other sub-accounts or fixed rate option      43,720           44,992           19,296        5,302
   Contract Withdrawals
   Deferred Sales                                                           --               --               --           --
   Death Benefits                                                           --               --               --           --
   Annuity Payments                                                       (474)            (522)            (260)         (35)
                                                                       -------         --------         --------      -------
      Increase (decrease) in net assets resulting from principal
         transactions                                                   43,246           44,470           19,036        5,267
                                                                       -------         --------         --------      -------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                              43,086           47,435           22,301        5,332

NET ASSETS:
   Beginning of period                                                      --               --               --           --
                                                                       -------         --------         --------      -------
   End of period                                                       $43,086         $ 47,435         $ 22,301      $ 5,332
                                                                       =======         ========         ========      =======

See accompanying notes.

                                    VA I-40

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                        Sub-accounts
                                                                    -----------------------------------------------------
                                                                      Van Eck                                  Vanguard
                                                                      Worldwide      Van Eck       Vanguard  LifeStrategy
                                                                      Emerging    Worldwide Hard  500 Index  Conservative
                                                                    Markets Fund    Assets Fund      Fund     Growth Fund
                                                                    ------------  --------------  ---------  ------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                      $  (6,010)      $ (1,056)     $    83     $   585
   Net realized gain (loss) on investments                             (45,347)        (3,684)          --        (115)
   Capital gain distributions from mutual funds                             --             --           --          --
   Net unrealized appreciation (depreciation) of investments            27,915         (3,312)      (1,780)     (1,459)
                                                                     ---------       --------      -------     -------
      Increase (decrease) in net assets resulting from operations      (23,442)        (8,052)      (1,697)       (989)
                                                                     ---------       --------      -------     -------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                            4,957          1,945           --          --
   Administrative charges                                                 (460)           (97)          --          --
   Net transfers from (to) other sub-accounts or fixed rate option     184,755         25,580        8,906      35,109
   Contract withdrawals                                                (79,615)       (33,109)          --          --
   Deferred sales                                                         (774)          (103)          --          --
   Death benefits                                                           --             --           --          --
   Annuity payments                                                         --             --         (380)     (2,027)
                                                                     ---------       --------      -------     -------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  108,863         (5,784)       8,526      33,082
                                                                     ---------       --------      -------     -------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                              85,421        (13,836)       6,829      32,093

NET ASSETS:
   Beginning of period                                                 457,167        206,322           --          --
                                                                     ---------       --------      -------     -------
   End of period                                                     $ 542,588       $192,486      $ 6,829     $32,093
                                                                     =========       ========      =======     =======

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                      $  (6,928)      $   (395)     $    --     $    --
   Net realized gain (loss) on investments                            (148,709)         1,269           --          --
   Capital gain distributions from mutual funds                             --             --           --          --
   Net unrealized appreciation (depreciation) of investments           128,470        (30,852)          --          --
                                                                     ---------       --------      -------     -------
      Increase (decrease) in net assets resulting from operations      (27,167)       (29,978)          --          --
                                                                     ---------       --------      -------     -------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                      3,309          2,417           --          --
   Administrative charges                                                 (349)          (107)          --          --
   Net transfers from (to) other sub-accounts or fixed rate option     (74,182)       (18,314)          --          --
   Contract Withdrawals                                                (13,653)        (4,046)          --          --
   Deferred Sales                                                           (4)           (23)          --          --
   Death Benefits                                                       (4,933)        (1,663)          --          --
   Annuity Payments                                                         --             --           --          --
                                                                     ---------       --------      -------     -------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  (89,812)       (21,736)          --          --
                                                                     ---------       --------      -------     -------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (116,979)       (51,714)          --          --

NET ASSETS:
   Beginning of period                                                 574,146        258,036           --          --
                                                                     ---------       --------      -------     -------
   End of period                                                     $ 457,167       $206,322      $    --     $    --
                                                                     =========       ========      =======     =======

See accompanying notes.

                                    VA I-41

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                                      Sub-accounts
                                                                   -------------------------------------------------
                                                                     Vanguard      Vanguard    Vanguard   Vanguard
                                                                   LifeStrategy  LifeStrategy  Primecap  Prime Money
                                                                   Growth Fund   Income Fund     Fund    Market Fund
                                                                   ------------  ------------  --------  -----------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                      $   159       $   504      $   19     $   27
   Net realized gain (loss) on investments                                --           (18)         --         --
   Capital gain distributions from mutual funds                           --            --          --         --
   Net unrealized appreciation (depreciation) of investments          (1,309)         (500)       (639)        --
                                                                     -------       -------      ------     ------
      Increase (decrease) in net assets resulting from operations     (1,150)          (14)       (620)        27
                                                                     -------       -------      ------     ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                             --            --          --         --
   Administrative charges                                                 --            --          --         --
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                          13,423        21,560       2,972      5,997
   Contract withdrawals                                                   --            --          --         --
   Deferred sales                                                         --            --          --         --
   Death benefits                                                         --            --          --         --
   Annuity payments                                                     (757)       (1,258)       (122)      (303)
                                                                     -------       -------      ------     ------
      Increase (decrease) in net assets resulting from principal
         transactions                                                 12,666        20,302       2,850      5,694
                                                                     -------       -------      ------     ------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            11,516        20,288       2,230      5,721

NET ASSETS:
   Beginning of period                                                    --            --          --         --
                                                                     -------       -------      ------     ------
   End of period                                                     $11,516       $20,288      $2,230     $5,721
                                                                     =======       =======      ======     ======

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                      $    --       $    --      $   --     $   --
   Net realized gain (loss) on investments                                --            --          --         --
   Capital gain distributions from mutual funds                           --            --          --         --
   Net unrealized appreciation (depreciation) of investments              --            --          --         --
                                                                     -------       -------      ------     ------
      Increase (decrease) in net assets resulting from operations         --            --          --         --
                                                                     -------       -------      ------     ------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                       --            --          --         --
   Administrative charges                                                 --            --          --         --
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                                                        --         --
   Contract Withdrawals                                                                             --         --
   Deferred Sales                                                         --            --          --         --
   Death Benefits                                                         --            --          --         --
   Annuity Payments                                                       --            --          --         --
                                                                     -------       -------      ------     ------
      Increase (decrease) in net assets resulting from principal
         transactions                                                     --            --          --         --
                                                                     -------       -------      ------     ------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                --            --          --         --

NET ASSETS:
   Beginning of period                                                    --            --          --         --
                                                                     -------       -------      ------     ------
   End of period                                                     $    --       $    --      $   --     $   --
                                                                     =======       =======      ======     ======

See accompanying notes.

                                    VA I-42

AIG LIFE INSURANCE COMPANY
(AIG LIFE)
VARIABLE ACCOUNT I

                                                                               Sub-accounts
                                                                   -------------------------------------
                                                                    Vanguard     Vanguard
                                                                   U.S. Growth  Wellington    Vanguard
                                                                      Fund         Fund     Windsor Fund
                                                                   -----------  ----------  ------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

OPERATIONS:
   Net investment income (loss)                                      $    13      $   60      $   29
   Net realized gain (loss) on investments                                --          --          --
   Capital gain distributions from mutual funds                           --          --          --
   Net unrealized appreciation (depreciation) of investments          (1,436)       (348)       (639)
                                                                     -------      ------      ------
      Increase (decrease) in net assets resulting from operations     (1,423)       (288)       (610)
                                                                     -------      ------      ------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                             --          --          --
   Administrative charges                                                 --          --          --
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                           5,896       2,999       2,993
   Contract withdrawals                                                   --          --          --
   Deferred sales                                                         --          --          --
   Death benefits                                                         --          --          --
   Annuity payments                                                     (243)       (138)       (125)
                                                                     -------      ------      ------
      Increase (decrease) in net assets resulting from principal
         transactions                                                  5,653       2,861       2,868
                                                                     -------      ------      ------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                             4,230       2,573       2,258

NET ASSETS:
   Beginning of period                                                    --          --          --
                                                                     -------      ------      ------
   End of period                                                     $ 4,230      $2,573      $2,258
                                                                     =======      ======      ======

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

OPERATIONS:
   Net investment income (loss)                                      $    --      $   --      $   --
   Net realized gain (loss) on investments                                --          --          --
   Capital gain distributions from mutual funds                           --          --          --
   Net unrealized appreciation (depreciation) of investments              --          --          --
                                                                     -------      ------      ------
      Increase (decrease) in net assets resulting from operations         --          --          --
                                                                     -------      ------      ------

PRINCIPAL TRANSACTIONS:
   Contract Deposit                                                       --          --          --
   Administrative charges                                                 --          --          --
   Net transfers from (to) other sub-accounts or fixed rate
      option                                                              --          --          --
   Contract Withdrawals                                                   --          --          --
   Deferred Sales                                                         --          --          --
   Death Benefits                                                         --          --          --
   Annuity Payments                                                       --          --          --
                                                                     -------      ------      ------
      Increase (decrease) in net assets resulting from principal
         transactions                                                     --          --          --
                                                                     -------      ------      ------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                --          --          --

NET ASSETS:
   Beginning of period                                                    --          --          --
                                                                     -------      ------      ------
   End of period                                                     $    --      $   --      $   --
                                                                     =======      ======      ======

See accompanying notes.

                                    VA I-43

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account I (the "Separate Account") was established by AIG Life Insurance Company (the "Company") to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. The following products are offered by the Separate Account: Profile, Ovation, Ovation Plus, Ovation Access, Ovation Advisor, Trilogy, Paradigm and Retirement Gold. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account invests in shares of AIM Variable Insurance Fund ("AIM Fund"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Alliance Variable Products Series Fund B, Inc. ("Alliance B"), American Funds Distributors , Inc. ("American Fund"), Brinson Series Trust ("Brinson Trust" formerly Mitchell Hutchins Trust, "Mitchell Hutchins Series Trust"), Delaware Group Premium Fund, Inc. (VIP) ("Delaware Fund"), Dreyfus Variable Investment Fund ("Dreyfus Fund"), Fidelity Variable Insurance Products Fund ("Fidelity Fund"), Franklin Templeton Investments, ("Franklin Templeton Fund"), Liberty Financial Funds ("Liberty Fund"), Mercury HW Variable Trust ("Mercury HW Trust", formerly Hotchkis & Wiley Variable Trust, "Hotchkis & Wiley Trust"), Merrill Lynch Variable Series Funds ("Merrill Lynch Fund"), MFS Investment Management ("MFS Fund"), Oppenheimer Funds Distributor, Inc. ("Oppenheimer Fund"), Putnam Investments ("Putnam Fund"), The Universal Institutional Funds ("The UIF Fund"), Van Eck Worldwide Insurance Trust ("Van Eck Trust"), Vanguard Group ("Vanguard Fund")and Vanguard Variable Insurance Funds ("Vanguard VI Fund"). The assets in the contracts may be invested in the following sub-accounts:

AIM Fund:                                                    Delaware Fund:
     Capital Appreciation Fund                                    Balanced Series
     International Growth Fund                                    Capital Reserves Series
                                                                  Cash Reserves Series
Alliance:                                                         Growth Opportunities Series
     AllianceBernstein International Value Portfolio              High Yield Series
     AllianceBernstein Real Estate Investment Portfolio **        Large Cap Value Series
     AllianceBernstein Small Cap Value Portfolio
     AllianceBernstein Utility Income Portfolio **           Dreyfus Fund:
     Americas Government Income Portfolio                         Small Company Stock Portfolio
     Global Bond Portfolio                                        Stock Index Portfolio
     Global Dollar Government Portfolio
     Growth Portfolio                                        Fidelity Fund:
     Growth & Income Portfolio                                    Asset Manager Portfolio
     High Yield Portfolio                                         Contrafund Portfolio
     International Portfolio                                      Growth Portfolio
     Money Market Portfolio                                       High Income Portfolio
     Premier Growth Portfolio                                     Investment Grade Bond Portfolio
     Quasar Portfolio                                             Money Market Portfolio
     Technology Portfolio                                         Overseas Portfolio
     Total Return Portfolio
     U.S. Government/High Grade Securities Portfolio         Franklin Templeton Fund:
     Worldwide Privatization Portfolio                            Foreign Fund
                                                                  Gold and Precious Metals Fund
Alliance B:                                                       Mutual Financial Services Fund
     Bernstein Value Portfolio
     Growth Portfolio                                        Liberty Fund:
     Growth & Income Portfolio                                    High Yield Securities Fund
     Money Market Portfolio                                       Newport Tiger Fund
     Premier Growth Portfolio
     Technology Portfolio                                    Mercury HW Trust:
     U.S. Government/High Grade Securities Portfolio              International VIP Portfolio *

American Fund:                                               Merrill Lynch Fund:
     AMCAP Fund                                                   American Balanced V.I. Fund *
     Bond Fund of America                                         Basic Value V.I. Fund
     Capital World Growth and Income Fund                         Capital Focus Fund *
     EuroPacific Growth Fund                                      Core Bond V.I. Fund
     Investment Company of America                                Developing Capital Markets V.I. Fund
     New Economy Fund                                             Domestic Money Market V.I. Fund
     SMALLCAP World Fund                                          Global Allocation V.I. Fund
     Washington Mutual Investors Fund                             Global Growth V.I. Fund
                                                                  High Current Income V.I. Fund
Brinson Trust:                                                    International Equity Focus Fund *
     Tactical Allocation Portfolio                                Large Cap Core V.I. Fund
                                                                  Large Cap Growth V.I. Fund
                                                                  Natural Resources Focus Fund

                                    VA I-44

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

Merrill Lynch Fund: (Continued)                              Vanguard Fund:
     Small Cap Value V.I. Fund                                    500 Index Fund
     Utilities and Telecom V.I. Fund                              International Growth Fund
                                                                  LifeStrategy Conservative Growth Fund
MFS Fund:                                                         LifeStrategy Growth Fund
     Emerging Growth Series                                       LifeStrategy Income Fund
     New Discovery Series                                         LifeStrategy Moderate Growth Fund
     Research Series                                              Primecap Fund
                                                                  Prime Money Market Fund
Oppenheimer Fund:                                                 Small Cap Growth Index Fund
     Centennial Money Market Fund                                 Small Cap Value Index Fund
     International Bond Fund                                      Total Bond Market Index Fund
     Strategic Income Fund                                        U.S. Growth Fund
                                                                  Wellington Fund
                                                                  Windsor Fund
Putnam Fund:
     Health and Science Fund - Class A
     International Voyager Fund - Class A                    Vanguard VI Fund:
     The Putnam Fund for Growth and Income - Class A              Balanced Portfolio
     Voyager Fund - Class A                                       Diversified Value Portfolio
     Voyager Fund  II  - Class A                                  Equity Income Portfolio
                                                                  Equity Index Portfolio
The UIF Fund:                                                     Growth Portfolio
     Core Plus Fixed Income Portfolio                             High Yield Bond Portfolio
     Equity Growth Portfolio                                      International Portfolio
     International Magnum Portfolio                               MidCap Index Portfolio
     Mid Cap Growth Portfolio                                     Money Market Portfolio
     Money Market Portfolio                                       REIT Index Portfolio
     Technology Portfolio                                         Short Term Corporate Portfolio
     Value Portfolio                                              Small Company Growth Portfolio
                                                                  Total Bond Market Index Portfolio

Van Eck Trust:
     Worldwide Emerging Markets Fund
     Worldwide Hard Assets Fund

* On 05/01/01 the Merrill Lynch Capital Focus Fund merged with the Merrill Lynch American Balanced Focus Fund. The Merrill Lynch International Equity Focus Fund merged with the Mercury HW International VIP Portfolio.

** On 10/26/01 the Alliance Real Estate Investment Portfolio merged with the Bernstein Real Estate Investment Portfolio. The Alliance Utility Income Portfolio merged with the Bernstein Utility Income Portfolio.

In addition to the sub-accounts listed above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus for a complete description of the available funds and the fixed account. Net purchases from the contracts are allocated to the sub-accounts and invested in the funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). A summary of the significant accounting policies followed by the Separate Account and the methods of applying those principles is presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

                                    VA I-45

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

Security Valuation - The investment in share of mutual funds are stated at the net asset value as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions are accounted for on the trade date. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

The presentation of capital gain distributions in the 2002 Statements of Changes in Net Assets differs from the 2001 statements. The distributions are presented as a separate line item in 2002 but were included as a component of net investment income in 2001.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

Annuity reserves are calculated according to either the Progressive Annuity Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

Federal Income Taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Note C - Contract Charges

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent, on an annual basis, to a maximum of 1.25% of the value of the contracts. Currently the annual mortality and expense charge for Retirement Gold is .75% of the value of the contracts.

Daily charges for mortality and expense risks assumed by the Company on all contracts issued under the Ovation Access product are assessed through the daily unit value calculation and are equivalent, on an annual basis, to 0.19% of the value of the contracts.

Daily charges for administrative expenses are assessed through the daily unit value calculation and are equivalent, on an annual basis, to 0.15% of the value of the contracts. In addition, an annual administrative expense charge of $30 may be assessed against each contract on its anniversary date by surrendering units.

Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk fees line of the Statement of Operations.

Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

Daily charges for the Annual Ratchet Plan option are assessed on all contracts under the Ovation Access product that have elected this option and are equivalent, on an annual basis, to 0.25% of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

In the event that a contract holder withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a deferred sales charge. The deferred sales charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor product are not subjected to surrender charges.

Certain states impose premium taxes upon contracts. The Company intends to advance premium taxes due until the contract is surrendered or annuitized.

                                    VA I-46

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                Cost of     Proceeds from
Sub-accounts                                                   Purchases        Sales
----------------------------------------------------------   ------------   -------------
AIM Capital Appreciation Fund                                $     37,841    $    401,666
AIM International Growth Fund                                   1,744,157       2,837,612
Alliance Americas Government Income Portfolio                  30,986,942      12,821,931
AllianceBernstein International Value Portfolio                17,810,914       7,247,912
AllianceBernstein Real Estate Investment Portfolio             15,393,805       6,761,849
AllianceBernstein Small Cap Value Portfolio                    36,031,147      11,593,730
AllianceBernstein Utility Income Portfolio                      6,967,306      13,215,137
Alliance Bernstein Value Portfolio B                           37,804,711       6,160,305
Alliance Global Bond Portfolio                                 10,699,457       4,349,688
Alliance Global Dollar Government Portfolio                    13,710,323       4,272,344
Alliance Growth Portfolio                                       2,065,801      42,757,399
Alliance Growth Portfolio B                                    12,828,276       9,559,436
Alliance Growth & Income Portfolio                             20,787,603      97,397,012
Alliance Growth & Income Portfolio B                           72,529,803      27,616,623
Alliance High Yield Portfolio                                  12,027,640       6,325,825
Alliance International Portfolio                               81,900,949      89,084,988
Alliance Money Market Portfolio                                37,064,888      51,529,194
Alliance Money Market Portfolio B                             127,164,484     127,639,983
Alliance Premier Growth Portfolio                               3,009,385      81,431,045
Alliance Premier Growth Portfolio B                            28,098,999      15,281,294
Alliance Quasar Portfolio                                      12,537,919      16,219,403
Alliance Technology Portfolio                                   4,346,788      37,224,435
Alliance Technology Portfolio B                                 8,833,067       7,684,487
Alliance Total Return Portfolio                                43,286,161      23,835,415
Alliance U.S. Government/High Grade Securities Portfolio       74,156,588      29,823,229
Alliance U.S. Government/High Grade Securities Portfolio B      2,363,260       1,614,680
Alliance Worldwide Privatization Portfolio                      9,554,071      16,638,294
Brinson Tactical Allocation Portfolio                             583,442       6,545,114
Delaware VIP Balanced Series                                       79,796         668,909
Delaware VIP Capital Reserves Series                               63,410         318,428
Delaware VIP Cash Reserves Series                               2,269,093       1,830,328
Delaware VIP Growth Opportunities Series                          142,494         199,990
Delaware VIP High Yield Series                                    129,849         135,354
Delaware VIP Large Cap Value Series                               384,086       1,797,080
Dreyfus Small Company Stock Portfolio                             401,400         523,655
Dreyfus Stock Index Portfolio                                     386,182       2,806,856
Fidelity Asset Manager Portfolio                                1,020,089       3,656,170
Fidelity Contrafund Portfolio                                     244,248       1,073,165
Fidelity Growth Portfolio                                       2,891,051       5,149,827
Fidelity High Income Portfolio                                  3,027,205       3,496,043
Fidelity Investment Grade Bond Portfolio                        5,377,989       4,005,418
Fidelity Money Market Portfolio                                 5,659,136       8,876,729
Fidelity Overseas Portfolio                                        44,038          82,143
Mercury HW International VIP Portfolio                            153,760         271,332
Merrill Lynch American Balanced V.I. Fund                             300              77
Merrill Lynch Basic Value V.I. Fund                               398,166       1,755,394
Merrill Lynch Core Bond V.I. Fund                                  37,078         104,460
Merrill Lynch Developing Capital Markets V.I. Fund                    569           6,822
Merrill Lynch Domestic Money Market V.I. Fund                   1,183,466       1,315,252
Merrill Lynch Global Allocation V.I. Fund                          91,252         448,183
Merrill Lynch Global Growth V.I. Fund                              16,716          54,430

                                    VA I-47

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                    Cost of     Proceeds from
Sub-accounts                                       Purchases        Sales
----------------------------------------------   ------------   -------------
Merrill Lynch High Current Income V.I. Fund      $     89,898    $     92,590
Merrill Lynch Large Cap Core V.I. Fund                153,670         176,099
Merrill Lynch Large Cap Growth V.I. Fund              123,074          28,598
Merrill Lynch Natural Resources Focus Fund                 --          44,221
Merrill Lynch Small Cap Value V.I. Fund               514,594         334,740
Merrill Lynch Utilities & Telecom V.I. Fund            53,603         310,206
UIF Core Plus Fixed Income Portfolio                    1,878           3,325
UIF Equity Growth Portfolio                                62           2,170
UIF Technology Portfolio                                   --             488
UIF Value Portfolio                                        27             147
Van Eck Worldwide Emerging Markets Fund               295,716         192,868
Van Eck Worldwide Hard Assets Fund                     61,752          68,619
Vanguard 500 Index Fund                                 9,450              --
Vanguard LifeStrategy Conservative Growth Fund         23,527           1,128
Vanguard LifeStrategy Growth Fund                       9,392               3
Vanguard LifeStrategy Income Fund                      25,521           1,037
Vanguard Primecap Fund                                  3,144              --
Vanguard Prime Money Market Fund                        6,158              --
Vanguard U.S. Growth Fund                               6,358              --
Vanguard Wellington Fund                                3,129              --
Vanguard Windsor Fund                                   3,113              --
                                                 ------------    ------------

Total                                            $749,711,166    $797,702,314
                                                 ============    ============

                                    VA I-48

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

     The following is a summary of fund shares owned as of December 31, 2002:

                                                                              Net       Value of                      Unrealized
                                                                             Asset     Shares at        Cost of      Appreciation/
                       Sub-accounts                             Shares       Value       Market       Shares Held   (Depreciation)
----------------------------------------------------------  --------------  ------  --------------  --------------  --------------
AIM Capital Appreciation Fund                                   85,774.200  $16.43  $    1,409,270  $    2,687,684   $  (1,278,414)
AIM International Growth Fund                                   94,670.539   12.49       1,182,435       1,402,308        (219,873)
Alliance Americas Government Income Portfolio                5,219,125.831   12.65      66,021,942      64,173,252       1,848,690
AllianceBernstein International Value Portfolio              1,444,345.865    9.35      13,504,634      13,775,459        (270,825)
AllianceBernstein Real Estate Investment Portfolio           2,656,865.433   11.52      30,607,090      30,183,975         423,115
AllianceBernstein Small Cap Value Portfolio                  3,576,081.183   10.46      37,405,809      40,680,425      (3,274,616)
AllianceBernstein Utility Income Portfolio                   2,845,338.265   12.86      36,591,050     136,701,081    (100,110,031)
Alliance Bernstein Value Portfolio B                         5,650,645.745    8.75      49,443,150      54,716,331      (5,273,181)
Alliance Global Bond Portfolio                               1,363,857.830   12.63      17,225,524      15,750,950       1,474,574
Alliance Global Dollar Government Portfolio                  1,753,332.574   11.43      20,040,591      18,382,600       1,657,991
Alliance Growth Portfolio                                    7,985,727.606   11.81      94,311,443     323,483,796    (229,172,353)
Alliance Growth Portfolio B                                  3,605,712.680   11.70      42,186,838     206,290,348    (164,103,510)
Alliance Growth & Income Portfolio                          14,839,132.938   16.62     246,626,389     207,897,325      38,729,064
Alliance Growth & Income Portfolio B                         9,630,369.055   16.49     158,804,786      68,627,960      90,176,826
Alliance High Yield Portfolio                                4,712,675.410    6.83      32,187,573      37,011,449      (4,823,876)
Alliance International Portfolio                             3,760,664.582    9.90      37,230,579      37,721,922        (491,343)
Alliance Money Market Portfolio                             66,820,273.680    1.00      66,820,274      66,820,274              --
Alliance Money Market Portfolio B                           45,720,798.210    1.00      45,720,798      45,720,798              --
Alliance Premier Growth Portfolio                           10,966,519.490   17.45     191,365,765     366,629,480    (175,263,715)
Alliance Premier Growth Portfolio B                          4,372,919.851   17.29      75,607,784     117,121,818     (41,514,034)
Alliance Quasar Portfolio                                    5,224,258.357    6.83      35,681,685      53,610,435     (17,928,750)
Alliance Technology Portfolio                                7,229,236.299   10.05      72,653,825     227,992,827    (155,339,002)
Alliance Technology Portfolio B                              2,435,467.716    9.98      24,305,968      51,161,056     (26,855,088)
Alliance Total Return Portfolio                              9,960,478.610   15.30     152,395,323     173,138,339     (20,743,016)
Alliance U.S. Government/High Grade Securities Portfolio    11,495,429.807   12.54     144,152,690       3,886,454     140,266,236
Alliance U.S. Government/High Grade Securities Portfolio B     329,502.432   12.47       4,108,895      54,275,138     (50,166,243)
Alliance Worldwide Privatization Portfolio                   2,043,106.437   11.48      23,454,862      29,954,874      (6,500,012)
Brinson Tactical Allocation Portfolio                        1,991,491.781    9.77      19,456,875      31,360,894     (11,904,019)
Delaware VIP Balanced Series                                   117,353.237   11.17       1,310,836       1,860,378        (549,542)
Delaware VIP Capital Reserves Series                            33,380.562    9.97         332,804         326,306           6,498
Delaware VIP Cash Reserves Series                            1,281,406.930    1.00       1,281,407       1,281,407              --
Delaware VIP Growth Opportunities Series                        84,915.395   10.06         854,249       1,880,577      (1,026,328)
Delaware VIP High Yield Series                                 118,275.416    4.79         566,539         844,961        (278,422)
Delaware VIP Large Cap Value Series                            346,340.101   13.00       4,502,421       5,740,258      (1,237,837)
Dreyfus Small Company Stock Portfolio                          102,417.549   14.25       1,459,450       1,699,795        (240,345)
Dreyfus Stock Index Portfolio                                  401,271.065   22.47       9,016,561      12,947,415      (3,930,854)
Fidelity Asset Manager Portfolio                               661,623.814   12.75       8,435,704      10,553,835      (2,118,131)
Fidelity Contrafund Portfolio                                  190,594.256   18.10       3,449,756       4,683,988      (1,234,232)
Fidelity Growth Portfolio                                      292,316.139   23.44       6,851,890      11,643,726      (4,791,836)
Fidelity High Income Portfolio                                 295,523.461    5.93       1,752,454       1,731,886          20,568
Fidelity Investment Grade Bond Portfolio                       499,009.981   13.70       6,836,437       6,465,089         371,348
Fidelity Money Market Portfolio                              9,060,754.470    1.00       9,060,754       9,060,754              --
Fidelity Overseas Portfolio                                     44,989.391   10.98         493,984         838,763        (344,779)

                                    VA I-49

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

     The following is a summary of fund shares owned as of December 31, 2002:

                                                                              Net       Value of                      Unrealized
                                                                             Asset     Shares at        Cost of      Appreciation/
                       Sub-accounts                             Shares       Value       Market       Shares Held   (Depreciation)
----------------------------------------------------------  --------------  ------  --------------  --------------  --------------
Mercury HW International VIP Portfolio                         170,328.591  $ 8.26  $    1,406,914  $    1,884,485   $    (477,571)
Merrill Lynch American Balanced V.I. Fund                        1,037.966    9.43           9,788          12,197          (2,409)
Merrill Lynch Basic Value V.I. Fund                            600,540.768   10.85       6,515,867       8,182,452      (1,666,585)
Merrill Lynch Core Bond V.I. Fund                               49,145.734   12.11         595,155         577,135          18,020
Merrill Lynch Developing Capital Markets V.I. Fund              19,547.858    6.58         128,625         167,542         (38,917)
Merrill Lynch Domestic Money Market V.I. Fund                1,293,297.730    1.00       1,293,298       1,293,298              --
Merrill Lynch Global Allocation V.I. Fund                       58,259.706    8.62         502,199         724,546        (222,347)
Merrill Lynch Global Growth V.I. Fund                           91,125.685    6.43         585,938       1,234,553        (648,615)
Merrill Lynch High Current Income V.I. Fund                     86,691.722    6.69         579,968         784,796        (204,828)
Merrill Lynch Large Cap Core V.I. Fund                          65,742.787   19.35       1,272,123       2,071,309        (799,186)
Merrill Lynch Large Cap Growth V.I. Fund                        91,708.657    6.91         633,707         924,378        (290,671)
Merrill Lynch Small Cap Value V.I. Fund                        107,002.657   18.09       1,935,678       2,427,007        (491,329)
Merrill Lynch Utilities & Telecom V.I. Fund                     68,556.970    6.32         433,280         860,184        (426,904)
UIF Core Plus Fixed Income Portfolio                             3,714.983   11.12          41,311          42,574          (1,263)
UIF Equity Growth Portfolio                                      3,018.020   10.23          30,874          40,173          (9,299)
UIF Technology Portfolio                                         4,490.795    2.47          11,092          18,772          (7,680)
UIF Value Portfolio                                                249.456    9.83           2,452           3,232            (780)
Van Eck Worldwide Emerging Markets Fund                         68,768.542    7.89         542,584         631,169         (88,585)
Van Eck Worldwide Hard Assets Fund                              18,685.270   10.30         192,458         200,370          (7,912)
Vanguard 500 Index Fund                                             94.518   81.15           7,670           9,450          (1,780)
Vanguard LifeStrategy Conservative Growth Fund                   1,624.374   12.82          20,824          22,284          (1,460)
Vanguard LifeStrategy Growth Fund                                  562.689   14.36           8,080           9,390          (1,310)
Vanguard LifeStrategy Income Fund                                1,945.262   12.32          23,966          24,466            (500)
Vanguard Primecap Fund                                              64.780   38.66           2,504           3,144            (640)
Vanguard Prime Money Market Fund                                 6,158.110    1.00           6,158           6,158              --
Vanguard U.S. Growth Fund                                          408.143   12.06           4,922           6,358          (1,436)
Vanguard Wellington Fund                                           113.219   24.56           2,781           3,128            (347)
Vanguard Windsor Fund                                              206.149   12.00           2,474           3,113            (639)

Total                                                                               $1,813,501,783  $2,574,886,053   $(761,384,270)
                                                                                    ==============  ==============   =============

                                    VA I-50

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a)

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                     Sub-accounts
                                     -------------------------------------------------------------------------
                                                                                                   Alliance
                                                                                                   Americas
                                     AIM Capital   AIM Capital         AIM            AIM         Government
                                     Appreciation  Appreciation   International  International      Income
                                        Fund/2/      Fund/3/     Growth Fund/2/  Growth Fund/3/   Portfolio/1/
                                     ------------  ------------  --------------  --------------  -------------
Units, at the Beginning of the Year   1,675.483     210,905.974     1,250.897      285,544.639   2,680,204.648
Units Purchased                              --       1,957.781            --        1,276.756     297,419.077
Units Withdrawn                          (2.620)    (19,878.585)       (1.513)     (12,426.426)   (549,369.784)
Units Transferred between Funds         241.978     (20,459.843)           --     (127,959.787)  1,120,717.320
                                      ---------     -----------     ---------     ------------   -------------
Units, at the End of the Year         1,914.841     172,525.327     1,249.384      146,435.182   3,548,971.261
                                      =========     ===========     =========     ============   =============

                                                                                   Alliance       Alliance
                                       Alliance      Alliance       Alliance       Bernstein     Bernstein
                                       Americas      Bernstein      Bernstein        Real          Real
                                      Government   International  International     Estate        Estate
                                        Income         Value          Value       Investment     Investment
                                     Portfolio/2/   Portfolio/1/   Portfolio/2/   Portfolio/1/  Portfolio/2/
                                     ------------  -------------  -------------  -------------  ------------
Units, at the Beginning of the Year   44,441.816     379,508.360    13,018.420   1,716,032.288   105,313.722
Units Purchased                        9,423.916     271,350.992     6,088.219     223,904.744     4,773.471
Units Withdrawn                       (6,867.207)    (53,190.505)   (1,875.634)   (331,176.790)   (7,964.037)
Units Transferred between Funds       30,436.293     806,995.915    54,842.977     686,433.450    40,741.153
Units Transferred to Annuity                  --              --            --      (4,495.239)           --
                                      ----------   -------------    ----------   -------------   -----------
Units, at the End of the Year         77,434.818   1,404,664.762    72,073.982   2,290,698.453   142,864.309
                                      ==========   =============    ==========   =============   ===========

                                       Alliance       Alliance       Alliance      Alliance
                                       Bernstein      Bernstein     Bernstein     Bernstein       Alliance
                                        Small          Small         Utility       Utility       Bernstein
                                       Cap Value      Cap Value       Income        Income         Value
                                      Portfolio/1/  Portfolio/2/   Portfolio/1/  Portfolio/2/  Portfolio B/4/
                                     -------------  ------------  -------------  ------------  --------------
Units, at the Beginning of the Year  1,544,796.390    27,532.120  2,898,031.194    97,060.978   2,388,654.530
Units Purchased                        805,360.103    23,077.414    163,519.854     4,473.378   1,226,661.703
Units Withdrawn                       (264,024.857)  (10,738.725)  (342,769.204)   (4,165.800)   (359,329.248)
Units Transferred between Funds      1,456,777.472    73,791.522   (257,758.181)  (25,470.310)  2,363,526.812
Units Transferred to Annuity            (5,467.646)           --     (2,212.597)           --      (5,550.033)
                                     -------------   -----------  -------------   -----------   -------------
Units, at the End of the Year        3,537,441.462   113,662.331  2,458,811.066    71,898.246   5,613,963.764
                                     =============   ===========  =============   ===========   =============

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-51

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                    Sub-accounts
                                     ------------------------------------------------------------------------
                                        Alliance                                                  Alliance
                                        Berstein       Alliance       Alliance      Alliance    Global Dollar
                                         Value        Global Bond    Global Bond   Global Bond   Government
                                     Portfolio B/5/  Portfolio/1/   Portfolio/2/  Portfolio/3/  Portfolio/1/
                                     --------------  -------------  ------------  ------------  -------------
Units, at the Beginning of the Year     53,532.180     644,219.962   20,430.305    16,773.035     477,157.980
Units Purchased                         29,565.894     101,029.435    4,348.319            --      35,942.263
Units Withdrawn                         (5,460.669)   (151,396.256)  (1,074.857)   (3,964.218)    (95,691.142)
Units Transferred between Funds         82,197.951     470,120.898   11,488.724     4,654.114     482,238.182
Units Transferred to Annuity                    --      (1,275.890)          --            --      (3,099.146)
                                       -----------   -------------   ----------    ----------     -----------
Units, at the End of the Year          159,835.356   1,062,698.149   35,192.491    17,462.931     896,548.137
                                       ===========   =============   ==========    ==========     ===========

                                       Alliance
                                     Global Dollar     Alliance       Alliance      Alliance       Alliance
                                      Government        Growth         Growth        Growth        Growth
                                     Portfolio/2/    Portfolio/1/   Portfolio/2/  Portfolio/3/   Portfolio/4/
                                     -------------  --------------  ------------  ------------  -------------
Units, at the Beginning of the Year   12,365.148     7,309,996.907   217,196.882   262,882.619  2,337,208.867
Units Purchased                        3,885.004        23,910.906        14.155     1,132.715    315,271.984
Units Withdrawn                       (2,486.665)   (1,013,679.022)  (17,614.503)  (36,998.929)  (165,827.167)
Units Transferred between Funds       14,135.379      (951,515.114)  (39,159.066)  (26,958.440)     7,087.931
Units Transferred to Annuity                  --        (5,102.788)           --            --     (2,817.084)
                                      ----------    --------------   -----------   -----------  -------------
Units, at the End of the Year         27,898.866     5,363,610.889   160,437.468   200,057.965  2,490,924.531
                                      ==========    ==============   ===========   ===========  =============

                                                       Alliance       Alliance      Alliance       Alliance
                                       Alliance         Growth         Growth        Growth         Growth
                                        Growth         & Income       & Income      & Income       & Income
                                     Portfolio/5/    Portfolio/1/   Portfolio/2/  Portfolio/3/   Portfolio/4/
                                     ------------   --------------  ------------  ------------  -------------
Units, at the Beginning of the Year    74,265.998   11,231,684.755   337,171.526   591,650.230  4,597,812.396
Units Purchased                         2,904.640       30,016.069       537.556     1,166.560    859,501.995
Units Withdrawn                        (4,641.212)  (1,655,120.348)  (24,255.987)  (64,626.960)  (380,603.504)
Units Transferred between Funds        (2,694.504)  (1,009,723.995)  (46,347.791) (206,318.210)   647,774.166
Units Transferred to Annuity                   --       (4,106.042)           --            --     (2,867.465)
                                       ----------   --------------   -----------  ------------  -------------
Units, at the End of the Year          69,834.922    8,592,750.439   267,105.304   321,871.620  5,721,617.588
                                       ==========   ==============   ===========  ============  =============

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-52

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                      Sub-accounts
                                     --------------------------------------------------------------------------
                                        Alliance        Alliance       Alliance       Alliance      Alliance
                                     Growth & Income   High Yield     High Yield   International  International
                                      Portfolio/5/    Portfolio/1/   Portfolio/2/  Portfolio/1/    Portfolio/2/
                                     ---------------  -------------  ------------  -------------  -------------
Units, at the Beginning of the Year    157,141.494    3,170,428.789  122,439.702   4,256,222.363  118,392.615
Units Purchased                         26,200.167      388,723.057   12,609.994     187,682.147      638.751
Units Withdrawn                         (8,764.623)    (464,032.103) (17,066.603)   (634,003.862)  (2,845.422)
Units Transferred between Funds          5,824.696      526,360.448   35,165.965     (97,208.346)  (6,768.067)
Units Transferred to Annuity                    --       (7,566.284)          --        (248.046)          --
                                       -----------    -------------  -----------   -------------  -----------
Units, at the End of the Year          180,401.734    3,613,913.907  153,149.058   3,712,444.256  109,417.877
                                       ===========    =============  ===========   =============  ===========

                                        Alliance       Alliance       Alliance       Alliance       Alliance
                                      Money Market   Money Market   Money Market   Money Market  Premier Growth
                                      Portfolio/1/   Portfolio/2/   Portfolio/4/   Portfolio/5/   Portfolio/1/
                                     --------------  ------------  --------------  ------------  --------------
Units, at the Beginning of the Year   6,134,815.434  119,747.183    3,525,516.883   62,015.619   12,017,393.027
Units Purchased                          30,580.104      773.810    2,166,425.016   33,310.679       46,070.609
Units Withdrawn                      (2,520,558.136) (42,097.011)  (2,105,761.384)  (8,444.317)  (1,391,598.528)
Units Transferred between Funds       1,389,762.278   65,374.868      (37,357.510) (18,431.678)  (1,730,508.388)
Units Transferred to Annuity            (10,022.975)          --      (46,933.122)          --       (3,981.896)
                                     --------------  -----------   --------------  -----------   --------------
Units, at the End of the Year         5,024,576.705  143,798.850    3,501,889.883   68,450.303    8,937,374.824
                                     ==============  ===========   ==============  ===========   ==============

                                        Alliance        Alliance        Alliance        Alliance
                                     Premier Growth  Premier Growth  Premier Growth  Premier Growth       Alliance
                                      Portfolio/2/    Portfolio/3/    Portfolio/4/    Portfolio/5/   Quassar Portfolio/1/
                                     --------------  --------------  --------------  --------------  --------------------
Units, at the Beginning of the Year    512,622.086     89,138.223    3,127,394.805    121,580.394       5,098,525.154
Units Purchased                          1,749.717             --      559,430.682     13,951.001         269,004.320
Units Withdrawn                        (49,854.366)   (11,079.607)    (230,137.014)    (7,866.204)       (601,629.187)
Units Transferred between Funds       (107,607.687)   173,280.483      170,516.746     (4,263.510)        (93,701.548)
Units Transferred to Annuity                    --             --       (1,201.091)            --          (1,593.661)
                                      ------------    -----------    -------------    -----------       -------------
Units, at the End of the Year          356,909.750    251,339.099    3,626,004.128    123,401.681       4,670,605.078
                                      ============    ===========    =============    ===========       =============

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-53

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                            Sub-accounts
                                     ----------------------------------------------------------------------------------------
                                                                                    Alliance       Alliance        Alliance
                                          Alliance              Alliance           Technology     Technology      Technology
                                     Quassar Portfolio/2/  Quassar Portfolio/3/   Portfolio/1/   Portfolio/2/    Portfolio/3/
                                     --------------------  --------------------  --------------  ------------    ------------
Units, at the Beginning of the Year      215,396.312            62,517.804        8,743,308.657   428,060.723      154,500.139
Units Purchased                           12,200.254               222.152           43,857.945       788.994          942.686
Units Withdrawn                          (11,361.038)           (6,614.833)      (1,012,700.639)  (27,105.868)     (19,471.025)
Units Transferred between Funds            4,504.918            (5,407.160)      (1,273,217.977) (103,578.257)     (13,598.496)
Units Transferred to Annuity                      --                    --           (4,755.396)           --              --
                                      --------------           -----------       --------------  ------------     -----------
Units, at the End of the Year            220,740.446            50,717.963        6,496,492.590   298,165.592      122,373.304
                                      ==============           ===========       ==============  ============     ===========

                                          Alliance              Alliance            Alliance        Alliance       Alliance
                                         Technology            Technology         Total Return   Total Return    Total Return
                                        Portfolio/4/          Portfolio/5/        Portfolio/1/   Portfolio/2/    Portfolio/3/
                                       -------------          ------------       -------------   ------------    -------------
Units, at the Beginning of the Year    2,196,650.645           127,344.415        6,989,487.677   176,711.905      104,737.534
Units Purchased                          215,668.616             4,708.989          689,851.799    23,077.640           44.918
Units Withdrawn                         (172,299.252)           (6,963.751)        (975,184.366)  (28,043.578)     (14,252.536)
Units Transferred between Funds          (19,791.050)          (10,614.946)       1,044,007.174    14,935.101        1,281.278
Units Transferred to Annuity              (4,525.582)                   --           (4,998.179)           --               --
                                      --------------           -----------       --------------  ------------     ------------
Units, at the End of the Year          2,215,703.377           114,474.707        7,743,164.105   186,681.068       91,811.194
                                      ==============           ===========       ==============  -===========     -===========

                                         Alliance                Alliance           Alliance        Alliance
                                       US Government/         US Government/     US Government/  US Government/    Alliance
                                         High Grade             High Grade         High Grade      High Grade      Worldwide
                                         Securities             Securities         Securities      Securities    Privatization
                                        Portfolio/1/           Portfolio/2/       Portfolio/4/    Portfolio/5/    Portfolio/1/
                                      ---------------         --------------     --------------  -------------   -------------
Units, at the Beginning of the Year    6,387,464.570           125,819.198          213,700.826     8,794.050    2,067,502.815
Units Purchased                          924,505.555            49,625.005            5,942.802            --       38,753.348
Units Withdrawn                       (1,323,656.234)          (14,899.818)         (51,065.923)   (2,168.397)    (289,116.234)
Units Transferred between Funds        3,219,950.628            81,545.590           86,588.791     9,980.483     (228,411.891)
Units Transferred to Annuity             (13,858.657)                   --                   --            --         (484.460)
                                      --------------           -----------       --------------  ------------    -------------
Units, at the End of the Year          9,194,405.862           242,089.975          255,166.496    16,606.136    1,588,243.578
                                      ==============           ===========       ==============  ============    =============

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-54

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                 Sub-accounts
                                     ----------------------------------------------------------------------
                                       Alliance       Brinson        Brinson       Delaware       Delaware
                                       Worldwide      Tactical       Tactical        VIP            VIP
                                     Privatization   Allocation     Allocation     Balanced      Balanced
                                     Portofolio/2/  Portfolio/1/   Portofolio/2/  Series/1/      Series/1/
                                     -------------  -------------  -------------  ----------    -----------
Units, at the Beginning of the Year    89,563.526   1,945,619.768   248,176.421   11,664.338     72,289.467
Units Purchased                         1,054.671       2,230.573     1,047.473           --             --
Units Withdrawn                        (4,194.516)   (139,686.089)  (33,901.205)    (323.309)   (18,695.552)
Units Transferred between Funds       (10,421.351)   (242,059.922)  (31,606.579)          --     (5,009.235)
                                     ------------   -------------   -----------   ----------    -----------
Units, at the End of the Year          76,002.330   1,566,104.330   183,716.110   11,341.029     48,584.680
                                     ============   =============   ===========   ==========    ===========

                                                       Delaware                                   Delaware
                                       Delaware          VIP          Delaware      Delaware        VIP
                                     VIP Capital       Capital        VIP Cash      VIP Cash       Growth
                                       Reserves        Reserves       Reserves      Reserves    Opportunities
                                       Series/1/       Series/1/      Series/1/     Series/1/      Series/1/
                                     ------------   -------------   -----------   ----------    -------------
Units, at the Beginning of the Year    22,694.013       8,327.667    51,145.542      139.307      7,369.049
Units Purchased                                --              --            --           --             --
Units Withdrawn                       (15,159.329)         (3.911)   (6,390.469)    (820.372)      (618.477)
Units Transferred between Funds         1,955.841              --    33,139.069      681.065       (443.421)
                                      -----------       ---------    ----------     --------      ---------
Units, at the End of the Year           9,490.525       8,323.756    77,894.142           --      6,307.151
                                      ===========       =========    ==========     ========      =========

                                       Delaware        Delaware       Delaware
                                          VIP            VIP            VIP        Delaware       Delaware
                                         Growth          High           High       VIP Large      VIP Large
                                     Opportunities      Yield          Yield      Cap Value      Cap Value
                                       Series/1/       Series/1/      Series/1/     Series/1/     Series/1/
                                     -------------  -------------   -----------   ----------    -----------
Units, at the Beginning of the Year    44,502.245       4,911.075    33,650.874    5,797.343    219,986.074
Units Purchased                                --              --            --           --             --
Units Withdrawn                        (1,284.029)         53.258    (3,379.238)      (1.169)   (32,152.338)
Units Transferred between Funds        (6,445.807)        (89.050)     (249.571)          --    (13,551.918)
Units Transferred to Annuity                                                                     (4,378.415)
                                       ----------       ---------    ----------    ---------    -----------
Units, at the End of the Year          36,772.409       4,875.283    30,022.065    5,796.174    169,903.403
                                       ==========       =========    ==========    =========    ===========

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-55

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                 Sub-accounts
                                     --------------------------------------------------------------------
                                        Dreyfus       Dreyfus
                                         Small         Small                                   Fidelity
                                        Company       Company       Dreyfus       Dreyfus       Asset
                                         Stock         Stock     Stock Index   Stock Index     Manager
                                     Portfolio/3/  Portfolio/2/  Portfolio/3/  Portfolio/2/  Portfolio/2/
                                     ------------  ------------  ------------  ------------  ------------
Units, at the Beginning of the Year  178,061.914    1,042.012    814,798.202    1,658.116      1,046.490
Units Purchased                           82.294           --      3,768.430           --             --
Units Withdrawn                      (17,255.970)      (0.702)   (96,714.915)      (0.552)            --
Units Transferred between Funds        4,259.719           --    (70,010.716)     433.250        523.710
                                     -----------    ---------    -----------    ---------      ---------
Units, at the End of the Year        165,147.957    1,041.310    651,841.001    2,090.814      1,570.200
                                     ===========    =========    ===========    =========      =========

                                       Fidelity
                                        Asset        Fidelity      Fidelity      Fidelity      Fidelity
                                       Manager      Contrafund    Contrafund      Growth        Growth
                                     Portfolio/3/  Portfolio/2/  Portfolio/3/  Portfolio/3/  Portfolio/2/
                                     ------------  ------------  ------------  ------------  ------------
Units, at the Beginning of the Year   861,766.428     125.358    367,981.603    747,282.357     79.093
Units Purchased                         1,224.165          --      1,441.522      3,708.980         --
Units Withdrawn                      (113,792.689)     (0.703)   (58,759.969)  (121,669.905)    (0.444)
Units Transferred between Funds      (116,285.362)         --     (8,758.031)   (68,876.225)        --
Units Transferred to Annuity
                                     ------------     -------    -----------   ------------     ------
Units, at the End of the Year         632,912.542     124.655    301,905.125    560,445.207     78.649
                                     ============     =======    ===========   ============     ======

                                       Fidelity      Fidelity      Fidelity      Fidelity      Fidelity
                                         High          High       Investement      Money         Money
                                        Income        Income      Grade Bond       Market        Market
                                     Portfolio/3/  Portfolio/2/  Portfolio/3/  Portfolio/2/  Portfolio/3/
                                     ------------  ------------  ------------  ------------  -------------
Units, at the Beginning of the Year  289,878.300    1,170.894    367,546.118     2,483.238    985,366.605
Units Purchased                          384.884           --        329.150            --      7,341.459
Units Withdrawn                      (49,048.199)      (0.796)   (62,260.766)       (3.580)  (444,446.967)
Units Transferred between Funds      (39,497.765)          --    143,445.606    (2,045.543)   178,254.463
                                     -----------    ---------    -----------    ----------   ------------
Units, at the End of the Year        201,717.220    1,170.098    449,060.108       434.115    726,515.560
                                     ===========    =========    ===========    ==========   ============

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-56

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                   Sub-accounts
                                     ------------------------------------------------------------------------
                                                    Mercury HW      Mercury HW   Merrill Lynch
                                       Fidelity    International  International     American    Merrill Lynch
                                       Overseas         VIP            VIP          Balanced     Basic Value
                                     Portfolio/3/  Por1folio/1/   Portfolio/2/    V.I. Fund/1/   V.I. Fund/1/
                                     ------------  -------------  -------------  -------------  -------------
Units, at the Beginning of the Year   57,864.526    176,533.020    10,911.101      1,179.590     592,994.409
Units Purchased                          226.506         84.955            --             --         314.805
Units Withdrawn                       (4,838.328)   (13,865.959)     (793.251)        (1.794)    (74,144.860)
Units Transferred between Funds        1,460.962     (2,021.387)   (1,271.934)            --     (20,854.839)
Units Transferred to Annuity                                               --             --        (681.756)
                                      ----------    -----------     ---------      ---------     -----------
Units, at the End of the Year         54,713.666    160,730.629     8,845.916      1,177.796     497,627.759
                                      ==========    ===========     =========      =========     ===========

                                                                                    Merrill Lynch    Merrill Lynch
                                     Merrill Lynch  Merrill Lynch   Merrill Lynch    Developing        Developing
                                      Basic Value   Core Bond V.I.   Core Bond     Capital Markets  Capital Markets
                                      V.I. Fund/2/     Fund/1/       V.I. Fund/2/    V.I. Fund/1/     V.I. Fund/2/
                                     -------------  --------------  -------------  ---------------  ---------------
Units, at the Beginning of the Year   65,326.878      50,950.882      3,315.049       14,688.520       4,488.576
Units Purchased                               --              --             --               --              --
Units Withdrawn                       (6,998.105)       (748.069)        (3.311)         (19.761)       (137.402)
Units Transferred between Funds       (2,574.758)     (6,576.487)            --         (167.890)       (364.087)
                                      ----------      ----------      ---------       ----------       ---------
Units, at the End of the Year         55,754.015      43,626.326      3,311.738       14,500.869       3,987.087
                                      ==========      ==========      =========       ==========       =========

                                     Merrill Lynch  Merrill Lynch  Merrill Lynch  Merrill Lynch
                                       Domestic        Domestic       Global         Global      Merrill Lynch
                                      Money Market  Money Market    Allocations    Allocations   Global Growth
                                      V.I. Fund/1/  V.I. Fund/2/    V.I. Fund/1/   V.I. Fund/2/   V.I. Fund/1/
                                     -------------  -------------  -------------  -------------  -------------
Units, at the Beginning of the Year   118,201.091     5,156.909      76,765.743    12,250.577     101,771.467
Units Purchased                             2.190            --          51.153            --         234.363
Units Withdrawn                       (22,736.842)     (940.388)    (18,042.410)   (3,132.020)     (2,604.451)
Units Transferred between Funds        16,154.454    (4,014.358)    (13,976.930)     (104.741)        133.959
                                      -----------    ----------     -----------    ----------     -----------
Units, at the End of the Year         111,620.893       202.163      44,797.556     9,013.816      99,535.338
                                      ===========    ==========     ===========    ==========     ===========

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-57

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ACCUMULATION PERIOD:

                                                                   Sub-accounts
                                     -------------------------------------------------------------------------
                                                    Merrill Lynch  Merrill Lynch  Merrill Lynch  Merrill Lynch
                                     Merrill Lynch   High Current   High Current    Large Cap      Large Cap
                                     Global Growth      Income        Income          Core           Core
                                      V.I. Fund/2/   V.I. Fund/1/  V.I. Fund/2/   V.I. Fund/1/   V.I. Fund/2/
                                     -------------  -------------  -------------  -------------  -------------
Units, at the Beginning of the Year    2,263.480      70,160.111      193.045      126,262.159     3,159.619
Units Purchased                               --              --           --               --            --
Units Withdrawn                       (2,263.480)     (3,901.576)    (174.686)      (9,720.934)     (630.368)
Units Transferred between Funds               --      (2,065.023)     (18.359)       8,209.138       610.656
                                      ----------      ----------     --------      -----------     ---------
Units, at the End of the Year                 --      64,193.512           --      124,750.363     3,139.907
                                      ==========      ==========     ========      ===========     =========

                                     Merrill Lynch  Merrill Lynch  Merrill Lynch
                                       Large Cap       Natural        Natural     Merrill Lynch  Merrill Lynch
                                        Growth        Resources      Resources      Small Cap      Small Cap
                                      V.I. Fund/1/  Focus Fund/1/  Focus Fund/2/   V.I. Fund/1/   V.I. Fund/2/
                                     -------------  -------------  -------------  -------------  -------------
Units, at the Beginning of the Year   80,146.632      2,842.729       576.469      120,804.115    29,629.570
Units Purchased                          213.291             --            --           54.985            --
Units Withdrawn                         (698.419)        (2.298)       (0.710)      (3,209.878)   (2,834.607)
Units Transferred between Funds       14,731.677     (2,840.431)     (575.759)       9,530.064       (43.184)
Units Transferred to Annuity                  --
                                      ----------     ----------      --------      -----------    ----------
Units, at the End of the Year         94,393.181             --            --      127,179.286    26,751.779
                                      ==========     ==========      ========      ===========    ==========

                                     Merrill Lynch  Merrill Lynch      Van Eck         Van Eck
                                      Utilities &    Utilities &      Worldwide        Worldwide
                                        Telecom        Telecom     Emerging Markets   Hard Assets
                                      V.I. Fund/1/   V.I. Fund/2/      Fund/3/       Portfolio/3/
                                     -------------  -------------  ----------------  ------------
Units, at the Beginning of the Year    69,971.999     1,946.757       69,214.522      26,544.085
Units Purchased                           131.470            --          727.575         244.636
Units Withdrawn                       (13,138.470)   (1,926.295)     (11,843.031)     (4,410.923)
Units Transferred between Funds       (13,675.293)       16.332       27,696.916       3,468.062
                                      -----------    ----------      -----------      ----------
Units, at the End of the Year          43,289.706        36.794       85,795.982      25,845.860
                                      ===========    ==========      ===========      ==========

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-58

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ANNUITY PERIOD:

                                                                         Sub-accounts
                                     --------------------------------------------------------------------------------------
                                         AIM            Alliance      AllianceBernstein       Alliance          Alliance
                                       Capital          Americas         Real Estate     Bernstein Utility       Global
                                     Appreciation  Government Income      Investment           Income             Bond
                                       Fund/2/        Portfolio/1/       Portfolio/1/       Portfo1io/1/       Portfolio/1/
                                     ------------  -----------------  -----------------  -----------------     ------------
Units, at the Beginning of the Year   1,924.545        3,625.359          4,019.578              238.062           579.516
Units Purchased                              --               --                 --                   --                --
Units Withdrawn                         (99.613)        (769.249)        (2,475.898)             (63.921)       (1,445.528)
Units Transferred from Accumulation          --               --          4,540.970                   --         1,279.560
                                      ---------        ---------         ----------              -------        ----------
Units, at the End of the Year         1,824.932        2,856.110          6,084.650              174.141           413.548
                                      =========        =========         ==========              =======        ==========

                                        Alliance
                                     Global Dollar                          Alliance                             Alliance
                                       Government       Alliance          Growth & Income  Alliance Growth &    High Yield
                                      Portfolio/1/ Growth Portfolio/1/    Portfolio/1/    Income Portfolio/2/  Portfolio/1/
                                     ------------- -------------------   ---------------  -------------------  ------------
Units, at the Beginning of the Year     397.207       11,004.616         30,701.798            2,626.994         7,611.339
Units Purchased                              --               --                 --                   --                --
Units Withdrawn                         403.775       (2,667.511)        (5,147.933)            (195.526)       (4,710.782)
Units Transferred from Accumulation      94.520          707.360            652.350                   --             5.570
                                        -------       ----------         ----------            ---------        ----------
Units, at the End of the Year           895.502        9,044.465         26,206.215            2,431.468         2,906.127
                                        =======       ==========         ==========            =========        ==========

                                        Alliance       Alliance                                                  Alliance
                                     International   Money Market       Alliance Premier    Alliance Premier      Quasar
                                      Portfolio/1/    Portfolio/1/    Growth Portfolio/1/  Growth Portfolio/2/  Portfolio/1/
                                     ------------- ---------------    -------------------  -------------------  ------------
Units, at the Beginning of the Year    3,414.874      18,812.504         21,693.712            2,022.763        10,264.444
Units Purchased                               --              --                 --                   --                --
Units Withdrawn                         (797.322)    (14,332.922)        (6,685.129)            (157.464)       (2,624.618)
Units Transferred from Accumulation      248.050              --            492.860                   --           627.990
                                       ---------     -----------         ----------            ---------        ----------
Units, at the End of the Year          2,865.602       4,479.582         15,501.443            1,865.299         8,267.816
                                       =========     ===========         ==========            =========        ==========

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Profile product.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-59

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ANNUITY PERIOD:

                                                                    Sub-accounts
                                     -------------------------------------------------------------------------
                                                                    Alliance US       Alliance       Brinson
                                       Alliance      Alliance     Government/High    Worldwide      Tactical
                                      Technology   Total Return  Grade Securities  Privatization   Allocation
                                     Portfolio/1/  Portfolio/1/    Portfolio/1/     Portfolio/1/  Portfolio/1/
                                     ------------  ------------  ----------------  -------------  ------------
Units, at the Beginning of the Year   13,736.214     7,234.549       5,987.365       8,356.897      1,684.833
Units Purchased                               --            --              --              --             --
Units Withdrawn                       (3,855.545)   (1,839.991)     (4,346.602)     (2,329.129)      (461.710)
Units Transferred from Accumulation      747.880       431.290      10,429.080         484.460             --
                                      ----------    ----------      ----------      ----------      ---------
Units, at the End of the Year         10,628.549     5,825.848      12,069.843       6,512.228      1,223.123
                                      ==========    ==========      ==========      ==========      =========

                                     Delaware VIP
                                       Large Cap      Dreyfus      Fidelity       Fidelity      Fidelity
                                         Value      Stock Index  Asset Manager   Contrafund      Growth
                                       Series/1/   Portfolio/3/  Portfolio/3/   Portfolio/2/  Portfolio/3/
                                     ------------  ------------  -------------  ------------  ------------
Units, at the Beginning of the Year   1,382.982     3,517.428      1,851.382     1,825.406      2,187.613
Units Purchased                              --            --             --            --             --
Units Withdrawn                        (185.349)     (264.055)      (144.112)      (94.449)      (170.323)
Units Transferred from Accumulation          --            --             --            --             --
                                      ---------     ---------      ---------     ---------      ---------
Units, at the End of the Year         1,197.633     3,253.373      1,707.270     1,730.957      2,017.290
                                      =========     =========      =========     =========      =========

                                       Fidelity      UIF Core
                                      Investment    Plus Fixed        UIF           UIF            UIF
                                      Grade Bond      Income     Equity Growth   Technology       Value
                                     Portfolio/3/  Portfolio/1/  Portfolio/1/   Portfolio/1/  Portfolio/1/
                                     ------------  ------------  -------------  ------------  ------------
Units, at the Beginning of the Year   4,875.263      4,354.222     4,520.264     1,992.857      496.626
Units Purchased                              --             --            --            --           --
Units Withdrawn                        (329.362)      (294.149)     (306.606)     (133.054)     (37.927)
Units Transferred from Accumulation          --         17.108        18.514         7.344        3.855
                                      ---------      ---------     ---------     ---------      -------
Units, at the End of the Year         4,545.901      4,077.181     4,232.172     1,867.147      462.554
                                      =========      =========     =========     =========      =======

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Profile product.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-60

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units (a) - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

CONTRACTS IN ANNUITY PERIOD:

                                                                       Sub-accounts
                                     --------------------------------------------------------------------------------
                                                        Vanguard
                                                      LifeStrategy      Vanguard        Vanguard
                                      Vanguard 500    Conservative    LifeStrategy    LifeStrategy       Vanguard
                                      Index Fund/1/  Growth Fund/1/  Income Fund/1/  Growth Fund/1/  Primecap Fund/1/
                                     --------------  --------------  --------------  --------------  ----------------
Units, at the Beginning of the Year           --               --              --              --              --
Units Purchased                          924.616        2,149.588       2,384.212         887.005         315.236
Units Withdrawn                               --               --              --              --              --
Units Transferred from Accumulation      (56.429)       1,279.585        (333.891)        492.835         (19.196)
                                         -------        ---------       ---------       ---------         -------
Units, at the End of the Year            868.187        3,429.173       2,050.321       1,379.840         296.040
                                         =======        =========       =========       =========         =======
                                        Vanguard        Vanguard        Vanguard
                                       Prime Money     U.S. Growth     Wellington       Vanguard
                                     Market Fund/1/      Fund/1/         Fund/1/      Windsor Fund
                                     --------------    -----------     ----------     ------------
Units, at the Beginning of the Year           --               --              --              --
Units Purchased                          579.089          655.237         293.698         305.041
Units Withdrawn                               --               --              --              --
Units Transferred from Accumulation      (10.487)         (62.408)         (6.512)        (11.016)
                                         -------        ---------       ---------       ---------
Units, at the End of the Year            568.602          592.829         287.186         294.025
                                         =======        =========       =========       =========

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Profile product.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

                                    VA I-61

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                                             Total
                                                                                                      Investment   Expense  Return
                     Sub-accounts                              Units (a)    Unit Value   Net Assets  Income Ratio   Ratio     (b)
-----------------------------------------------------  ----  -------------  ----------  -----------  ------------  -------  ------
/2/AIM Capital Appreciation Fund
                                                       2002      1,914.841    $ 7.98    $    15,273      0.00%      1.45%   -25.45%
                                                       2001      1,675.483     10.70         17,925     11.40%      1.45%   -24.39%
/3/AIM Capital Appreciation Fund
                                                       2002    174,350.259      8.00      1,394,185      0.00%      1.40%   -25.41%
                                                       2001    212,830.519     10.72      2,281,641      6.67%      1.40%   -24.34%
/2/AIM International Growth Fund
                                                       2002      1,249.384      7.98          9,975      0.60%      1.45%   -16.89%
                                                       2001      1,250.897      9.61         12,017      5.64%      1.45%   -24.65%
/3/AIM International Growth Fund
                                                       2002    146,435.182      8.00      1,172,168      0.39%      1.40%   -16.85%
                                                       2001    285,544.639      9.63      2,748,812      2.14%      1.40%   -24.62%
/1/Alliance Americas Government Income Portfolio
                                                       2002  3,551,827.371     18.19     64,615,635      5.15%      1.40%     9.45%
                                                       2001  2,683,830.007     16.62     44,609,351      7.01%      1.40%     2.16%
/2/Alliance Americas Government Income Portfolio
                                                       2002     77,434.818     18.14      1,404,897      5.37%      1.45%     9.40%
                                                       2001     44,441.816     16.58        737,059      5.42%      1.45%     2.06%
/1/AllianceBernstein International Value Portfolio
                                                       2002  1,404,664.762      9.15     12,846,278      0.14%      1.40%    -6.47%
                                                       2001    379,508.360      9.78      3,710,767      0.00%      1.40%    -2.22%
/2/AllianceBernstein International Value Portfolio
                                                       2002     72,073.982      9.14        658,598      0.11%      1.45%    -6.51%
                                                       2001     13,018.420      9.77        127,249      0.00%      1.45%    -2.25%
/1/AllianceBernstein Real Estate Investment Portfolio
                                                       2002  2,296,783.103     12.55     28,819,965      2.79%      1.40%     1.17%
                                                       2001  1,720,051.866     12.40     21,332,597      3.10%      1.40%     9.27%
/2/AllianceBernstein Real Estate Investment Portfolio
                                                       2002    142,864.309     12.51      1,787,800      2.90%      1.45%     1.12%
                                                       2001    105,313.722     12.37      1,303,245      2.57%      1.45%     9.22%
/1/AllianceBernstein Small Cap Value Portfolio
                                                       2002  3,537,441.462     10.24     36,240,688      0.37%      1.40%    -7.50%
                                                       2001  1,544,796.390     11.08     17,109,741      0.00%      1.40%    10.76%
/2/AllianceBernstein Small Cap Value Portfolio
                                                       2002    113,662.331     10.24      1,163,486      0.31%      1.45%    -7.55%
                                                       2001     27,532.120     11.07        304,836      0.00%      1.45%    10.72%
/1/AllianceBernstein Utility Income Portfolio
                                                       2002  2,458,985.207     14.46     35,555,868      1.83%      1.40%   -23.20%
                                                       2001  2,898,269.256     18.83     54,569,784      4.50%      1.40%   -23.59%
/2/AllianceBernstein Utility Income Portfolio
                                                       2002     71,898.246     14.42      1,036,802      1.66%      1.45%   -23.24%
                                                       2001     97,060.978     18.79      1,823,466      4.61%      1.45%   -23.63%
/4/Alliance Bernstein Value Portfolio B
                                                       2002  5,613,963.764      8.56     48,074,324      0.22%      1.40%   -14.16%
                                                       2001  2,388,654.530      9.98     23,829,454      0.00%      1.40%    -0.24%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-62

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                                       Total
                                                                                                 Investment   Expense  Return
                 Sub-accounts                            Units (a)    Unit Value   Net Assets   Income Ratio   Ratio    (b)
----------------------------------------------  ----  --------------  ----------  ------------  ------------  -------  ------
/5/Alliance Bernstein Value Portfolio B
                                                2002     159,835.356    $ 8.56    $  1,367,582      0.21%      1.45%   -14.20%
                                                2001      53,532.180      9.97         533,864      0.00%      1.45%    -0.27%
/1/Alliance Global Bond Portfolio
                                                2002   1,063,111.697     15.49      16,462,865      0.85%      1.40%    15.29%
                                                2001     644,799.478     13.43       8,660,882      0.00%      1.40%    -1.67%
/2/Alliance Global Bond Portfolio
                                                2002      35,192.491     15.44         543,499      0.90%      1.45%    15.23%
                                                2001      20,430.305     13.40         273,811      0.00%      1.45%    -1.74%
/3/Alliance Global Bond Portfolio
                                                2002      17,462.931     11.62         202,924      0.88%      1.40%    15.29%
                                                2001      16,773.035     10.08         169,060      0.00%      1.40%    -1.67%
/1/Alliance Global Dollar Government Portfolio
                                                2002     897,443.639     21.67      19,451,085      6.54%      1.40%    14.53%
                                                2001     477,555.187     18.92       9,037,648     10.46%      1.40%     7.83%
/2/Alliance Global Dollar Government Portfolio
                                                2002      27,898.866     21.62         603,039      9.23%      1.45%    14.47%
                                                2001      12,365.148     18.88         233,491      9.61%      1.45%     7.78%
/1/Alliance Growth Portfolio
                                                2002   5,372,655.354     16.63      89,354,118      0.00%      1.40%   -29.08%
                                                2001   7,321,001.523     23.45     171,677,981     14.20%      1.40%   -24.55%
/2/Alliance Growth Portfolio
                                                2002     160,437.468     16.59       2,661,047      0.00%      1.45%   -29.11%
                                                2001     217,196.882     23.40       5,082,022     13.42%      1.45%   -24.57%
/3/Alliance Growth Portfolio
                                                2002     200,057.965     11.50       2,300,171      0.00%      1.40%   -29.08%
                                                2001     262,882.619     16.21       4,261,717     14.34%      1.40%   -24.53%
/4/Alliance Growth Portfolio
                                                2002   2,490,924.531     16.48      41,040,545      0.00%      1.40%   -29.26%
                                                2001   2,337,208.867     23.29      54,439,422     14.93%      1.40%   -24.72%
/5/Alliance Growth Portfolio
                                                2002      69,834.922     16.43       1,147,483      0.00%      1.45%   -29.30%
                                                2001      74,265.998     23.24       1,726,017     13.52%      1.45%   -24.76%
/1/Alliance Growth & Income Portfolio
                                                2002   8,618,956.654     27.15     233,967,594      0.64%      1.40%   -23.14%
                                                2001  11,262,386.553     35.32     397,752,465      5.00%      1.40%    -1.05%
/2/Alliance Growth & Income Portfolio
                                                2002     267,105.304     27.07       7,231,116      0.64%      1.45%   -23.18%
                                                2001     337,171.526     35.24      11,881,538      4.76%      1.45%    -1.10%
/3/Alliance Growth & Income Portfolio
                                                2002     324,303.088     16.84       5,460,606      0.60%      1.40%   -23.14%
                                                2001     594,277.224     21.91      13,018,480      5.11%      1.40%    -1.06%
/4/Alliance Growth & Income Portfolio
                                                2002   5,721,617.588     26.91     153,966,195      0.58%      1.40%   -23.35%
                                                2001   4,597,812.396     35.11     161,410,548      3.98%      1.40%    -1.25%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-63

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                               Total
                                                                                        Investment   Expense  Return
          Sub-accounts                          Units (a)    Unit Value   Net Assets   Income Ratio   Ratio    (b)
-------------------------------------  ----  --------------  ----------  ------------  ------------  -------  ------
/5/Alliance Growth & Income Portfolio
                                       2002     180,401.734    $26.84    $  4,841,378      0.61%      1.45%   -23.39%
                                       2001     157,141.494     35.03       5,504,411      4.67%      1.45%    -1.30%
/1/Alliance High Yield Portfolio
                                       2002   3,616,820.034      8.54      30,883,503      6.46%      1.40%    -4.38%
                                       2001   3,178,040.128      8.93      28,379,789      7.58%      1.40%     1.59%
/2/Alliance High Yield Portfolio
                                       2002     153,149.058      8.52       1,304,314      6.00%      1.45%    -4.43%
                                       2001     122,439.702      8.91       1,091,082      7.26%      1.45%     1.49%
/1/Alliance International Portfolio
                                       2002   3,715,309.858      9.74      36,169,007      0.05%      1.40%   -16.45%
                                       2001   4,259,637.237     11.65      49,635,643      5.70%      1.40%   -23.44%
/2/Alliance International Portfolio
                                       2002     109,417.877      9.71       1,062,310      0.05%      1.45%   -16.50%
                                       2001     118,392.615     11.63       1,376,526      5.53%      1.45%   -23.46%
/1/Alliance Money Market Portfolio
                                       2002   5,029,056.287     12.92      64,965,075      1.07%      1.40%    -0.30%
                                       2001   6,153,627.938     12.96      79,733,336      3.38%      1.40%     2.11%
/2/Alliance Money Market Portfolio
                                       2002     143,798.850     12.88       1,852,554      1.24%      1.45%    -0.35%
                                       2001     119,747.183     12.93       1,548,151      3.87%      1.45%     2.04%
/4/Alliance Money Market Portfolio
                                       2002   3,501,889.883     12.81      44,846,578      0.87%      1.40%    -0.55%
                                       2001   3,525,516.883     12.88      45,399,463      2.47%      1.40%     1.88%
/5/Alliance Money Market Portfolio
                                       2002      68,450.303     12.77         874,227      0.95%      1.45%    -0.60%
                                       2001      62,015.619     12.85         796,835      3.24%      1.45%     1.81%
/1/Alliance Premier Growth Portfolio
                                       2002   8,952,876.267     20.31     181,817,723      0.00%      1.40%   -31.61%
                                       2001  12,039,086.739     29.70     357,501,371      5.24%      1.40%   -18.38%
/2/Alliance Premier Growth Portfolio
                                       2002     356,909.750     20.25       7,228,588      0.00%      1.45%   -31.64%
                                       2001     512,622.086     29.63      15,188,700      5.13%      1.45%   -18.40%
/3/Alliance Premier Growth Portfolio
                                       2002     253,204.398      9.16       2,319,470      0.00%      1.40%   -31.61%
                                       2001      91,160.986     13.39       1,221,060      5.39%      1.40%   -18.38%
/4/Alliance Premier Growth Portfolio
                                       2002   3,626,004.128     20.17      73,126,803      0.00%      1.40%   -31.80%
                                       2001   3,127,394.805     29.57      92,485,049      5.06%      1.40%   -18.56%
/5/Alliance Premier Growth Portfolio
                                       2002     123,401.681     20.11       2,481,937      0.00%      1.45%   -31.84%
                                       2001     121,580.394     29.51       3,587,496      5.63%      1.45%   -18.60%
/1/Alliance Quasar Portfolio
                                       2002   4,678,872.894      7.21      33,738,091      0.00%      1.40%   -32.72%
                                       2001   5,108,789.598     10.72      54,752,873      3.14%      1.40%   -13.99%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-64

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                        Investment            Total
                                                                                   Unit                   Income    Expense  Return
                       Sub-accounts                                  Units (a)    Value    Net Assets      Ratio     Ratio     (b)
-----------------------------------------------------------  ----  -------------  ------  ------------  ----------  -------  ------
/2/Alliance Quasar Portfolio
                                                             2002    220,740.446  $ 7.19  $  1,587,382     0.00%     1.45%   -32.75%
                                                             2001    215,396.312   10.69     2,303,378     3.10%     1.45%   -14.04%
/3/Alliance Quasar Portfolio
                                                             2002     50,717.963    7.01       355,433     0.00%     1.40%   -32.72%
                                                             2001     62,517.804   10.42       651,192     3.05%     1.40%   -13.99%
/1/Alliance Technology Portfolio
                                                             2002  6,507,121.139   10.49    68,288,796     0.00%     1.40%   -42.52%
                                                             2001  8,757,044.871   18.26   159,877,968     7.64%     1.40%   -26.29%
/2/Alliance Technology Portfolio
                                                             2002    298,165.592   10.47     3,120,606     0.00%     1.45%   -42.55%
                                                             2001    428,060.723   18.22     7,797,853     7.69%     1.45%   -26.31%
/3/Alliance Technology Portfolio
                                                             2002    122,373.304   10.16     1,242,796     0.00%     1.40%   -42.52%
                                                             2001    154,500.139   17.67     2,729,686     7.19%     1.40%   -26.29%
/4/Alliance Technology Portfolio
                                                             2002  2,215,703.377   10.43    23,114,430     0.00%     1.40%   -42.62%
                                                             2001  2,196,650.645   18.18    39,936,063     7.78%     1.40%   -26.51%
/5/Alliance Technology Portfolio
                                                             2002    114,474.707   10.40     1,190,973     0.00%     1.45%   -42.65%
                                                             2001    127,344.415   18.14     2,310,058     7.82%     1.45%   -26.53%
/1/Alliance Total Return Portfolio
                                                             2002  7,748,989.953   19.09   147,964,881     2.73%     1.40%   -11.83%
                                                             2001  6,996,722.226   21.66   151,521,619     4.51%     1.40%     0.82%
/2/Alliance Total Return Portfolio
                                                             2002    186,681.068   19.04     3,554,969     2.99%     1.45%   -11.87%
                                                             2001    176,711.904   21.61     3,818,432     3.91%     1.45%     0.78%
/3/Alliance Total Return Portfolio
                                                             2002     91,811.194    9.55       876,815     2.69%     1.40%   -11.83%
                                                             2001    104,737.534   10.83     1,134,438     9.38%     1.40%     0.85%
/1/Alliance U.S. Government/High Grade Securities Portfolio
                                                             2002  9,206,475.705   15.26   140,445,210     2.77%     1.40%     6.29%
                                                             2001  6,393,451.935   14.35    91,762,502     4.04%     1.40%     6.39%
/2/Alliance U.S. Government/High Grade Securities Portfolio
                                                             2002    242,089.975   15.21     3,683,090     2.94%     1.45%     6.23%
                                                             2001    125,819.198   14.32     1,801,839     3.72%     1.45%     6.32%
/4/Alliance U.S. Government/High Grade Securities Portfolio
                                                             2002    255,166.496   15.12     3,858,444     2.53%     1.40%     6.05%
                                                             2001    213,700.826   14.26     3,047,165     4.14%     1.40%     6.09%
/5/Alliance U.S. Government/High Grade Securities Portfolio
                                                             2002     16,606.136   15.08       250,426     2.54%     1.45%     5.99%
                                                             2001      8,794.050   14.23       125,117     3.20%     1.45%     6.02%
/1/Alliance Worldwide Privatization Portfolio
                                                             2002  1,594,755.806   14.04    22,390,940     1.84%     1.40%    -5.52%
                                                             2001  2,075,859.712   14.86    30,850,133     5.87%     1.40%   -18.43%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-65

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                         Investment            Total
                                                                     Unit                  Income    Expense  Return
                       Sub-accounts                    Units (a)    Value    Net Assets     Ratio     Ratio     (b)
---------------------------------------------  ----  -------------  ------  -----------  ----------  -------  ------
/2/Alliance Worldwide Privatization Portfolio
                                               2002     76,002.330  $14.00  $ 1,064,208      1.82%    1.45%    -5.57%
                                               2001     89,563.526   14.83    1,328,095      5.47%    1.45%   -18.48%
/1/Brinson Tactical Allocation Portfolio
                                               2002  1,567,327.453   11.12   17,421,847      0.81%    1.40%   -23.76%
                                               2001  1,947,304.601   14.58   28,390,697      8.51%    1.40%   -13.63%
/2/Brinson Tactical Allocation Portfolio
                                               2002    183,716.110   11.09    2,037,685      0.82%    1.45%   -23.80%
                                               2001    248,176.421   14.56    3,612,233      8.23%    1.45%   -13.67%
/1/Delaware VIP Balanced Series
                                               2002     11,341.029   15.44      175,105      3.04%    1.40%   -17.44%
                                               2001     11,664.338   18.70      218,129      1.15%    1.40%    -8.95%
/1/Delaware VIP Balanced Series
                                               2002     48,584.680   23.35    1,134,329      3.04%    1.25%   -17.31%
                                               2001     72,289.467   28.24    2,041,132      2.40%    1.25%    -8.81%
/1/Delaware VIP Capital Reserves Series
                                               2002      9,490.525   21.14      200,652      5.42%    1.25%     5.77%
                                               2001     22,694.013   19.99      453,759      5.59%    1.25%     6.91%
/1/Delaware VIP Capital Reserves Series
                                               2002      8,323.756   15.86      132,052      4.59%    1.40%     5.62%
                                               2001      8,327.667   15.02      124,943      2.81%    1.40%     6.75%
/1/Delaware VIP Cash Reserves Series
                                               2002     77,894.142   16.45    1,281,098      1.18%    1.25%     0.00%
                                               2001     51,145.542   16.45      841,147      2.04%    1.25%     2.59%
/1/Delaware VIP Cash Reserves Series
                                               2002             --   13.37           --     19.97%    1.40%    -0.15%
                                               2001        139.307   13.39        1,864      7.51%    1.40%     2.43%
/1/Delaware VIP Growth Opportunities Series
                                               2002      6,307.151   17.88      112,793     11.73%    1.40%   -25.98%
                                               2001      7,369.049   24.16      178,045     21.62%    1.40%   -16.96%
/1/Delaware VIP Growth Opportunities Series
                                               2002     36,772.409   20.06      737,540     12.90%    1.25%   -25.87%
                                               2001     44,502.245   27.06    1,204,098     10.61%    1.25%   -16.84%
/1/Delaware VIP High Yield Series
                                               2002      4,875.283   11.95       58,270     10.13%    1.40%     0.42%
                                               2001      4,911.075   11.90       58,450      3.85%    1.40%    -5.44%
/1/Delaware VIP High Yield Series
                                               2002     30,022.065   16.92      507,933     10.55%    1.25%     0.57%
                                               2001     33,650.874   16.82      566,072      9.05%    1.25%    -5.30%
/1/Delaware VIP Large Cap Value Series
                                               2002      6,993.807   21.66      151,477      1.59%    1.40%   -19.81%
                                               2001      7,180.325   27.01      193,931      0.10%    1.40%    -5.20%
/1/Delaware VIP Large Cap Value Series
                                               2002    169,903.403   25.60    4,349,989      1.66%    1.25%   -19.69%
                                               2001    219,986.074   31.88    7,012,989      0.19%    1.25%    -5.09%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-66

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                     Investment            Total
                                                                 Unit                  Income    Expense  Return
             Sub-accounts                            Units (a)  Value    Net Assets     Ratio     Ratio     (b)
-------------------------------------------  ----  -----------  ------  -----------  ----------  -------  ------
/3/Dreyfus Small Company Stock Portfolio
                                             2002  165,147.957  $ 8.78  $ 1,450,018      0.23%    1.40%   -20.83%
                                             2001  178,061.914   11.09    1,974,710      0.06%    1.40%    -2.89%
/2/Dreyfus Small Company Stock Portfolio
                                             2002    1,041.310    8.76        9,118      0.24%    1.45%   -20.87%
                                             2001    1,042.012   11.07       11,530      0.07%    1.45%    -2.93%
/3/Dreyfus Stock Index Portfolio
                                             2002  655,094.374   13.72    8,988,442      1.29%    1.40%   -23.44%
                                             2001  818,315.630   17.92   14,666,237      1.54%    1.40%   -13.42%
/2/Dreyfus Stock Index Portfolio
                                             2002    2,090.814   13.68       28,610      1.49%    1.45%   -23.48%
                                             2001    1,658.116   17.88       29,652      1.72%    1.45%   -13.44%
/2/Fidelity Asset Manager Portfolio
                                             2002    1,570.200   13.22       20,765      6.24%    1.45%   -10.04%
                                             2001    1,046.490   14.70       15,384      0.00%    1.45%    -5.46%
/3/Fidelity Asset Manager Portfolio
                                             2002  634,619.812   13.26    8,415,280      4.33%    1.40%   -10.00%
                                             2001  863,617.810   14.73   12,723,960      5.46%    1.40%    -5.43%
/2/Fidelity Contrafund Portfolio
                                             2002      124.655   11.33        1,412      0.99%    1.45%   -10.66%
                                             2001      125.358   12.68        1,590      3.48%    1.45%   -13.50%
/3/Fidelity Contrafund Portfolio
                                             2002  303,636.082   11.36    3,449,014      0.89%    1.40%   -10.61%
                                             2001  369,807.009   12.71    4,699,257      3.61%    1.40%   -13.50%
/3/Fidelity Growth Portfolio
                                             2002  562,462.497   12.18    6,851,466      0.27%    1.40%   -31.08%
                                             2001  749,469.970   17.67   13,246,181      7.79%    1.40%   -18.81%
/2/Fidelity Growth Portfolio
                                             2002       78.649   12.15          955      0.32%    1.45%   -31.11%
                                             2001       79.093   17.64        1,395      7.21%    1.45%   -18.84%
/3/Fidelity High Income Portfolio
                                             2002  201,717.220    8.64    1,742,374     11.57%    1.40%     2.01%
                                             2001  289,878.300    8.47    2,454,659     21.70%    1.40%   -12.97%
/2/Fidelity High Income Portfolio
                                             2002    1,170.098    8.61       10,080     14.07%    1.45%     1.95%
                                             2001    1,170.894    8.45        9,893     13.06%    1.45%   -12.98%
/3/Fidelity Investment Grade Bond Portfolio
                                             2002  453,606.009   15.07    6,837,666      4.53%    1.40%     8.81%
                                             2001  372,421.381   13.85    5,159,382      7.32%    1.40%     6.98%
/2/Fidelity Money Market Portfolio
                                             2002      434.115   12.43        5,396      0.59%    1.45%     0.23%
                                             2001    2,483.238   12.40       30,797      9.23%    1.45%     2.67%
/3/Fidelity Money Market Portfolio
                                             2002  726,515.560   12.46    9,055,451      1.67%    1.40%     0.28%
                                             2001  985,366.605   12.43   12,247,550      4.09%    1.40%     2.72%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-67

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                               Investment
                                                                            Unit                 Income    Expense    Total
                     Sub-accounts                              Units (a)    Value  Net Assets     Ratio     Ratio   Return (b)
-----------------------------------------------------   ----  -----------  ------  ----------  ----------  -------  ----------
/3/Fidelity Overseas Portfolio
                                                        2002   54,713.666  $ 9.03  $  493,984     0.82%     1.40%     -21.39%
                                                        2001   57,864.526   11.49     664,582    13.39%     1.40%     -22.29%
/1/Mercury HW International VIP Portfolio
                                                        2002  160,730.629    8.29   1,332,414     3.90%     1.40%     -12.77%
                                                        2001  176,533.020    9.50   1,677,652     6.07%     1.40%     -14.15%
/2/Mercury HW International VIP Portfolio
                                                        2002    8,845.916    8.27      73,196     3.70%     1.45%     -12.81%
                                                        2001   10,911.101    9.49     103,553     7.85%     1.45%     -14.19%
/1/Merrill Lynch American Balanced V.I. Fund
                                                        2002    1,177.796    8.24       9,702     2.84%     1.40%     -14.88%
                                                        2001    1,179.590    9.68      11,415     2.58%     1.40%      -3.23%
/1/Merrill Lynch Basic Value V.I. Fund
                                                        2002  497,627.759   11.78   5,860,891     1.30%     1.40%     -18.91%
                                                        2001  592,994.409   14.52   8,612,954     5.96%     1.40%       2.79%
/2/Merrill Lynch Basic Value V.I. Fund
                                                        2002   55,754.015   11.75     654,963     1.33%     1.45%     -18.95%
                                                        2001   65,326.878   14.49     946,875    -4.22%     1.45%       2.72%
/1/Merrill Lynch Core Bond V.I. Fund
                                                        2002   43,626.326   12.67     552,875     4.57%     1.40%       8.05%
                                                        2001   50,950.882   11.73     597,594     5.59%     1.40%       5.19%
/2/Merrill Lynch Core Bond V.I. Fund
                                                        2002    3,311.738   12.64      41,862     4.70%     1.45%       8.00%
                                                        2001    3,315.049   11.70      38,801     6.03%     1.45%       5.16%
/1/Merrill Lynch Developing Capital Markets V.I. Fund
                                                        2002   14,500.869    6.93     100,560     0.41%     1.40%     -11.49%
                                                        2001   14,688.520    7.84     115,088     0.90%     1.40%       0.07%
/2/Merrill Lynch Developing Capital Markets V.I. Fund
                                                        2002    3,987.087    6.92      27,579     0.40%     1.45%     -11.54%
                                                        2001    4,488.576    7.82      35,096     0.93%     1.45%      -0.01%
/1/Merrill Lynch Domestic Money Market V.I. Fund
                                                        2002  111,620.893   11.56   1,290,531     1.58%     1.40%       0.07%
                                                        2001  118,201.091   11.55   1,365,627     3.62%     1.40%       2.42%
/2/Merrill Lynch Domestic Money Market V.I. Fund
                                                        2002      202.163   11.53       2,331     1.71%     1.45%       0.02%
                                                        2001    5,156.909   11.53      59,456     4.08%     1.45%       2.39%
/1/Merrill Lynch Global Allocation V.I. Fund
                                                        2002   44,797.556    9.31     417,193     2.52%     1.40%      -9.42%
                                                        2001   76,765.743   10.28     789,286     1.35%     1.40%     -10.12%
/2/Merrill Lynch Global Allocation V.I. Fund
                                                        2002    9,013.816    9.29      83,728     2.93%     1.45%      -9.47%
                                                        2001   12,250.577   10.26     125,696     1.36%     1.45%     -10.15%
/1/Merrill Lynch Global Growth V.I. Fund
                                                        2002   99,535.338    5.89     585,938     0.11%     1.40%     -28.74%
                                                        2001  101,771.467    8.26     840,754     0.90%     1.40%     -24.14%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery, Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-68

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                        Investment
                                                                     Unit                 Income    Expense    Total
              Sub-accounts                              Units (a)    Value  Net Assets     Ratio     Ratio   Return (b)
-----------------------------------------------  ----  -----------  ------  ----------  ----------  -------  ----------
/2/Merrill Lynch Global Growth V.I. Fund
                                                 2002           --  $ 5.88  $       --     0.00%     1.45%     -28.78%
                                                 2001    2,263.480    8.25      18,674     1.31%     1.45%     -24.17%
/1/Merrill Lynch High Current Income V.I. Fund
                                                 2002   64,193.511    9.02     579,027     9.90%     1.40%      -2.83%
                                                 2001   70,160.111    9.28     651,309    10.61%     1.40%       2.58%
/2/Merrill Lynch High Current Income V.I. Fund
                                                 2002           --    9.00          --    14.83%     1.45%      -2.88%
                                                 2001      193.045    9.26       1,788    14.33%     1.45%       2.48%
/1/Merrill Lynch Large Cap Core V.I. Fund
                                                 2002  124,750.363    9.95   1,241,056     0.81%     1.40%     -18.14%
                                                 2001  126,262.159   12.15   1,534,402     0.78%     1.40%      -8.70%
/2/Merrill Lynch Large Cap Core V.I. Fund
                                                 2002    3,139.907    9.92      31,156     0.81%     1.45%     -18.18%
                                                 2001    3,159.619   12.13      38,318     0.48%     1.45%      -8.75%
/1/Merrill Lynch Large Cap Growth V.I. Fund
                                                 2002   94,393.181    6.71     633,141     0.00%     1.40%     -24.46%
                                                 2001   80,146.632    8.88     711,649     0.02%     1.40%     -10.58%
/1/Merrill Lynch Natural Resources Focus Fund
                                                 2002           --      --          --     0.00%     1.40%    -100.00%
                                                 2001    2,842.729   11.36      32,284     0.17%     1.40%     -12.24%
/2/Merrill Lynch Natural Resources Focus Fund
                                                 2002           --      --          --     0.00%     1.45%    -100.00%
                                                 2001      576.469   11.33       6,533     0.19%     1.45%     -12.28%
/1/Merrill Lynch Small Cap V.I. Fund
                                                 2002  127,179.286   12.58   1,599,971     1.31%     1.40%     -24.82%
                                                 2001  120,804.115   16.73   2,021,508     7.71%     1.40%      28.03%
/2/Merrill Lynch Small Cap V.I. Fund
                                                 2002   26,751.779   12.55     335,683     1.22%     1.45%     -24.86%
                                                 2001   29,629.570   16.70     494,786     7.68%     1.45%      27.96%
/1/Merrill Lynch Utilities & Telecom V.I. Fund
                                                 2002   43,289.706    9.99     432,264     3.37%     1.40%     -19.90%
                                                 2001   69,971.999   12.47     872,249     6.60%     1.40%     -15.20%
/2/Merrill Lynch Utilities & Telecom V.I. Fund
                                                 2002       36.794    9.96         366     2.18%     1.45%     -19.94%
                                                 2001    1,946.757   12.44      24,218     7.93%     1.45%     -15.26%
/1/UIF Core Plus Fixed Income Portfolio
                                                 2002    4,077.181   10.54      42,977     3.85%     0.75%       6.52%
                                                 2001    4,354.222    9.90      43,086     5.53%     0.75%     -19.46%
/1/UIF Equity Growth Portfolio
                                                 2002    4,232.172    7.51      31,797     0.16%     0.75%     -28.40%
                                                 2001    4,520.264   10.49      47,435     0.00%     0.75%       4.90%

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-69

VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

     A summary of unit values outstanding for contracts' variable accounts and the investment income ratios, expense ratios, excluding expenses of the underlying divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                           Investment
                                                                        Unit                 Income    Expense    Total
                     Sub-accounts                          Units (a)    Value  Net Assets     Ratio     Ratio   Return (b)
--------------------------------------------------  ----  -----------  ------  ----------  ----------  -------  ----------
/1/UIF Technology Portfolio
                                                    2002    1,867.147  $ 5.67  $   10,583     0.00%     0.75%     -49.35%
                                                    2001    1,992.857   11.19      22,301     0.00%     0.75%     -30.99%
/1/UIF Value Portfolio
                                                    2002      462.554    8.30       3,837     0.59%     0.75%     -22.74%
                                                    2001      496.626   10.74       5,332     2.28%     0.75%     -36.37%
/3/Van Eck Worldwide Emerging Markets Portfolio
                                                    2002   85,795.982    6.32     542,588     0.17%     1.40%      -4.25%
                                                    2001   69,214.522    6.61     457,167     0.00%     1.40%      -3.15%
/3/Van Eck Worldwide Hard Assets Fund
                                                    2002   25,845.860    7.45     192,486     0.87%     1.40%      -4.19%
                                                    2001   26,544.085    7.77     206,322     1.19%     1.40%     -11.67%
/1/Vanguard 500 Index Fund
                                                    2002      868.187    7.87       6,829     1.47%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard Prime Money Market Fund
                                                    2002      568.602   10.06       5,721     0.97%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard Primecap Fund
                                                    2002      296.040    7.53       2,230     1.21%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard U.S. Growth Fund
                                                    2002      592.829    7.14       4,230     0.40%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard Wellington Fund
                                                    2002      287.186    8.96       2,573     2.77%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard Windsor Fund
                                                    2002      294.025    7.68       2,258     1.54%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard LifeStrategy Conservative Growth Fund
                                                    2002    3,429.173    9.36      32,093     1.97%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard LifeStrategy Income Fund
                                                    2002    2,050.321    9.89      20,288     2.92%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --
/1/Vanguard LifeStrategy Growth Fund
                                                    2002    1,379.840    8.35      11,516     1.54%     0.75%       0.00%
                                                    2001           --      --          --       --      0.75%         --

Footnote /1/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery Retirement Gold products.
Footnote /2/ are the funds under the Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option
Footnote /3/ are the funds under the Profile product.
Footnote /4/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
Footnote /5/ are the funds under the Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

(a) The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valed at annuity unit values. The change in the current year presentation does not have any effect on net assets held in the sub-accounts.

(b) Total Return % is calculated by taking the change in unit value from year end 2001 to 2002 divided by the year end 2001 unit value, unless the fund opened in 2002, in which case the return is not calculated.

                                    VA I-70

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)













                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                        Report of Independent Accountants

To the Stockholders and Board of Directors
AIG Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" in 2001. Also as discussed in Note 2 to the financial statements, the Company adopted EITF No. 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" in 2001.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------


Houston, Texas
February 13, 2003

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                                             December 31,          December 31,
                                                                                2002                  2001
                                                                            -------------        ---------------
Assets

Investments and cash:
Fixed maturities:
     Bonds available for sale, at market value                              $ 9,650,602           $ 8,742,461
     (cost: 2002 - $9,348,110; 2001 - $8,709,132)
Equity securities, at market value                                               32,706                43,505
     (cost:  2002 - $30,409; 2001 - $49,184)
Mortgage loans on real estate, net of allowance
     (2002 - $14,000; 2001 - $14,000)                                           347,373               351,950
Policy loans                                                                    344,054               327,623
Other invested assets                                                           102,958               173,374
Derivative assets, at market                                                     15,009                   643
Short-term investments, at cost (approximates market value)                      44,788               178,318
Cash                                                                                  -                   661
                                                                            -----------           -----------
     Total investments and cash                                              10,537,490             9,818,535

Investment income due and accrued                                               157,796               154,715
Reinsurance assets                                                               78,925               115,041
Deferred policy acquisition costs                                               386,258               457,694
Premium and insurance balances receivable                                        25,941                89,257
Amounts due from related parties                                                 84,527                     -
Separate and variable accounts                                                2,869,349             3,422,782
Other assets                                                                      1,946                 2,831
                                                                            -----------           -----------
         Total assets                                                       $14,142,232           $14,060,855
                                                                            ===========           ===========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)



                                                                              December 31,        December 31,
                                                                                 2002                 2001
                                                                           ----------------     ---------------
Liabilities
Policyholders' contract deposits                                            $ 7,612,653           $ 7,049,743
Future policy benefits for life and accident
  and health insurance contracts                                              2,333,786             2,266,355
Reserve for unearned premiums                                                    26,262                30,633
Policy and contract claims                                                       68,355               181,870
Amounts due to related parties                                                        -                 2,003
Income taxes payable                                                             87,295                67,592
Separate and variable accounts                                                2,869,349             3,422,782
Derivative liabilities, at market                                                50,606                 8,265
Other liabilities                                                               128,759               233,132
                                                                            -----------           -----------
         Total liabilities                                                   13,177,065            13,262,375
                                                                            -----------           -----------
Capital funds

Series A preferred stock, $100,000 par value;
  2,500 shares authorized, issued and outstanding                               250,000               250,000
Common stock, $5 par value; 1,000,000 shares
   authorized; 976,703 shares issued and outstanding                              4,884                 4,884
Additional paid-in capital                                                      212,283               153,283
Retained earnings                                                               351,406               377,864
Accumulated other comprehensive income                                          146,594                12,449
                                                                            -----------           -----------
         Total capital funds                                                    965,167               798,480
                                                                            -----------           -----------
Total liabilities and capital funds                                         $14,142,232           $14,060,855
                                                                            ===========           ===========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                     Years ended December 31,
                                                            -----------------------------------------
                                                               2002            2001           2000
                                                            -------------   ------------    ---------

Revenues:

  Premiums and other considerations                          $280,098       $1,016,010    $  963,848
  Net investment income                                       725,475          630,693       495,297
  Realized capital gains (losses)                            (151,424)          25,825       (28,099)
                                                             --------       ----------    ----------
           Total revenues                                     854,149        1,672,528     1,431,046
                                                             --------       ----------    ----------
Benefits and expenses:

  Death and other benefits                                    306,543          430,120       387,856
  Increase in future policy benefits
   and policyholders' contract deposits                       415,721          805,223       733,681
  Insurance acquisition and other operating expenses          155,383          331,544       227,940
                                                             --------       ----------    ----------
           Total benefits and expenses                        877,647        1,566,887     1,349,477
                                                             --------       ----------    ----------
Income before income taxes                                    (23,498)         105,641        81,569
                                                             --------       ----------    ----------
Income taxes:
 Current                                                       20,558           11,536        (2,105)
 Deferred                                                     (30,532)          23,611        30,401
                                                             --------       ----------    ----------

      Total income tax expense (benefit)                       (9,974)          35,147        28,296
                                                             --------       ----------    ----------
Net income before cumulative effect
 of accounting changes                                        (13,524)          70,494        53,273
Cumulative effect of accounting changes, net of tax                 -          (26,276)            -
                                                             --------       ----------    ----------
Net income (loss)                                            $(13,524)      $   44,218    $   53,273
                                                             ========       ==========    ==========



                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)



                                                            Years ended December 31,
                                                       ----------------------------------
                                                         2002         2001       2000
                                                       ----------   ---------- ----------
Preferred stock
Balance at beginning of year                            $250,000     $      -   $      -
Preferred stock issued                                         -      250,000          -
                                                        --------     --------   --------
Balance at end of year                                   250,000      250,000          -
                                                        --------     --------   --------
Common stock
Balance at beginning and end of year                       4,884        4,884      4,884
                                                        --------     --------   --------
Additional paid-in capital
Balance at beginning of year                             153,283      153,283    153,283
Capital contributions from parent                         59,000            -          -
                                                        --------     --------   --------
Balance at end of year                                   212,283      153,283    153,283
                                                        --------     --------   --------
Retained earnings
Balance at beginning of year                             377,864      334,816    283,908
Net income (loss)                                        (13,524)      44,218     53,273
Cumulative effect - derivatives                                -       (1,170)         -
Dividends to stockholders                                (12,934)           -     (2,365)
                                                        --------     --------   --------
  Balance at end of year                                 351,406      377,864    334,816
                                                        --------     --------   --------
Accumulated other comprehensive income
 Balance at beginning of year                             12,449      (28,276)  (121,683)
 Change in net unrealized appreciation of
    investments - net of reclassifications               254,988       71,166    143,703
     Deferred income tax expense on above changes        (92,098)     (24,908)   (50,296)
 Change in net derivative losses arising from
    cash flow hedging activities                         (44,223)      (8,512)         -
     Deferred income tax benefit on above changes         15,478        2,979          -
                                                        --------     --------   --------
  Balance at end of year                                 146,594       12,449    (28,276)
                                                        --------     --------   --------

               Total capital funds                      $965,167     $798,480   $464,707
                                                        ========     ========   ========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                       Years ended December 31,
                                                                         -------------------------------------------------
                                                                              2002              2001               2000
                                                                         ------------       ------------       -----------
Cash flows from operating activities:
 Net income (loss)                                                       $   (13,524)        $    44,218      $     53,273

 Adjustments to reconcile net income to net cash provided by operating activities:
    Non-cash revenues, expenses, gains and losses included in income:
    Change in insurance reserves                                             (66,703)          1,103,914           407,576
    Change in accounting principles                                                -              40,424                 -
    Change in premiums and insurance balances
       receivable and payable - net                                           22,664               4,065           (15,762)
    Change in reinsurance assets                                              36,116             (38,119)           22,928
    Change in deferred policy acquisition costs                               29,499            (245,283)          (51,766)
    Change in investment income due and accrued                               (3,081)            (37,372)          (24,160)
    Realized capital (gains) losses                                          151,424             (25,825)           28,099
    Change in income taxes - net                                             (56,917)             28,038            39,777
    Change in reserves for commissions, expenses and taxes                   (61,038)             35,649             8,424
    Change in other assets and liabilities - net                              15,632             (79,722)           56,986
                                                                         -----------         -----------       -----------
              Total adjustments                                               67,596             785,769           472,102
                                                                         -----------         -----------       -----------
 Net cash provided by operating activities                                    54,072             829,987           525,375
                                                                         -----------         ------------      -----------

Cash flows from investing activities:
    Cost of fixed maturities, sold                                         3,400,499           2,947,152           346,040
    Cost of fixed maturities, matured or redeemed                            667,900             243,306           401,669
    Cost of equity securities sold                                            19,093              10,563             2,251
    Cost of real estate sold                                                  11,424              10,990                 -
    Realized capital gains (losses)                                         (151,424)             25,825           (28,099)
    Purchase of fixed maturities                                          (4,678,000)         (5,875,332)       (1,915,221)
    Purchase of equity securities                                                (68)             (9,987)             (326)
    Purchase of real estate                                                        -             (11,424)                -
    Mortgage loans funded                                                    (49,439)            (50,702)         (120,167)
    Repayments of mortgage loans                                              54,016              61,066           103,111
    Change in policy loans                                                   (16,431)            274,578            41,614
    Change in short-term investments                                         133,530             (16,036)           60,395
    Change in other invested assets                                           62,727             (28,311)          (29,620)
    Other - net                                                              (58,536)             (5,092)           12,264
                                                                         -----------         -----------        ----------
  Net cash used in investing activities                                     (604,709)         (2,423,404)       (1,126,089)
                                                                         -----------         -----------        ----------
Cash flows from financing activities:
    Net deposits to policyholder contracts                                   562,910           1,339,081           607,990
    Preferred stock issued                                                         -             250,000                 -
    Dividends to stockholders                                                (12,934)                  -            (2,365)
                                                                         -----------         -----------       -----------
   Net cash provided by financing activities                                 549,976           1,589,081           605,625
                                                                         -----------         -----------       -----------
Change in cash                                                                  (661)             (4,336)            4,911
Cash at beginning of period                                                      661               4,997                86
                                                                         -----------         -----------       -----------
Cash at end of period                                                    $         -         $       661       $     4,997
                                                                         ===========         ===========       ===========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)


                                                          Years ended December 31,
                                                     ---------------------------------
                                                       2002         2001       2000
                                                     ---------   ---------   ---------

Comprehensive income

Net income (loss)                                    $(13,524)    $44,218    $ 53,273
                                                     --------     -------    --------
Other comprehensive income

Change in net unrealized appreciation of
     Investments - net of reclassifications           254,988      71,166     143,703
        Deferred income tax expense
            on above changes                          (92,098)    (24,908)    (50,296)
Change in net derivative losses arising from cash
     flow hedging activities                          (44,223)     (8,512)          -
         Deferred income tax benefit on
             above changes                             15,478       2,979           -
                                                     --------     -------    --------
Other comprehensive income                            134,145      40,725      93,407
                                                     --------     -------    --------
Comprehensive income                                 $120,621     $84,943    $146,680
                                                     ========     =======    ========



                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1. Nature of Business

     AIG Life Insurance Company (the "Company") is part of the Life Insurance Division (the "Life Division") of American International Group, Inc. ("AIG"), it's ultimate parent. The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable and terminal funding annuities, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York where it is only authorized as a reinsurer.

2. Summary of Significant Accounting Policies

     (a) Basis of Presentation: The financial statements of the Company have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market value. Dividend income is generally recognized when receivable. Short-term investments consist of interest bearing cash accounts and money market instruments, and are carried at cost, which approximates market.

          Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of deferred acquisition cost amortization and deferred income taxes in capital funds currently.

          Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net fair value.

          In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its income statement for 2001 a cumulative effect of an accounting change adjustment loss of $26.3 million, net of tax.

     (b)  Investments:

          Mortgage loans on real estate are carried at the unpaid principal balance less unamortized loan origination fees and costs and an allowance for uncollectible loans. Interest income on such loans is accrued currently.

          Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

          Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. These assets are recorded using the equity method, which approximates fair value.

     (c) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company adjusts DAC amortization for non-traditional products (a "DAC unlocking") when estimates of current or future gross profits are revised. The DAC asset is reviewed at least annually for recoverability based on the profitability (both current and projected future) of the underlying contracts.

          With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

     (d) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

     (e) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

          Amounts received for non-traditional products are classified as deposits to policyholders' contracts instead of revenue. Revenues for these contracts are included in premiums and other considerations and consist of mortality, expense and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortized DAC.

          For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, gross premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

          Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums.

          A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit (the GMDB) that varies by product. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. The Company reports GMDB-related charges in the period incurred, and therefore does not record a liability for future benefits. GMDB-related variable annuity contractholder benefits were $4,383,759, $2,313,076 and $74,609 for the years ended December 31, 2002, 2001, and 2000, respectively.

     (f) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims, and, (2) an estimate, based upon prior experience, for accident and health claims reported and for incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     (g) Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who predominantly bear the investment risk. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims, which arise out of any other business of the Company.

          The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

     (h) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

     (i) Derivatives: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FAS
          133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of SFAS Statement No. 133" (FAS 138).

          Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

          On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are affected by the variability of cash flows.

          The Company documents all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

          During 2002, there were no hedges that were discontinued or otherwise no longer qualify as hedges under FAS 133 and FAS 138. With respect to fair value hedges, hedge ineffectiveness was insignificant during 2002.

     (j)  Reclassifications:

          Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation. Such reclassifications had no effect on capital funds, net income (loss) or cash flows.

     (k)  New Accounting Standards:

          In June 2001, FASB issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" (FAS 142). As of January 1, 2002, the Company adopted FAS 142. FAS 142 requires the Company to discontinue the amortization of goodwill in its statements of income. FAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

          The assessment of impairment involves a two-step process prescribed in FAS 142; whereby an initial assessment form potential impairment is performed, followed by a measurement of the amount of impairment, if any. FAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of change in accounting principles. The impact of the adoption of FAS 142, with respect to the Company's results of operations and financial condition was not deemed significant.

          In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN45). FIN45 requires that, for guarantees within its scope that are issued or amended after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be established and recognized through earnings. FIN45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The Company believes that the impact of FIN45 on its results of operations and financial condition will not be significant.

          In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN46). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity (VIE) if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.

          The provisions of FIN46 are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46 applies to the fiscal quarter ended September 30, 2003. For any VIEs that must be consolidated under FIN46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

          The Company is currently evaluating the impact of applying FIN46 to existing VIEs in which it has a variable interest, if any, and believes that the impact on its results of operations and financial condition will not be significant.

3. Investment Information

     (a) Statutory Deposits: Securities with a carrying value of $3,127,000 and $3,105,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2002 and 2001, respectively.

     (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                                     Years ended December 31,
                                                           --------------------------------------------
                                                              2002              2001            2000
                                                           ----------        ----------       ---------
        Fixed maturities                                   $655,148          $548,437         $394,705
        Equity securities                                     2,722             3,580            3,638
        Mortgage loans                                       28,360            30,075           31,171
        Real estate                                               -               937            2,331
        Policy loans                                         24,836            33,722           50,242
        Cash and short-term investments                       1,702             6,779            9,677
        Other invested assets                                15,224            14,029            9,266
                                                           --------          --------         --------
                  Total investment income                   727,992           637,559          501,030
        Investment expenses                                   2,517             6,866            5,733
                                                           --------          --------         --------

                  Net investment income                    $725,475          $630,693         $495,297
                                                           ========          ========         ========

     (c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2002, 2001 and 2000 are summarized below (in thousands):

                                                                                       Years ended December 31,
                                                                             --------------------------------------------
                                                                                2002              2001             2000
                                                                             ---------         ----------        --------
        Realized gains (losses) on investments:

        Fixed maturities                                                     $ (93,183)         $ (8,269)        $(28,173)
        Equity securities                                                       (7,304)            2,605              312
        Real estate                                                                  -             5,292             (238)
        Other invested assets                                                  (50,937)           26,197                -
                                                                             ---------          --------         --------
        Realized gains (losses)                                              $(151,424)         $ 25,825         $(28,099)
                                                                             =========          ========         ========

        Change in unrealized appreciation (depreciation) of investments:
        Fixed maturities                                                     $ 288,718          $147,596         $ 72,876
        Equity securities                                                        7,976            (7,014)           1,411
        Other invested assets                                                        -           (69,416)          69,416
        Deferred policy acquisition costs                                      (41,706)                -                -
        Derivative asset                                                       (44,223)           (8,512)               -
                                                                             ---------          --------         --------
        Change in unrealized appreciation
            (depreciation) of investments                                    $ 210,765          $ 62,654         $143,703
                                                                             =========          ========         ========


          During 2002, 2001 and 2000, gross gains of $101,318,000, $92,757,000, and $7,950,000, respectively, and gross losses of $194,501,000, $101,026,000, and $36,123,000, respectively, were realized on dispositions of fixed maturity investments. The 2002, 2001 and 2000 losses include writedowns of $78,430,000, $12,000,000 and $12,152,610, respectively, for certain securities available for sale, which experienced a decline in value that was deemed other than temporary.

          During 2002, 2001 and 2000, gross gains of $465,000, $2,605,000, and
          $320,000, respectively, and gross losses of $7,769,000, $0, and $8,000, respectively, were realized on disposition of equity securities.

     (d)  Market Value of Fixed Maturities and Unrealized Appreciation of
          Investments: The amortized cost and estimated market values of investments in fixed maturities at December 31, 2002 and 2001 are as follows (in thousands):

                                                                             Gross           Gross         Estimated
                                                         Amortized         Unrealized     Unrealized         Market
        2002                                               Cost              Gains           Losses           Value
        ----                                          --------------     -------------   -------------    -------------
        Fixed maturities:
          U.S. Government and government
              agencies and authorities                   $   98,306        $  15,175        $     18       $  113,463
          Foreign Governments                                16,004              713               3           16,714
          States, municipalities and
              political subdivisions                         66,092           10,887               -           76,979
          Mortgage-backed securities                      1,024,518           73,394           1,121        1,096,791
          All other corporate                             8,123,655          506,975         283,955        8,346,655
                                                         ----------        ---------        --------       ----------

        Total fixed maturities                           $9,328,555        $ 607,144        $285,097       $9,650,602
                                                         ==========        =========        ========       ==========

        Equity securities                                $   30,409        $   2,348        $     51       $   32,706
                                                         ==========        =========        ========       ==========

                                                                             Gross            Gross        Estimated
                                                         Amortized        Unrealized        Unrealized       Market
        2001                                               Cost               Gains          Losses           Value
        ----                                          --------------     -------------   -------------    ----------
        Fixed maturities:
          U.S. Government and government
              agencies and authorities                   $   64,114         $  9,470        $    113      $    73,471
          States, municipalities and
              political subdivisions                         68,729            7,418              18           76,129
          Mortgage-backed securities                      1,109,329           21,329          18,452        1,112,206
          All other corporate                             7,466,960          201,041         187,346        7,480,655
                                                         ----------         --------        --------      -----------

        Total fixed maturities                           $8,709,132         $239,258        $205,929      $ 8,742,461
                                                         ==========         ========        ========      ===========

        Equity securities                                $   49,184         $  1,458        $  7,137      $    43,505
                                                         ==========         ========        ========      ===========

          The amortized cost and estimated market value of fixed maturities, available for sale at December 31, 2002, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             Estimated
                                                           Amortized           Market
                                                              Cost             Value
                                                         -------------     ------------

        Due in one year or less                           $   513,826       $   530,524
        Due after one year through five years               2,724,545         2,820,240
        Due after five years through ten years              2,601,401         2,688,523
        Due after ten years                                 3,488,783         3,611,315
                                                          -----------       -----------

                                                          $ 9,328,555       $ 9,650,602
                                                          ===========       ===========

     (e) Net unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income (loss) at December 31 are as follows:

                                                                 2002             2001              2000
                                                             -----------      -----------       -----------
        Gross unrealized gains                                $ 609,492        $ 240,716         $ 142,326
        Gross unrealized losses                                (285,148)        (213,006)         (255,258)
        DAC adjustments                                         (41,706)              -                  -
        Deferred income tax benefit (expense)                  (101,750)          (9,677)           39,526
                                                              ---------        ---------         ---------
        Net unrealized gains (losses)                         $ 180,888        $  18,033         $ (73,406)
                                                              =========        =========         =========


     (f) CMOs: CMOs are primarily U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 2002 and 2001.

          At December 31, 2002, the gross weighted average of the coupon of this portfolio was 6.45.

     (g) Fixed Maturities Below Investment Grade: At December 31, 2002 and 2001, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $878,045,000 and $585,024,000, respectively, and an aggregate market value of $729,487,000 and $524,733,000, respectively.

     (h) Non-income Producing Assets: Non-income producing assets were insignificant.

     (i) Investments Greater than 10% Equity: There were no investments in other companies where the market value exceeded 10% of the Company's total capital funds at December 31, 2002.

4.  Deferred Policy Acquisition Costs

     The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                                                Years ended December 31,
                                                     ---------------------------------------------
                                                        2002             2001              2000
                                                     ----------        --------          ---------
      Balance at beginning of year                     $457,694         $328,123          $277,179
      Acquisition costs deferred                         51,983          167,004            92,134
      Amortization charged to income                    (76,703)         (37,433)          (41,190)
      Effect of net unrealized gains/(losses)           (41,706)               -                 -
      DAC transfer for terminated reinsurance            (5,010)               -                 -
                                                       --------         --------          --------
      Balance at end of year                           $386,258         $457,694          $328,123
                                                       ========         ========          ========

     For the year ended December 31, 2002, the Company recorded an adjustment to deferred policy acquisition costs with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income. Similar adjustments have not been recorded in prior years as the comparable amounts were not material to the deferred policy acquisition costs balances or equity.

     During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain assumed group accident and health business. The Company released deferred policy acquisition costs totaling $5.0 million recorded with respect to this treaty.

5. Future Policy Benefits and Policyholder Contract Deposits

     (a) The analysis of the future policy benefits and policyholder contract deposits at December 31, 2002 and 2001 follows (in thousands):

                                                              2002                     2001
                                                         -------------            -------------
        Future policy benefits:
        Ordinary life                                   $    70,289                $    53,593
        Group life                                           10,981                     12,879
        Life contingent annuities                         1,028,891                  1,029,190
        Terminal funding                                  1,136,492                  1,109,872
        Accident and health                                  87,133                     60,821
                                                        -----------                -----------
                                                        $ 2,333,786                $ 2,266,355
                                                        ===========                ===========


                                                            2002                       2001
                                                        -----------                -----------
        Policyholder contract deposits:
        Annuities                                       $ 3,977,704                $ 3,274,668
        Universal life                                      370,328                    320,835
        Guaranteed investment contracts (GICs)            1,632,587                  1,909,285
        Corporate owned life insurance                    1,607,257                  1,532,866
        Other investment contracts                           24,777                     12,089
                                                        -----------                -----------
                                                        $ 7,612,653                $ 7,049,743
                                                        ===========                ===========

     (b) The liability for future policy benefits has been established based upon the following assumptions:

          (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 9.5 percent and grade to not greater than 7.5 percent.

          (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 7.2 percent.

     (c) The liability for policyholder contract deposits has been established based on the following assumptions:

          (i) Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 6.8 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

          (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.2 percent to 7.8 percent and maturities range from 3 to 7 years.

          (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2001 was 5.76 percent.

          (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 4.9 percent to 7.25 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.


6. Income Taxes

     (a)  Income tax liabilities were as follows (in thousands):

                                                                   Years ended December 31,
                                                              -----------------------------------
                                                                  2002                     2001
                                                              -----------               ---------

         Current tax liabilities (receivables)                $  (20,833)               $   5,552
         Deferred applicable to:
             Net income                                           38,464                   64,359
             Net unrealized investment gains                      69,664                   (2,319)
                                                               ---------                ---------
        Deferred tax liabilities                                 108,128                   62,040
                                                               ---------                ---------
                  Income taxes payable                         $  87,295                $  67,592
                                                               =========                =========


     The components of deferred tax assets and liabilities were as follows (in thousands):

                                                                            Years ended December 31,
                                                                      ---------------------------------
                                                                         2002                   2001
                                                                      ----------             ----------
         Deferred tax assets:
           Basis differential of investments                          $ (12,276)             $  (7,104)
           Policy reserves                                              (82,957)               (40,311)
           Net unrealized losses on debt and equity securities
                available for sale                                          -                   (2,319)
           Other                                                         (8,489)               (15,023)
                                                                      ---------              ---------
                                                                       (103,722)               (64,757)
          Deferred tax liabilities:
            Basis differential of investments                                                        -
            Deferred policy acquisition costs                           142,062                116,517
            Net unrealized appreciation on debt and equity
                 securities available for sale                           69,665                      -
            Other                                                           123                 10,280
                                                                      ---------              ---------
                                                                        211,850                126,797
                                                                       --------                -------
         Net deferred tax liabilities                                 $ 108,128              $  62,040
                                                                      =========              =========

     (b) Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". At December 31, 2002, the Company had approximately $2,204,000 of policyholders' surplus on which no payment of federal income taxes will be required unless it is distributed as a dividend or under other specified conditions. Barring the passage of unfavorable tax legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized in relation to the policyholders' surplus account. If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $771,400.

     (c)  Components of income tax expense were as follows (in thousands):

                                                                       Years ended December 31,
                                                         ---------------------------------------------------
                                                           2002                  2001                2000
                                                         ---------             --------            ---------
          Current expense                                $  20,558             $ 11,536            $ (2,105)
          Deferred expense:
             Deferred policy acquisition cost               16,305               18,977              21,711
             Policy reserves                                27,809               19,174              12,501
             Basis differential of investments             (15,315)               1,744               2,653
             Prior year tax true-ups                       (30,443)                (740)              2,562
             Transition costs                                    -              (11,791)                  -
             Realized gains                                (26,868)               2,264              (4,335)
             Other, net                                     (2,020)              (6,017)             (4,691)
                                                         ---------              -------            --------
          Total deferred                                   (30,532)              23,611              30,401
                                                         ---------              -------            --------

          Income tax expense (benefit)                   $  (9,974)            $ 35,147            $ 28,296
                                                         =========             ========            ========


     Prior year tax true-up's for 2002 relate primarily to the tax return-to-provision true-up's on investments, realized capital gains and reserves. A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below (in thousands):

                                                                       Years ended December 31,
                                                        ----------------------------------------------------
                                                           2002                 2001                  2000
                                                        ---------             --------              --------
        Income tax at statutory percentage
          of GAAP pretax income                         $ (8,224)             $37,514               $28,589
        State income tax                                       -                  201                    96
        Dividends received deduction                        (630)                   -                     -
        Prior year tax true-up                            (1,125)                   -                     -
        Other                                                  5               (2,568)                 (389)
                                                        --------              -------               -------
        Income tax expense (benefit)                    $ (9,974)             $35,147               $28,296
                                                        ========              =======               =======


     (d) Income taxes paid amounted to approximately $46,966,000, $(8,708,000), and $(11,621,000) in 2002, 2001, and 2000, respectively.

     (e) The Internal Revenue Service (IRS) is currently examining the Parent's tax return for the tax years 1989 to 1999. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

     The Company has a written agreement with the Parent under which each subsidiary agrees to pay the Parent an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. The Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

7. Commitments and Contingencies

     The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition. However, the recent trend of increasing jury awards and settlements makes it somewhat more difficult to assess the ultimate outcome of such litigation.

     The Company has entered into various partnership agreements that require the Company to make capital contributions totaling $123,045,000. As of December 31, 2002, the Company had made capital contributions totaling $79,726,000 relating to these agreements.

8. Derivative Financial Instruments

     (a) Use of Derivative Financial Instruments: The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

          Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income or shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net unrealized investment gains (losses).

     (b) Interest Rate and Currency Swap Agreements: Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

          Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

          The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

          The fair values of swap agreements are recognized in the balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in capital funds, consistent with the treatment of the related investment security.

          For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

          Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

          Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in millions):

                                                                                              2002
                                                                                            --------
           Interest rate swap agreements to receive float rate:
             Notional amount                                                                $ 554.5
             Average receive rate                                                             1.45%
             Average pay rate                                                                 3.56%

          Currency swap agreements (receive U.S. dollars/pay Koruna):
             Notional amount (in U.S. dollars)                                               $ 52.4
             Average exchange rate                                                            27.94

          Currency swap agreements (receive U.S. dollars/pay Euro dollars):
             Notional amount (in U.S. dollars)                                               $ 51.1
             Average exchange rate                                                            0.877

          Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
             Notional amount (in U.S. dollars)                                               $ 58.3
             Average exchange rate                                                            54.05


     (c) Credit and Market Risk: Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

          The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

9. Fair Value of Financial Instruments

     (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

          The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

          Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

          Fixed maturity securities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

          Equity securities: Fair values for equity securities were based upon quoted market prices.

          Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans was not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

          Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

          Other invested assets: Fair value of other invested assets is based upon the fair-value of the net assets of these investments as determined by the general partners.

          Separate and variable accounts; Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these amounts are equal to the account assets.

          Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

     (b) The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                         Fair                Carrying
        2002                                             Value                Amount
        ----                                          -----------          -----------
        Cash and short-term investments               $    44,788          $    44,788
        Fixed maturities                                9,650,602            9,650,602
        Equity securities                                  32,706               32,706
        Mortgage and policy loans                         741,778              691,427

        Investment contracts                            5,856,152            5,610,291

        Other invested assets                             102,958              102,958
        Separate and variable accounts                  2,869,349            2,869,349
        Derivatives                                        15,009               15,009


                                                         Fair                 Carrying
        2001                                             Value                 Amount
        ----                                          -----------          -----------
        Cash and short-term investments               $   178,979          $   178,979
        Fixed maturities                                8,742,461            8,742,461
        Equity securities                                  43,505               43,505
        Mortgage and policy loans                         698,919              679,573

        Investment contracts                          $ 5,398,808          $ 5,183,953

        Other invested assets                         $   173,374          $   173,374
        Separate and variable accounts                  3,422,782            3,422,782
        Derivatives                                           643                  643


10.  Capital Funds

     (a) The Board of Directors is authorized to issue up to 1,000,000 shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 250 Series A preferred shares with a par value of $100,000 authorized, issued and outstanding at December 31, 2002 and 2001. The holder is Series A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has not additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company.

     (b) The maximum stockholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. During 2002 and 2001, the Company paid dividends of $12,934,000 and $0, respectively, to its stockholders.

     (c) The Company's capital funds, as determined in accordance with statutory accounting practices, were $433,998,000 at December 31, 2002 and $448,546,000 at December 31, 2001. Statutory net loss amounted to $(80,001,000), $(139,231,000) and $(18,742,000) for 2002, 2001 and
          2000, respectively. These financial statements vary in certain respects from those prepared using statutory accounting practices prescribed or permitted by the Delaware Insurance Department.

          The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes without the limitations required for statutory purposes; (5) for regulatory purposes, future policy benefits, policyholder contract deposits, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes. In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, such as deferred income taxes.

     (d) The Company received a capital contribution from the Parent in the amount of $59,000,000 during 2002. The contribution was received by the Company subsequent to December 31, 2002.

11. Employee Benefits

     (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan, which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 2002, 2001 and 2000 were approximately $2,000, $0, and $1,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 2002 by $449,000,000.

          The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

     (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which, during the three years ended December 31, 2002, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

     (c) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

     (d) The Parent applies APB Opinion 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase the Parent's common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase the Parent's common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FAS 123 "Accounting for Stock-Based Compensation"(FAS 123), was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and, therefore, are not presented herein. Disclosures required by FAS 123 are included in the Annual Report of the Parent.

12. Leases

     (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 2002, the future minimum lease payments under operating leases were as follows (in thousands):

                 Year                                           Payment
                 ----                                           -------
                 2003                                            $2,961
                 2004                                             2,479
                 2005                                                 5
                 2006 and later years                                 -
                                                                 ------
                 Total                                           $5,445
                                                                 ======

          Rent expense approximated $4,132,000, $4,588,000, and $5,579,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

13. Reinsurance

     (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

          The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 13). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                                                 Percentage
                                                                                                                  of Amount
                                                                                                                   Assumed
       December 31, 2002                     Gross             Ceded          Assumed               Net             to Net
       -----------------                  ------------     ------------     ------------        -----------     -------------
        Life Insurance in Force           $44,235,453      $11,531,806      $     32,236        $32,735,883           0.1%
                                           ==========       ==========       ===========         ==========
        Premiums:
          Life                            $   145,331      $    30,205      $          -        $   115,126             -
          Accident and Health                 318,180          308,749            33,659             43,090          78.1%
          Annuity                             121,882                -                 -            121,882             -
                                         ------------------------------  ---------------        -----------
        Total Premiums                    $   585,393      $   338,954      $     33,659        $   280,098          12.0%
                                         ============     ============       ===========       ============


                                                                                                                 Percentage
                                                                                                                  of Amount
                                                                                                                   Assumed
       December 31, 2002                     Gross             Ceded          Assumed               Net             to Net
       -----------------                  ------------     ------------     ------------        -----------     -------------
        Life Insurance in Force           $45,364,330      $ 9,537,790      $     39,963        $35,866,503           0.1%
                                          ===========      ===========      ============        ===========
        Premiums:
          Life                            $   144,436      $    24,669      $        499        $   120,266           0.4%
          Accident and Health                 292,618          158,574           193,547            327,591          59.1%
          Annuity                             568,153                -                 -            568,153             -
                                          -----------      -----------      ------------        -----------
        Total Premiums                    $ 1,005,207      $   183,243      $    194,046        $ 1,016,010          19.1%
                                          ===========       ==========      ============        ===========

                                                                                                                 Percentage
                                                                                                                  of Amount
                                                                                                                   Assumed
       December 31, 2002                     Gross             Ceded          Assumed               Net             to Net
       -----------------                  ------------     ------------     ------------        -----------     -------------
        Life Insurance in Force           $40,120,366      $ 6,623,273       $    20,136        $33,517,229           0.1%
                                          ===========      ===========       ===========        ===========
        Premiums:
          Life                            $   523,382      $    18,220       $     1,676        $   506,838           0.3%
          Accident and Health                 241,019          124,806           201,825            318,038          63.5%
          Annuity                             138,972                -                 -            138,972              -
                                          -----------      -----------       -----------        -----------
        Total Premiums                    $   903,373      $   143,026       $   203,501        $   963,848          21.1%
                                          ===========      ===========       ===========        ===========

     (b) The maximum amount retained on any one life by the Company is $2,500,000.

     (c) Reinsurance recoveries, which reduced death and other benefits, approximated $155,038,000 and $150,795,000 respectively, for each of the years ended December 31, 2002 and 2001.

          The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements

14. Transactions with Related Parties

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2002 increased to $253,462,000 and $19,671,000, respectively due to the Company's transfer of a block of group accident and health business to National Union Fire Insurance Company of the Domestic Brokerage Group effective January 1, 2002. Premium income and commission ceded for 2001 amounted to $657,000 and $4, respectively. Premium income and commission ceded to affiliates amounted to $769,000 and $0 for the year ended December 31, 2000.

          Premium income and ceding commission expense assumed from affiliates decreased to $0 and $40,000, respectively, for 2002, compared to $186,371,000 and $33,126,000, respectively, for 2001, and $188,893,000 and $39,376,000, respectively for 2000. The decrease was due to the termination as of January 1, 2002 of the reinsurance agreement under which the Company assumed business from American Home Assurance Company.

     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2002, 2001 and 2000, the Company was charged $48,756,000, $44,167,000 and $46,726,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $17,155,000, $21,588,000 and $24,359,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (c) Effective January 1, 2002, the Company transferred a block of Group A&H business to National Fire Insurance Company of the Domestic Brokerage Group, an affiliated insurer. Written premium on this block was approximately $151,500,000 as of December 31, 2001.

15. Restructuring Charges

          In connection with the Parent's merger with American General Corporation during 2001, the Company incurred $34,700,000 in restructuring costs. Included in this amount is $20,900,000 of employee severance and termination related benefits. Of the total restructuring charges, approximately $31,700,000 has been paid as of December 31, 2002. The balance is included in Other Liabilities.